                                                                                                   Exhibit 99.5

                                                    $60,000,000

                                            LOAN AND SECURITY AGREEMENT

                                             Dated as of June 17, 2004

                                                       Among

   TROPICAL SPORTSWEAR INT'L CORPORATION, TROPICAL SPORTSWEAR COMPANY, INC., SAVANE INTERNATIONAL CORP., APPAREL
                                  NETWORK CORP., TSI BRANDS, INC. and TSIL, INC.

                                (each, a Borrower and collectively, the Borrowers)

                                                        and

                                         THE FINANCIAL INSTITUTIONS PARTY
                                             HERETO FROM TIME TO TIME

                                            (collectively, the Lenders)

                                                        and

                                      THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                                    (the Agent)

EXHIBITS-1

                                                     EXHIBITS

EXHIBIT A                  FORM OF REVOLVING CREDIT NOTE
EXHIBIT B                  FORM OF NOTICE OF PROPOSED ADVANCE/CONVERSION/ CONTINUATION
EXHIBIT C                  FORM OF POWER OF ATTORNEY
EXHIBIT D                  FORM OF ASSIGNMENT AND TRANSFER AGREEMENT
EXHIBIT E         .........FORM OF ACCOUNTS BORROWING BASE CERTIFICATE
EXHIBIT F         .........FORM OF INVENTORY BORROWING BASE CERTIFICATE
EXHIBIT G         .........EXISTING LETTERS OF CREDIT

SCHEDULES-1

                                                     SCHEDULES

SCHEDULE 1.1:                 Commercial Tort Claims
SCHEDULE 1.2:                 Mortgaged Properties
SCHEDULE 2.2:                 Authorized Officers
SCHEDULE 6.1(a):              Organization; Power; Qualification; FEIN
SCHEDULE 6.1(b):              Subsidiaries and Ownership of the Borrowers
SCHEDULE 6.1(e):              Business Description
SCHEDULE 6.1(f):              Compliance with Law; Government Approvals
SCHEDULE 6.1(g):              Titles to Properties
SCHEDULE 6.1(h):              Liens
SCHEDULE 6.1(i):              Indebtedness and Guaranties
SCHEDULE 6.1(j):              Litigation
SCHEDULE 6.1(k):              Tax Returns and Payments
SCHEDULE 6.1(o):              Benefit Plans; ERISA
SCHEDULE 6.1(s):              Inventory
SCHEDULE 6.1(u):              Chief Executive Office
SCHEDULE 6.1(v):              Real Property
SCHEDULE 6.1(w):              Corporate and Fictitious Names
SCHEDULE 6.1(z):              Employee Relations
SCHEDULE 6.1(aa):             Intellectual Property
SCHEDULE 6.1(bb):             Trade Names
SCHEDULE 6.1(cc):             Brokers
SCHEDULE 6.1(dd):             Insurance
SCHEDULE 6.1(ee):             Deposit and Disbursement Accounts
SCHEDULE 6.1(ff):             Government Contracts
SCHEDULE 6.1(gg):             Trade Relations
SCHEDULE 6.1(hh):             Agreements and other Documents
SCHEDULE 9.8:                 Use of Proceeds
SCHEDULE 11.6:                Restricted Distributions and Payments
SCHEDULE 11.7:                Merger, Consolidation and Sale of Assets

                                            LOAN AND SECURITY AGREEMENT

                                             Dated as of June 17, 2004

                  TROPICAL  SPORTSWEAR INT'L CORPORATION,  a Florida  corporation  ("Parent"),  TROPICAL SPORTSWEAR
COMPANY,  INC., a Delaware  corporation  ("TSCI"),  SAVANE  INTERNATIONAL  CORP., a Texas  corporation  ("Savane"),
APPAREL NETWORK CORP., a Florida corporation  ("Apparel"),  TSI BRANDS,  INC., a Delaware  corporation ("TSI"), and
TSIL,  INC.,  a Delaware  corporation  ("TSIL";  and  together  with  Parent,  TSCI,  Savane,  Apparel and TSI, the
"Borrowers"  and  each,  a  "Borrower"),  the  financial  institutions  party to this  Agreement  from time to time
(collectively,  the "Lenders"), and THE CIT GROUP/COMMERCIAL  SERVICES, INC., a New York corporation,  as agent for the Lenders (in such capacity, the "Agent") agree as follows:

                                                     RECITALS:

                  A........The Borrowers,  Duck Head Apparel  Company,  LLC, a Georgia  limited  liability  company
("Duck Head"),  and Delta  Merchandising,  Inc, a South Carolina  corporation  ("Delta"),  are parties to a certain
Second Amended and Restated Loan and Security  Agreement,  dated January 12, 2004 (the "Existing Loan  Agreement"), with Fleet Capital  Corporation,  a Rhode Island corporation  ("FCC"),  in its capacity as agent (in such capacity, the "Existing  Agent") for the lenders (the "Existing  Lenders")  party to the Existing Loan Agreement from time to time, and the Existing Lenders.

                  B........CIT  (as  hereinafter  define)  has  purchased  from  the  Existing  Lenders  all of the commitments  and loans of such  Existing  Lenders to the  Borrowers,  Duck Head and Delta under the  Existing  Loan
Agreement, and the Agent has been appointed successor agent to the Existing Agent under the Old Loan Agreement.

                  C........The Borrowers,  CIT and the Agent desire to make substantial  amendments to the Existing
Loan Agreement,  including,  without  limitation,  making available to the Borrowers a revolving credit facility in an  aggregate  amount up to  $60,000,000  (including  a letter of credit  subline in an  aggregate  amount of up to
$40,000,000) and eliminating Duck Head and Delta as borrowers thereunder,  and simultaneously  therewith to cause a portion of the commitments thereunder to be assigned to FCC.

                  D........To accomplish the foregoing,  the Borrowers,  the Agent and the Lenders hereby agree, in consideration of the premises and for other good and valuable  consideration,  the receipt and sufficiency of which are hereby  expressly  acknowledged,  that the  Existing  Loan  Agreement  is hereby  amended  and  restated in its entirety as set forth in the introductory paragraph and recitals hereto and as follows.

                  E........The Borrowers'  business is a mutual and collective  enterprise,  and the  consolidation of all loans and other  accommodations  under this  Agreement  will  enhance  the  Borrowers'  aggregate  borrowing powers, all to the Borrowers' respective individual and mutual advantage.

ARTICLE I.

                                                    DEFINITIONS

SECTION 1.1       Definitions.  For the purposes of this Agreement:

                  "Accounts"  means,  as to any Person,  all of such  Person's  then owned or  existing  and future acquired  or arising  (a)  "accounts",  as such terms is defined in the Uniform  Commercial  Code,  and any and all other  receivables  (whether or not  specifically  listed on  schedules  furnished  to Agent),  including,  without limitation,  all accounts  created by, or arising  from,  all of any  Borrower's  sales,  leases,  rentals or other dispositions  of goods or  renditions  of  services  to its  customers  (whether  or not they have  been  earned by performance),  including  but not  limited  to,  those  accounts  arising  from  sales,  leases,  rentals  or other dispositions  of goods or  rendition  of  services  made  under  any of the  trade  names,  logos or  styles of any
Borrower, or through any division of any Borrower; (b) Instruments,  Documents, Chattel Paper, Contracts,  Contract
Rights,  acceptances,  and tax refunds relating to any of the foregoing or arising  therefrom;  (c) unpaid seller's rights (including rescission,  replevin, reclamation,  repossession and stoppage in transit) relating to any of the foregoing or arising  therefrom;  (d) rights to any Goods  relating to any of the  foregoing or arising  therefrom, including rights to returned,  reclaimed or repossessed  Goods; (e) reserves and credit balances relating to any of
the foregoing or arising  therefrom;  (f)   Supporting  Obligations  and Letter of Credit Rights relating to any of
the  foregoing or arising  therefrom;  (g)   insurance  policies or rights  relating to any of the  foregoing;  (h)
General  Intangibles  relating to any of the foregoing or arising  therefrom  including,  without  limitation,  all payment  intangibles and other rights to payment  (including,  but not limited to, those arising in connection with bank and non-bank credit card  receivables)  and books and records and any electronic  media and software  relating thereto;  (i) notes,  deposits or property of Account Debtors relating to any of the foregoing or arising therefrom securing the  obligations of any such Account Debtors to the Borrowers;  and (l) cash and non-cash  Proceeds of any and all the foregoing.

                  "Accounts  Borrowing  Base" means at any time,  for the  Borrowers  in the  aggregate,  an amount equal to the sum of (A) ninety  percent (90%) of Eligible  Credit Approved  Accounts plus (2)  eighty-five  percent
(85%) of Eligible Non-Credit Approved Accounts.

                  The Agent shall have,  and reserves,  the right at any time, in its reasonable  credit  judgment, to adjust the foregoing advance rate percentages.

                  "Accounts  Borrowing  Base  Certificate"  means a  certificate  in the form  attached  hereto  as
Exhibit E (or another form acceptable to the Agent) setting forth the  calculation of the Accounts  Borrowing Base, including a calculation of each component  thereof,  in sufficient  detail by Borrowers or otherwise in such detail as shall be reasonably  satisfactory to the Agent.  All  calculations of the Accounts  Borrowing Base in connection with the  preparation of any Accounts  Borrowing  Base  Certificate  shall  originally be made by the Borrowers and certified  to the Agent;  provided,  that the Agent shall have the right to review and adjust,  in the  exercise of its reasonable  credit judgment,  any such calculation (a) to reflect its reasonable  estimate of declines in value of any of the Collateral  described therein,  and (b) to the extent that such calculation is not in accordance with this Agreement.

                  "Account Debtor" means a Person who is obligated on or in connection with an Account.

                  "ACH  Transactions"  means any cash  management  or  related  services  including  the  automatic clearing house transfer of funds by a Lender for the account of the Borrowers pursuant to agreement or overdrafts.

                  "Advance"  means an amount or amounts  advanced or to be advanced,  as the context  requires,  by the Lenders to the Borrowers under the Revolving Credit Facility pursuant to Article 2 hereof.

                  "Affiliate"  means,  with  respect to a Person,  (a) any  partner,  officer,  manager,  director, employee or managing  agent of such Person or such  Person's  Affiliates;  and (b) any  other Person  (other than a
Subsidiary) that, (i) directly or indirectly  through one or more  intermediaries,  controls,  or is controlled by, or is under common control with, such given Person,  (ii) directly or indirectly  beneficially owns or holds 20% or more of any class of voting stock or  partnership  or other  voting  interest of such Person or any  Subsidiary  of such  Person,  or (iii)  20% or more of the  voting  stock or  partnership  or other  voting  interest  of which is directly  or  indirectly  beneficially  owned or held by such  Person  or a  Subsidiary  of such  Person.  The term
"control"  means the  possession,  directly or  indirectly,  of the power to direct or cause the  direction  of the management  and policies of a Person,  whether  through  ownership of voting  securities  or  partnership  or other voting  interest,  by contract or  otherwise;  provided,  however,  that the term  "Affiliate"  shall  specifically exclude the Agent and each Lender.

                  "Agent" shall have the meaning ascribed to such term in the Recitals to this Agreement.

                  "Agent's  Office" means the office of the Agent  specified in or  determined  in accordance  with the provisions of Section 15.1(c) hereof.

                  "Agreement" means this Loan and Security Agreement,  including all Schedules,  Exhibits and other attachments  hereto, and all amendments,  modifications and supplements hereto and thereto and shall mean and refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                  "Agreement Date" means the date as of which this Agreement is dated.

                  "Applicable Law" means all applicable provisions of constitutions,  statutes,  rules, regulations and orders of all  governmental  bodies and of all orders  and  decrees of all courts and  arbitrators,  including, without limitation, applicable Environmental Laws.

                  "Applicable  Margin" means,  the percentage per annum set forth below opposite the Average Excess
Availability  for the  respective  type of Loan  below,  to be  determined  (a) on October 1, 2004 based on Average
Excess  Availability  for the period of time elapsed since the Effective  Date and (b) on the first Business Day of each third month thereafter based on Average Excess Availability for the immediately preceding three months:

              ---------------------------------------------------------------------------------------
                                                             Prime Advance
                Level       Average Excess Availability          Margin       LIBOR Advance Margin
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------
                  I     > $17,500,000                              0%                 2.5%
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------
                  II    > $13,500,000                             0.5%               2.75%
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------
                 III    > $10,000,000                             1.0%                3.0%
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------
                  IV    = $10,000,000                             1.5%               3.25%
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------

                  A downward  adjustment in the  Applicable  Margin shall take place only if no Default or Event of
Default has occurred and is  continuing.  The initial  Applicable  Margin shall be based on Level II until  October
1, 2004.  Any  adjustment  in the  Applicable  Margin shall be applicable  to all existing  Revolving  Credit Loans outstanding, as well as, any new Advances made or issued.

                  "Applicable  Percentage"  means,  the  percentage  per annum set forth below opposite the Average
Excess  Availability,  to be determined (a) on October 1, 2004 based on Average Excess  Availability for the period of time elapsed since the Effective  Date and (b) on the first  Business Day of each third month  thereafter  based on Average Excess Availability for the immediately preceding three months:

              -----------------------------------------------------------------------
                Level       Average Excess Availability      Applicable Percentage
              -----------------------------------------------------------------------
              -----------------------------------------------------------------------
                  I     > $17,500,000                                0.20%
              -----------------------------------------------------------------------
              -----------------------------------------------------------------------
                  II    > $13,500,000                                0.25%
              -----------------------------------------------------------------------
              -----------------------------------------------------------------------
                 III    > $10,000,000                                0.30%
              -----------------------------------------------------------------------
              -----------------------------------------------------------------------
                  IV    = $10,000,000                                0.35%
              -----------------------------------------------------------------------
              -----------------------------------------------------------------------

                  A downward  adjustment in the Applicable  Percentage shall take place only if no Default or Event of Default has occurred  and is  continuing.  The initial  Applicable  Percentage  shall be based on Level II until
October 1, 2004.

                  "Appraised FM Value" means the fair market value of the relevant  property  determined  from time to time  pursuant to periodic  appraisals  (i)  conducted by an appraiser  satisfactory  to the Agent,  in its sole discretion,  (ii) which contain results and values which are  satisfactory  to the Agent,  in its sole  discretion, and  (iii)  which  have  been  accepted  by the  Agent,  in its  sole  discretion,  and  such  acceptance  has been communicated to the Borrowers.

                  "Appraised  OL  Value"  means  the net  "orderly  liquidation"  value  of the  relevant  property determined  from time to time pursuant to periodic  appraisals  (i) conducted by an appraiser  satisfactory  to the
Agent, in its sole  discretion,  (ii) which contain results and values which are  satisfactory to the Agent, in its sole discretion,  and (iii) which have been accepted by the Agent, in its sole discretion,  and such acceptance has been communicated to the Borrowers.

                  "Asset  Disposition"  means the  sale,  transfer,  conveyance  or other  disposition  (including, without limitation,  pursuant to any merger,  consolidation or sale-leaseback transaction) of any asset or property of any of the Borrowers  including,  but not limited to, the capital stock of any Borrower or any Subsidiary of any
Borrower, but excluding sales of Inventory in the ordinary course of business.

                  "Assignment  and  Transfer"  means  an  assignment  and  transfer,  substantially  in the form of
Exhibit D hereto,  assigning all or a portion of a Lender's interests,  rights and obligations under this Agreement pursuant to Section 13.2.

                  "Audited  Financial  Statements"  shall have the meaning assigned to such term in Section 10.1(a)
hereof.

                  "Availability  Reserve" means an amount equal to (a) the Inventory  Reserves plus (b) the Minimum
Excess  Availability  Reserve  plus (c) three (3) months  rental  payments or similar  charges  for any  Borrower's leased  premises  or other  Collateral  locations  (other  than  show  rooms and  sales  offices  with an amount of
Inventory  deemed by the Agent to be  immaterial)  for which such  Borrower has not delivered to the Agent a Waiver and Consent  plus (d) the amount of such other  reserve or reserves as the Agent may  establish  or deem  necessary from time to time in the exercise of its reasonable credit judgment including,  without limitation,  as a result of
(i) any reserve  established by Agent,  in its  discretion,  pursuant to Sections 8.1, 8.10, and 8.11 hereof,  (ii)
any  negative  forecasts  and/or  trends in the  business,  prospects,  operation  or  financial  condition  of the
Borrowers  (iii) the  occurrence  of any event or existence of any  condition  which has  adversely  impacted or is reasonably  anticipated to adversely impact the perfection,  priority,  validity or  enforceability of the Security
Interest or Agent's and Lenders'  ability to realize on the value of the Collateral or which is otherwise  expected to have a Materially  Adverse  Effect,  (iv) the existence of any material and  unanticipated  cash  requirement or liability  of the  Borrowers,  or (v) any other  issues,  circumstances  or facts that could  otherwise  negatively impact the Borrowers or the business, prospects, operations, financial condition or assets of the Borrowers.

                  "Average Excess  Availability"  means,  for any period,  an amount equal to the sum of the actual amount of Excess  Availability  on each day during such period,  as determined by the Agent,  divided by the number of days in such period.

                  "Bank Products"  means any one or more of the following types of services or facilities  extended to the Borrowers by FCC or any Affiliate of FCC in reliance on FCC's  agreement to indemnify  such  Affiliate:  (i)
ACH Transactions and (ii) cash management, including controlled disbursement services.

                  "Bank  Products  Liabilities"  means  Liabilities  of a Borrower to FCC or any  Affiliate  of FCC
arising out of or relating to Bank Products.

                  "Benefit  Plan" or "Plan" means an "employee  benefit plan" as defined in  Section 3(3)  of ERISA
(other than a  Multi-Employer  Plan) in respect of which a Borrower or any Related  Company is, or with  respect to defined  benefit plans (as defined under ERISA)  within the  immediately  preceding six years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

                  "Blocked  Account"  shall have the  meaning  ascribed to such term in Section  8.1(a)(i)  of this
Agreement.

                  "Borrower"  and  "Borrowers"  shall have the  meanings  ascribed to such terms in the preamble of this Agreement.

                  "Borrowing  Base" means at any time, for the Borrowers in the  aggregate,  an amount equal to the lesser of:

(a)      an amount equal to (i) the Revolving  Credit  Facility Amount minus (ii) an amount equal to the sum of (A)
         the Letter of Credit Reserve, and (B) the amount of any Availability Reserves,

or

(b)      an amount equal to (i) the sum of (A) the Accounts  Borrowing Base; (B) the Inventory  Borrowing Base; and
         (C) the Fixed  Asset  Borrowing  Base;  minus (ii) an amount  equal to the sum of (A) the Letter of Credit
         Reserve, and (B)  the amount of any Availability Reserves.

                  "Borrowing Notice" shall have the meaning assigned to such term in Section 2.2(a)(i).

                  "Business  Day" means any day other than a Saturday,  Sunday or other day on which either (i) the office  of Chase  Bank,  in New  York,  New York or (ii) the  Agent's  office  in  Charlotte,  North  Carolina,  is authorized to close.

                  "Capital  Expenditures"  means, with respect to any Person, all expenditures made and liabilities incurred for the  acquisition of assets which are not, in accordance  with GAAP,  treated as expense items for such
Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

                  "Capitalized  Lease" means a lease that is required to be  capitalized  for  financial  reporting purposes in accordance with GAAP.

                  "Capitalized   Lease   Obligation"  means   Indebtedness   represented  by  obligations  under  a
Capitalized  Lease,  and the  amount of such  Indebtedness  shall be the  capitalized  amount  of such  obligations determined in accordance with GAAP.

                  "CARPA" means the Credit Approved  Receivables  Purchase Agreement dated November 1, 2003 between
CIT and the Parent, as the same may be amended, modified or supplemented from time to time.

                  "Cash  Collateral"  means  collateral  consisting of cash or Cash Equivalents on which the Agent, for the benefit of itself as Agent and the Lenders, has a first priority Lien.

                  "Cash Collateral Account" shall have the meaning assigned to such term in Section 3.3(a) hereof.

                  "Cash Equivalents" means

(a)      marketable  direct  obligations  issued or  unconditionally  guaranteed by the United States Government or issued by any agency  thereof and backed by the full faith and credit of the United  States,  in each case maturing within one year from the date of acquisition thereof;

(b)      commercial  paper  maturing no more than one year from the date  issued  and,  at the time of  acquisition thereof,  having a rating of at least A-2 from Standard & Poor's  Corporation or at least P-1 from Moody's
         Investors Service, Inc.;

(c)      certificates of deposit or bankers'  acceptances  issued in Dollar  denominations  and maturing within one year from the date of issuance  thereof  issued by any  commercial  bank  organized  under the laws of the
         United  States of America or any state  thereof or the District of Columbia  having  combined  capital and surplus of not less than  $250,000,000.00  and,  unless  issued by the Agent or a Lender,  not  subject to set-off or offset rights in favor of such bank arising from any banking relationship with such bank; and

(d)      repurchase  agreements in form and substance and for amounts  satisfactory to the Agent with a term of not more than seven days for underlying  securities of the types  described in clauses (a), (b) and (c) above, entered into with any financial institution meeting the qualifications specified in clause (c).

                  "Change of Control"  means any of the following:  (a) any person or group of persons  (within the meaning of the Securities  Exchange Act of 1934,) shall have acquired  beneficial  ownership (within the meaning of
Rule 13d-3  promulgated by the Securities and Exchange  Commission  under the Securities  Exchange Act of 1934,) of
40% or more of the  issued  and  outstanding  shares of  capital  stock of Parent  having the right to vote for the election  of  directors  of Parent  under  ordinary  circumstances;  (b) during  any  period of twelve  consecutive calendar  months,  individuals  who at the  beginning of such period  constituted  the board of directors of Parent
(together  with any new  directors  whose  election by the board of  directors  of Parent or whose  nomination  for election by the  Stockholders  of Parent was approved by a vote of at least  two-thirds of the directors then still in office who either were  directors at the beginning of such period or whose  election or nomination  for election was  previously  so approved)  cease for any reason other than death or  disability to constitute a majority of the directors then in office;  (c) Parent ceases to own and control,  directly or  indirectly,  all of the economic and voting rights  associated with all of the  outstanding  capital stock of the other Borrowers or (d) Borrowers cease to own and  control,  directly or  indirectly,  all of the economic and voting  rights  associated  with all of the outstanding capital stock of any of its Subsidiaries.

                  "Charges"  means  all  Federal,   state,  county,  city,  municipal,   local,  foreign  or  other
governmental  taxes  (including,  without  limitation,  taxes  owed to PBGC at the time due and  payable),  levies, assessments,  charges,  liens,  claims or  encumbrances  upon or relating to (i) the  Collateral,  (ii) the Secured
Obligations,  (iii) the employees,  payroll,  income or gross receipts of a Borrower,  (iv) the ownership or use of any assets by a Borrower, or (v) any other aspect of a Borrower's business.

                  "Chase Bank" means JPMorgan Chase Bank, N.A., a national banking association.

                  "Chase  Bank Rate"  means the rate of  interest  per annum  announced  by Chase Bank from time to time as its prime rate in effect at its  principal  office in the City of New York.  Such rate is not  intended  to be the lowest rate of interest charged by Chase Bank to its borrowers.

                  "Chattel  Paper"  means as to any  Person,  any  "chattel  paper," as such term is defined in the
Uniform Commercial Code, including electronic chattel paper, now owned or hereafter acquired by such Person.

                  "CIT" means The CIT  Group/Commercial  Services,  Inc., a New York  corporation,  in its capacity other than as Agent.

                  "Clearing Bank" means any banking  institution  with which a Blocked Account has been established pursuant to a Lockbox Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral"  means  all of each  Borrower's  right,  title  and  interest  in and to each of the following  (whether in the name of such Borrower or under any of such  Borrower's  Trade Names),  wherever  located and whether now or hereafter existing or now owned or hereafter acquired or arising:

(a)      all Accounts,

(b)      all Chattel Paper,

(c)      all Contracts,

(d)      all Contract Rights,

(e)      all Deposit Accounts,

(f)      all Documents,

(g)      all Equipment,

(h)      all Fixtures,

(i)      all General Intangibles (including payment intangibles and Software),

(j)      all Instruments,

(k)      all Inventory,

(l)      all Investment Property,

(m)      all Mortgaged Properties,

(n)      all commercial tort claims (which are specifically described on Schedule 1.1),

(o)      all Supporting Obligations and Letter of Credit Rights,

(p)      all other Goods and property, whether or not delivered,  including,  without limitation,  such other goods and  property  (i) the sale or lease of which  gives or  purports  to give  rise to any  Account  or other
         Collateral,  including,  but not limited to, all Inventory and other  merchandise  returned or rejected by or  repossessed  from  customers,  or (ii) securing any Account or other  Collateral,  including,  without limitation,  all  rights  as an unpaid  vendor  or lienor  (including,  without  limitation,  stoppage  in transit, replevin and reclamation) with respect to such other Goods and properties,

(q)      all substitutes and replacements for, accessories,  attachments,  and other additions to, any of the above and any and all  products or masses into which any Goods are  physically  united such that their  identity is lost,

(r)      all  policies  and  certificates  of insurance  relating to any of the  foregoing,  now owned or hereafter acquired, evidencing or pertaining to any and all items of Collateral,

(s)      all files,  correspondence,  computer programs,  tapes,  discs and related data processing  software which contain  information  identifying or pertaining to any of the Collateral or any Account Debtor, or showing the amounts thereof or payments  thereon or otherwise  necessary or helpful in the realization  thereon or the collection thereof,

(t)      all cash  deposited  with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the
         Agent,  for the  benefit  of the  Lenders,  or any  Lender  or such  Affiliate  is  entitled  to retain or otherwise  possess as  Collateral  pursuant to the  provisions  of this  Agreement  or any of the Security
         Documents or any agreement relating to any Letters of Credit, and

(u)      any and all products and Proceeds of the foregoing  (including,  but not limited to, any claim to any item referred  to in this  definition,  and any  claim  against  any  third  party  for loss of,  damage  to or destruction of any or all of, the  Collateral or for proceeds  payable  under,  or unearned  premiums with respect to,  policies of insurance) in whatever form,  including,  but not limited to, cash,  Instruments,
         Chattel Paper, security agreements and other documents.

                  "Collection   Account"  means  the  Agent's  account,   currently  at  Wachovia  Bank,   National
Association, Charlotte, North Carolina.

                  "Collection  Report" means a report  delivered by the Borrowers to the Agent,  from time to time, pursuant to the provisions of Section 8.8(b).

                  "Commitment"  means,  as to each Lender,  the amount set forth opposite such Lender's name on the signature pages hereof (or in the Register),  representing such Lender's obligation,  upon and subject to the terms and conditions of this Agreement, to make Advances and to purchase participations in Letters of Credit.

                  "Commitment  Percentage"  means,  as to  any  Lender,  the  percentage  of the  Revolving  Credit
Facility Amount obtained by dividing such Lender's Commitment by the Revolving Credit Facility Amount.

                  "Common  Stock"  means,  with  respect to any  corporation,  the  shares of common  stock of such corporation.

                  "Consolidating  Balance Sheet" means a Consolidated  Balance Sheet plus individual balance sheets for each Borrower and its consolidated  Subsidiaries,  showing all  eliminations of inter-company  transactions and prepared in such form as is satisfactory to the Agent.

                  "Consolidated  Balance  Sheet" means a  consolidated  balance  sheet for the  Borrowers and their consolidated  Subsidiaries,  eliminating all inter-company  transactions and Liabilities and prepared in accordance with GAAP.

                  "Consolidated  Net Income"  means,  for any period,  the net income or loss of the  Borrowers and their consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Contaminant"  means any  waste,  pollutant,  hazardous  substance,  toxic  substance,  hazardous waste, special waste,  petroleum or petroleum-derived  substance or waste, or any constituent of any such substance or waste.

                  "Contracts"  means,  as to any  Person,  all  "contracts"  as such term is defined in the Uniform
Commercial Code,  including,  without  limitation,  all of such Person's then owned or existing and future acquired or arising  contracts,  undertakings,  or agreements  (other than rights  evidenced by chattel paper,  documents or instruments  as such terms are  defined in the  Uniform  Commercial  Code) in or under which such Person may now or hereafter have any right, title or interest,  including,  without limitation,  any agreement relating to Inventory, the terms of payment or the terms of performance of any Account or any other Collateral.

                  "Contract  Rights"  means,  as to any Person,  all of such  Person's  then owned or existing  and future  acquired or arising  rights under  Contracts not yet fully  performed and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

                  "Control  Agreement"  means an  acknowledgement  from, or an agreement  among the Borrowers,  the
Agent,  for the  benefit  of the  Lenders,  and  (i) the  issuer  of  uncertificated  securities  with  respect  to uncertificated  securities in the name of any Borrower,  (ii) a securities intermediary with respect to securities, whether  certificated or  uncertificated,  securities  entitlements and other financial assets held in a securities account in the name of any Borrower,  or (iii) a futures  commission  merchant or clearing  house,  as  applicable, with respect to commodity accounts and commodity contracts held by any Borrower,  whereby,  among other things, the issuer,  securities intermediary,  or futures commission merchant disclaims any security interest in the applicable financial  assets,  acknowledges the Lien of the Agent, for the benefits of the Lenders,  on such financial assets, and agrees to follow the  instructions  or entitlement  orders of the Agent without further consent by the affected
Borrower.

                  "Cost" means with respect to Eligible  Inventory of a Borrower the lower of cost,  determined  on a first-in first-out basis, or fair market value of such Eligible Inventory as determined in accordance with GAAP.

                  "Default"  means any of the events  specified in  Section 12.1  which with the passage of time or giving of notice or both would constitute an Event of Default.

                  "Default Margin" means two percent (2%) per annum.

                  "Deposit  Accounts"  means,  as to any Person,  all "deposit  accounts" as defined in the Uniform
Commercial  Code, now owned or hereafter  acquired,  including,  without  limitation,  all of such Person's demand, time,  savings,  passbook,  money market or like depository  accounts and all  certificates of deposit,  maintained with a bank,  savings and loan association,  credit union or like organization  (other than an account evidenced by a certificate of deposit that is an instrument under the Uniform Commercial Code).

                  "Disbursement  Account"  means an  account  maintained  by and in the name of a  Borrower  with a
Disbursing Bank for the purposes of depositing proceeds of Advances.

                  "Disbursing  Bank" means any  commercial  bank within which a Borrower  maintains a  Disbursement
Account after the Effective Date.

                  "Documentary  Letter of Credit"  means any  documentary  letter of credit issued or authorized to be issued by an Issuing Bank for the account of a Borrower pursuant to Article 3 hereof.

                  "Documents"  means, as to any Person,  all "documents" as defined in the Uniform Commercial Code, now owned or hereafter acquired,  including,  without limitation, all of such Person's certificates or documents of origin and of title, warehouse receipts and manufacturers statements of origin.

                  "Domestic  Subsidiary"  means a  Subsidiary  of a Borrower  (other  than a  Subsidiary  that is a
Borrower) that is incorporated under the laws of a state of the United States or the District of Columbia.

                  "Dollar" and "$" means freely transferable United States dollars.

                  "Early  Termination  Date" means any date,  prior to the Expiration  Date, on which the Borrowers terminate this Agreement or the Revolving Credit Facility pursuant to Section 4.5.

                  "Early  Termination  Fee"  means an amount  equal to (a) one and one half  percent  (1.5%) of the
Revolving  Credit Facility  Amount,  if Borrowers  terminate the Revolving  Credit Facility or this Agreement on or before the first  anniversary of the Effective Date; or (b) three quarters  percent (0.75%) of the Revolving Credit
Facility  Amount,  if Borrowers  terminate  the Revolving  Credit  Facility or this  Agreement  following the first anniversary of the Effective Date but prior to the Expiration Date.

                  "EBITDA" means, for any period  Consolidated Net Income for such period plus without  duplication and to the extent deducted in the  determination of Consolidated Net Income for such period,  (a) interest,  income taxes,  depreciation  and  amortization  expenses,  (b) non cash write downs of Accounts owing to any Borrower from
Swiss Army Brands,  Inc. and any other  intangible  assets of any Borrower,  (c) non-cash  charges up to $3,500,000 associated with the consolidation of Borrowers' distribution  facilities,  (d) non-cash charges associated with the winding up and closure of Borrowers'  Australian  and New Zealand  Subsidiaries,  (e) non-cash  charges  associated with the winding up and closure of  Borrowers'  Mexican and Canadian  operations  of up to  $750,000,  (f) non-cash charges of up to $4,000,000  associated  with the winding up and closure of Borrowers'  dormant  Subsidiaries,  (g)
non cash write  downs of up to  $2,500,000  of  capitalized  FCC costs and (h)  severance  costs of up to  $500,000 incurred  in  connection  with  Borrowers'  restructuring  minus  to  the  extent  added  in the  determination  of
Consolidated  Net Income for such  period,  extraordinary  gains,  all as  determined  on a  consolidated  basis in accordance with GAAP.

                  "Effective  Date" means the later of (a) the  Agreement  Date, or (b) the first date on which all of the conditions set forth in Article 5 shall have been fulfilled.

                  "Effective  Interest Rate" means the rate of interest per annum on the Revolving  Credit Loans in effect from time to time pursuant to the provisions of Section 4.1(a).

                  "Eligible  Accounts" of a Borrower,  means the unpaid  portion of any Account,  including  credit card receivables,  payable in Dollars to such Borrower net of any returns,  discounts,  claims, credits, charges or other  allowances,  offsets,  deductions,  counterclaims,  disputes or other  defenses and reduced by the aggregate amount of all reserves,  limits and deductions  provided for in this  definition,  which are deemed by Agent in its reasonable  credit  judgment to be eligible  for  inclusion in the  calculation  of the  Accounts  Borrowing  Base;
provided,  that,  unless  otherwise  approved  in  writing by the  Agent,  (I) no Account  shall be deemed to be an
Eligible Account of such Borrower unless it meets all of the following  requirements:  (a) such Account arises from the sale of goods,  is owned by such Borrower and  represents a complete bona fide  transaction  which  requires no further  act under any  circumstances  on the part of such  Borrower  to make such  Account  payable by the Account
Debtor;  (b) such  Account has not been not  outstanding  for longer than the earlier of (i) one hundred and twenty
(120) days after the invoice  date  thereof or (ii) sixty (60) days after the due date  thereof;  (c) such  Account and the underlying  contract does not  contravene any laws,  rules or  regulations  applicable  thereto  including, without  limitation,  rules and  regulations  relating  to  truth-in-lending,  fair  credit  billing,  fair  credit reporting,  equal credit  opportunity,  fair debt  collection  practices and privacy and no party to the underlying contract is in violation of any such laws, rules or regulation;  (d) such Account is a valid,  legally  enforceable obligation of the Account  Debtor with respect  thereto and is not subject to any present,  or  contingent  (and no facts (y) exist to the  knowledge of any  Borrower,  or (z) have been  disclosed in the course of any audit,  which are the basis for any future)  offset,  deduction  or  counterclaim,  dispute or other  defense on the part of such
Account Debtor;  (e) such Account is subject to the Security Interest,  which is perfected as to such Account,  and is subject to no other Lien  whatsoever  and the goods,  the sale of which gave rise to the  Accounts,  were not at the time of the sale subject to any Lien  whatsoever;  (f) such Borrower is not in breach of any express or implied representations  or warranty  with respect to the goods,  the sale of which gave rise to such Account nor in breach of any  representation  or warranty,  covenant or other  agreement  contained in the Loan Documents with respect to such Account;  (g) such Account does not arise out of any  transaction  with any Subsidiary,  Affiliate,  creditor, lessor or supplier of such  Borrower;  (h) the Account  Debtor with  respect  thereto is located  within the United
States of America;  (i) such Account is not subject to the  Assignment  of Claims Act of 1940, as amended from time to time, or any  Applicable  Law now or hereafter  existing  similar in effect  thereto,  as determined in the sole discretion of Lender,  or to any provision  prohibiting  its  assignment or requiring  notice of or consent to such assignment;  (j) the Account  Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency  proceedings of any kind or of any other  proceeding or action,  threatened or pending,  which might, in Agent's  reasonable credit judgment,  have a materially  adverse effect on such Account Debtor; (k) such Account is not owing by an Account  Debtor  (other than Wal Mart or Sam's Club) that has  then-existing  Accounts  owing to such Borrower,  fifty percent (50%) of which are not deemed Eligible  Accounts  hereunder;  (l) such Account is not owing by Wal Mart or Sam's Club if either such Account  Debtor has  then-existing  Accounts owing to such Borrower, twenty-five  percent (25%) of which are not deemed Eligible  Accounts  hereunder;  (m) such Account is evidenced by an invoice or other  documentation  in a form acceptable to Agent  containing  only terms normally  offered by such
Borrower;  (n) such Account is not evidenced by Chattel  Paper or an Instrument of any kind;  (o) such Account does not arise out of a rebill or  advertising  bill; (r) the Goods,  the sale of which gave rise to such Account,  were delivered  to the  Account  Debtor on an  absolute  sale  basis and not on (i) a bill and hold sale  basis,  (ii) a consignment  sale basis,  (iii) a guaranteed  sale basis,  (iv) a sale or return basis,  or (v) on the basis of any similar  understanding,  and no material  part of such Goods has been  returned or rejected;  (p) such Account does not arise from the  performance of services  under or related to any warranty  claim or obligation,  or out of fees or charges imposed by such Borrower for the time value of money;  and (q) any other  requirements  deemed necessary by the Agent in its reasonable  credit judgment and which are customary  either in the commercial  finance industry or in the lending  practices of the Agent,  and (II) Eligible  Accounts of a Borrower shall not include any Account
(a) owed by an  Account  Debtor  (other  than Wal Mart or Sam's  Club)  if the  aggregate  unpaid  balance  of such
Accounts  exceeds  thirty  percent  (30%) of the  aggregate  unpaid  balance of all Eligible  Accounts owed to such
Borrower  at such  time,  but only to the  extent  of such  excess  or (b)  owed by Wal  Mart or Sam's  Club if the aggregate  unpaid  balance of such Accounts  exceeds sixty  percent  (60%) of the aggregate  unpaid  balance of all
Eligible Accounts owed to such Borrower at such time, but only to the extent of such excess.

                  "Eligible  Assignee"  means (i) a  commercial bank organized under the laws of the United States, or any State  thereof,  having  total assets in excess of  $500,000,000  or any  commercial  finance or asset based lending  affiliate of any such  commercial  bank;  (ii) a  savings and loan  association  or savings bank organized under the laws of the United States,  or any State thereof,  or any finance  company,  insurance  company,  fund or institutional  investor regularly engaged in the business of making secured loans,  which, in each of the foregoing cases,  has total assets of at least  $500,000,000  calculated  in  accordance  with GAAP and,  unless a Default or
Event of Default  exists,  is  reasonably  acceptable  to the  Borrowers  (such  approval  by the  Borrowers,  when required,  not to be  unreasonably  withheld or delayed and to be deemed  given by  Borrowers  if no  objection  is received by the  assigning  Lender and the Agent from the  Borrowers  within two (2) Business  Days after notice of such proposed  assignment  has been provided by the  assigning  Lender as set forth in Section 13.2;  and (iii) any
Lender listed on the signature page of this  Agreement or any finance  Affiliate  thereof;  provided in the case of the  institutions  or Lenders  described in clauses (i), (ii) and (iii) of this  definition,  such  institution  or
Lender is  reasonably  acceptable  to the Agent and the  representations  contained in Section 13.2 hereof shall be applicable with respect to such institution or Lender.

                  "Eligible  Credit  Approved  Accounts"  means  Eligible  Accounts  that have been  approved as to credit by CIT under the CARPA.

                  "Eligible  Non-Credit  Approved  Accounts"  means Eligible  Accounts that are not Eligible Credit
Approved Accounts.

                  "Eligible  Inventory" of a Borrower  means items of Inventory of such Borrower  consisting of raw materials  or  finished  goods held for sale in the  ordinary  course of the  business of such  Borrower  which are deemed  by Agent in its  reasonable  credit  judgment  to be  eligible  for  inclusion  in the  calculation  of the
Inventory  Borrowing Base.  Unless  otherwise  approved in writing by the Agent, no Inventory shall be deemed to be
Eligible  Inventory of a Borrower unless it meets all of the following  requirements:  (a) such  Inventory is owned by such  Borrower,  is subject to the  Security  Interest,  which is  perfected  as to such  Inventory,  and is not subject to any claim of reclamation,  adverse claim,  security  interest or right of equal or superior  priority to the Security  Interest,  or any other Lien  whatsoever;  (b) such  Inventory  consists of raw materials or finished goods,  but excludes  work-in-process;  (c) such Inventory is in good condition and meets all standards  applicable to such goods for their use or sale imposed by any Person having regulatory  authority over such matters;  (d) such
Inventory is currently  usable or merchantable  and readily  saleable,  at prices  approximating  at least the Cost thereof,  in the  normal  course of such  Borrower's  business;  (e)  such  Inventory  is not slow  moving,  stale, obsolete,  or seconds;  (f) such  Inventory (i) is located at one of the locations  listed in Schedule 6.1(s) or is in-transit to such  locations,  provided that such Inventory that is in transit is (x) fully insured with the Agent as the loss payee with  respect  thereto and (y) is to be paid for by a drawing on a  Documentary  Letter of Credit issued  by the Agent or an  Issuing  Bank and (ii) is not  Inventory  that has been  sold on  terms,  FOB  customer location or  destination;  (g) such  Inventory is in the  possession  and control of the Borrower and not any third party;  provided  that,  if such  Inventory  is  located in a  facility  owned by a third  party or is subject to a mortgage in favor of a lender other than Agent,  then the mortgagee,  lessor,  warehouseman,  bailee or other third party,  as the case may be,  shall  have  executed  and  delivered  to the Agent a Waiver  and  Consent in form and substance satisfactory to the Agent; (h) such Inventory is not food, perishables,  live plants,  freight,  damaged, defective or unmerchantable  goods,  sample inventory,  display items,  packaging or shipping  materials,  supplies used or consumed in a  Borrower's  business,  shrinkage  or  Inventory  scheduled  for return to vendors;  (i) such
Borrower  is not in breach of any  express  or  implied  representation  or  warranty  with  respect  to either the
Inventory  in  general or to the  Eligible  Inventory;  (j) it is not  subject to any  License  Agreement  or other agreement that limits,  conditions or restricts such  Borrower's or the Agent's right to sell or otherwise  dispose of such  Inventory  unless  (i) the  aggregate  value  (measured  as the  lower of cost or  market  value)  of such
Inventory is not greater than  $1,000,000 or (ii) the Licensor has entered into a  Licensor/Lender  Agreement  with the Agent;  and (k) such  Inventory  was not produced in violation of the Fair Labor  Standards  Act and subject to the so-called "hot goods" provision contained in Title 29, Chapter 8, U.S.C.ss.215(a).

                  "Eligible Letters of Credit" means  Documentary  Letters of Credit issued to support the purchase of Inventory by any Borrower for shipment to the United States of America.

                  "Environmental  Laws" means all  federal,  state,  local and  foreign  laws now or  hereafter  in effect relating to pollution or protection of the  environment,  including laws relating to emissions,  discharges,
Releases or  threatened  Releases  of  pollutants,  Contaminants,  chemicals,  or  industrial,  toxic or  hazardous substances or wastes into the  environment  (including,  without  limitation,  ambient air,  surface water,  ground water, or land), or otherwise  relating to the manufacture,  processing,  distribution,  use,  treatment,  storage, disposal,  removal,  transport,  or  handling of  pollutants,  Contaminants,  chemicals,  or  industrial,  toxic or hazardous  substances  or  wastes,  and any  and all  regulations,  notices  or  demand  letters  issued,  entered, promulgated  or  approved  thereunder;  such laws and  regulations  include  but are not  limited  to the  Resource
Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., as amended;  the  Comprehensive  Environmental  Response,
Compensation and Liability Act, 42 U.S.C.ss. 6901 et seq., as amended;  the Toxic Substances Control Act, 15 U.S.C.
ss. 2601 et seq., as amended;  the Clean Air Act, 46 U.S.C.ss. 7401 et seq., as amended; and state and federal lien and environmental cleanup programs.

                  "Environmental  Lien"  means a Lien in favor of any  governmental  entity  for (a) any  liability under  Environmental  Laws or (b) damages arising from, or costs incurred by such  governmental  entity in response to, a Release or threatened Release of Contaminant into the environment.

                  "Environmental  Liabilities"  means,  with respect to any Person,  all liabilities,  obligations, responsibilities,  response,  remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses,  damages,  punitive damages,  property damages,  natural resource damages, consequential  damages,  treble  damages,  costs and expenses  (including all fees,  disbursements  and expenses of counsel, experts and consultants),  fines, penalties,  sanctions and interest incurred as a result of or related to any claim,  suit,  action,  investigation,  proceeding or demand by any Person,  whether  based in contract,  tort, implied or express  warranty,  strict  liability,  criminal  or civil  statute or common  law,  including,  without limitation,  arising under or related to any Environmental Laws,  Environmental  Permits, or in connection with any
Release or  threatened  Release or presence of a  Contaminant  whether on, at, in,  under,  from or about or in the vicinity of any real or personal property.

                  "Environmental Permits" means all permits,  licenses,  authorizations,  certificates,  approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

                  "Equipment"  means,  as to any  Person,  all  "equipment"  as such term is defined in the Uniform
Commercial Code, now owned or hereafter acquired,  including,  without limitation,  all of such Person's then owned or  existing  and  future  acquired  or arising  machinery,  apparatus,  equipment,  furnishings,  Fixtures,  motor vehicles,  computers,  trade fixtures,  tractors,  trailers,  rolling stock,  fittings, and other tangible personal property (other than Inventory) of every kind and description  used in such Person's  business  operations or owned by such Person or in which such Person has an interest and all spare parts,  accessories  and special tools and all increases and accessions thereto and substitutions and replacements thereof.

                  "ERISA"  means the Employee  Retirement  Income  Security Act of 1974,  as in effect from time to time, and any successor statute.

                  "Event  of  Default"  means  any of the  events  specified  in  Section 12.1,  provided  that any requirement for notice or lapse of time or any other express condition has occurred or been satisfied.

                  "Excess  Availability"  means,  at any time,  the amount by which (a) the  Borrowing Base at such time, exceeds (b) the aggregate amount of all Revolving Credit Loans outstanding at such time.

                  "Exchange  Notes" means a note or other similar  security that is registered under the Securities
Act of 1933 and that is exchanged for a Senior Subordinated Note.

                  "Existing Agent" shall have the meaning given to such term in the Recitals to this Agreement.

                  "Existing Lenders" shall have the meaning given to such term in the Recitals to this Agreement.

                  "Existing  Letters of Credit"  means those  letters of credit  issued by Fleet  National Bank and listed on Exhibit G attached hereto.

                   "Expiration Date" means October 31, 2006.

                  "Facility Fee" shall have the meaning assigned to such term in Section 4.2(a).

                  "FCC"  shall have the meaning  given to such term in the  Recitals  to this  Agreement  and shall include any successor to FCC that is an Affiliate of Bank of America, N.A.

                   "Fees" mean any and all fees  payable to the Agent or any Lender  pursuant to this  Agreement or any of the other Loan Documents.

                  "Financial  Covenant  Applicability  Date"  means  any  date  on  which  (a)  the  sum of  Excess
Availability plus the Minimum Excess  Availability  Reserve  (hereinafter  "Adjusted Excess  Availability") is less than twenty percent (20%) of the Revolving  Credit  Facility Amount on such date and (b) the Agent has provided the
Borrower written notice thereof;  provided,  however, (i) after the first Financial Covenant  Applicability Date to occur after the Effective  Date, if Adjusted  Excess  Availability  becomes equal to or greater than twenty percent
(20%) of the  Revolving  Credit  Facility  Amount  within ten (10)  Business  Days after  such  Financial  Covenant
Applicability  Date (the date on which  Adjusted  Excess  Availability  becomes  equal to or  greater  than  twenty percent  (20%) of the Revolving  Credit  Facility  Amount being  hereinafter  known as the "Cure Date"),  then such
Financial  Covenant  Applicability  Date shall be deemed not to have occurred and (ii) the same  opportunity  shall exist for a Cure Date to occur in respect of any Financial  Covenant  Applicability  Date after the first Financial
Covenant  Applicability  Date but only after a period of ninety  (90) days has  elapsed  after the most recent Cure
Date.

                  "Financial  Covenant  Inapplicability  Date" means any date after the occurrence of any Financial
Covenant  Applicability  Date on which (a) Excess  Availability is equal to or greater than twenty percent (20%) of the  Revolving  Credit  Facility  Amount on such date and (b) the Agent has provided the  Borrower  written  notice thereof.

                  "Financial  Officer" means the chief financial officer,  chief accounting  officer,  Treasurer or
Controller of a Borrower, or an officer in a comparable position at any Borrower.

                  "Financing  Statements"  means and includes (a) all UCC  financing  statements  required by Agent and  authorized  by a Borrower,  in form and  substance  satisfactory  to the Agent for the purpose of perfecting a security interest in the personal property Collateral and (b) the Fixture Filings.

                  "Fiscal  Month"  means each of the  twelve  (12)  monthly  accounting  periods  of the  Borrowers comprising their Fiscal Year.

                  "Fiscal  Quarter"  means each of the quarterly  accounting  periods of the  Borrowers  comprising their Fiscal Year.

                  "Fiscal  Week" means each of the weekly  accounting  periods of the  Borrowers  comprising  their
Fiscal Year.

                  "Fiscal Year" means each of the fiscal years of the Borrowers  ending on the Saturday  nearest to
September 30th of each calendar year.

                  "Fixed Asset  Borrowing  Base" means at any time, for the Borrowers in the  aggregate,  an amount equal to the lesser of (i)  $5,700,000  or (ii) the sum of (A) fifty percent (50%) of the Appraised FM Value of the
Mortgaged  Property  and (B)  eighty  percent  (80%)  of the  Appraised  OL  Value  of each  Borrower's  Equipment.
Notwithstanding  the foregoing to the contrary,  the Fixed Assets Borrowing Base will be reduced by $400,000 on the first day of the third month after the Effective Date and on the first day of each third month thereafter.

                  The Agent shall have,  and reserves,  the right at any time, in its reasonable  credit  judgment, to adjust the foregoing advance rate percentages.

                  "Fixed  Charges" means,  with respect to any Person for any relevant fiscal period,  (a) interest paid or accrued  during such  period  plus (b)  payments  and  scheduled  payments  of  principal  with  respect to
Indebtedness  during such period (excluding the periodic permanent  reductions of the Fixed Asset Borrowing Base as described in the definition  thereof and in Section  4.3(d)) plus (c) Capital Lease payments paid or accrued during such period plus (d) cash  payments  of  dividends,  and any other cash  distributions  or accruals  thereof to any
Borrower's  shareholders,  members or partners  during such period,  all as determined on a  consolidated  basis in accordance with GAAP.

                  "Fixed  Charge  Coverage  Ratio"  means,  for any  relevant  fiscal  period  with  respect to the
Borrowers and their  consolidated  Subsidiaries,  the ratio of (a) EBITDA during such period minus cash payments of income  taxes  during such period and Capital  Expenditures  during such period that are not  financed  through the incurrence of Indebtedness  (excluding the Revolving  Credit Loans),  all as determined on a consolidated  basis in accordance with GAAP, to (b) Fixed Charges for such period.

                  "Fixtures"  means,  as to any  Person,  all  "fixtures"  as such term is defined  in the  Uniform
Commercial Code, now owned or hereafter acquired by such Person.

                  "Fixture  Filings"  means and includes all of those certain UCC Financing  Statements  authorized by  Borrowers  and  delivered  to Agent,  for the benefit of  Lenders,  for the  purpose of  perfecting  a security interest in and to Borrowers' Fixtures.

                  "Foreign Subsidiary" means a Subsidiary that is not a Domestic Subsidiary.

                  "Form 10-K"  means the  Parent's  annual  report on Form 10-K and the  accompanying  consolidated financial statements filed with the Securities and Exchange Commission.

                  "Form 10-Q" means, for any given Fiscal Quarter,  the Parent's  quarterly report on Form 10-Q and the accompanying consolidated financial statements filed with the Securities and Exchange Commission.

                  "GAAP" means accounting  principles  generally accepted in the United States consistently applied and maintained  throughout  the period  indicated and consistent  with the prior  financial  practice of the Person referred to.

                  "General  Intangibles"  means,  as to any Person,  all  "general  intangibles"  as defined in the
Uniform  Commercial Code, now owned or hereafter  acquired,  including,  without  limitation,  all of such Person's then owned or existing and future  acquired or arising general  intangibles,  choses in action and causes of action and all  other  intangible  personal  property  of such  Person  of  every  kind  and  nature,  including,  without limitation,  Intellectual Property,  corporate or other business records, inventions,  designs, blueprints,  plans, specifications,  trade secrets,  goodwill,  computer software,  customer lists,  licenses,  franchises,  tax refund claims,  reversions  or any rights  thereto and any other  amounts  payable to such  Person from any Benefit  Plan,
Multiemployer  Plan or other  employee  benefit plan,  rights and claims against  carriers and shippers,  rights to indemnification,  and business interruption,  property,  casualty or any similar type of insurance and any proceeds thereof.

                  "Goods"  means,  as to any Person,  all "goods" as defined in the Uniform  Commercial  Code,  now owned or  hereafter  acquired,  including,  without  limitation,  all of such  Person's  then owned or existing and future acquired or arising movables, Fixtures, Equipment, Inventory and other tangible personal property.

                  "Government  Lists" means any of the following  lists:  (a) the "Specially  Designated  Nationals and Blocked  Persons  List"  maintained  by OFAC,  (b) any other list of  terrorists,  terrorist  organizations  or narcotics  traffickers  maintained  pursuant  to any of the  Rules and  Regulations  of OFAC  that  Agent  notifies
Borrower in writing is to be included in  "Governmental  Lists",  or (c) any similar list  maintained by the United
States  Department  of State,  the United  States  Department  of Commerce or any other  Governmental  Authority or pursuant to any Executive  Order of the President of the United States of America that Agent  notifies  Borrower in writing is to be included in "Governmental Lists".

                  "Governmental Approvals" means all authorizations,  consents,  approvals, licenses and exemptions of,  registrations  and filings with, and reports to, all governmental  bodies,  whether federal,  state,  local or foreign national or provincial and all agencies thereof.

                  "Governmental  Authority"  means  any  nation  or  government,   any  state  or  other  political
subdivision  thereof,  and any agency,  department or other entity  exercising  executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty," "Guaranteed" or to "Guarantee" as applied to any obligation of another Person means

(a)      a guaranty  (other than by endorsement of negotiable  instruments for collection in the ordinary course of business),  directly or  indirectly,  in any manner,  of any part or all of such  obligation of such other
         Person, and

(b)      an agreement  direct or indirect,  contingent or otherwise,  and whether or not  constituting  a guaranty, the  practical  effect of which is to assure the  payment  or  performance  (or  payment of damages in the event of  nonperformance)  of any part or all of such  obligation of such other Person  whether by (i) the purchase  of  securities  or  obligations,  (ii) the  purchase,  sale or lease (as  lessee or  lessor)  of property or the  purchase  or sale of services  primarily  for the  purpose of enabling  the obligor  with respect to such  obligation  to make any  payment or  performance  (or  payment of damages in the event of nonperformance)  of or on  account  of any part or all of such  obligation  or to assure the owner of such obligation  against  loss,  (iii) the  supplying  of funds to, or in any other  manner  investing  in, the obligor  with  respect to such  obligation,  (iv)  repayment  of amounts  drawn down by  beneficiaries  of letters of credit,  or (v) the  supplying  of funds to or  investing  in a Person on account of all or any part of such Person's  obligation under a guaranty of any obligation or indemnifying or holding  harmless, in any way, such Person against any part or all of such obligations.

                  "Indebtedness" of any Person means,  without  duplication,  (a) Liabilities,  (b) all obligations for money  borrowed or for the  deferred  purchase  price of property or  services,  other than trade  indebtedness incurred in the ordinary  course of business  that is unsecured  and not overdue by more than six (6) months unless being  contested in good faith,  (c) all  reimbursement  and other  obligations  with respect to letters of credit, bankers'  acceptances  and  surety  bonds,  whether  or not  matured,  (d) all  obligations  represented  by bonds, debentures,  notes and similar  instruments  and  accepted  drafts that  represent  extensions  of credit,  (e) all
Capitalized Lease  Obligations and the present value of future rental payments under all synthetic leases,  (f) all obligations  (including  obligations  created or arising under any conditional  sale or title retention  agreement)
secured by any Lien to which any  property or asset  owned or held by such  Person is  subject,  whether or not the obligation  secured  thereby  shall have been assumed by such Person,  (g) all  obligations  of other Persons which such Person has Guaranteed,  including,  but not limited to, all obligations of such Person  consisting of recourse liability with respect to accounts  receivable  sold or otherwise  disposed of by such Person,  (h) all obligations of such Person under commodity  purchase or options  agreements or other commodity price hedging  arrangements,  in each case whether  contingent or matured,  (i) all obligations of such Person under any foreign  exchange  contract currency swap  agreement,  interest rate swap,  cap or collar  agreement or other similar  agreement or arrangement designed to alter the risks of such Person  arising from  fluctuations  in currency  values or interest  rates,  in each case whether  contingent or matured,  (j) all obligations in respect of mandatorily  redeemable  capital stock and (j) in the case of a Borrower (without duplication), the Revolving Credit Loans.

                  "Instruments"  means,  as to any  Person,  all  "instruments,"  as such  term is  defined  in the
Uniform  Commercial  Code,  now owned or hereafter  acquired by such Person,  including,  without  limitation,  all certificated  securities,  all certificates of deposit,  and all notes and other evidences of  indebtedness,  other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual  Property"  means,  as to any Person,  all of such Person's then owned existing and future  acquired  or arising  patents,  patent  rights,  copyrights,  works  which are the  subject of  copyrights, trademarks,  service marks,  trade names,  patent,  trademark and service mark  applications,  and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing,  all  extensions,  renewals reissues,  divisions,  continuations  and  continuations-in-part  of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

                  "Interest  Expense" means the interest on  Indebtedness  during the period for which  computation is being made,  excluding  (a) the  amortization  of fees and costs  incurred  with respect to the closing of loans which have been capitalized as transaction costs, and (b) interest paid in kind.

                  "Interest  Payment  Date"  means for all  Loans,  the  first  (1st)  day of each  calendar  month commencing on the first day of the month immediately  following the Effective Date continuing  thereafter until the
Secured Obligations have been irrevocably paid in full.

                  "Inventory"  means, as to any Person,  all "inventory" as defined in the Uniform  Commercial Code including,  without  limitation,  all of such  Person's  then owned or existing and future  acquired or arising (a)
inventory,  merchandise,  Goods  and  other  personal  property  intended  for  sale or  lease  or for  display  or demonstration,  (b) work in process,  (c) raw  materials  and other  materials  and  supplies  of every  nature and description  used or which  might be used in  connection  with the  manufacture,  packing,  shipping,  advertising, selling,  leasing or furnishing of the foregoing or otherwise used or consumed in the conduct of business,  and (d)
Documents evidencing, and General Intangibles relating to, any of the foregoing.

                  "Inventory  Borrowing  Base" means at any time,  for the  Borrowers in the  aggregate,  an amount equal to the lesser of  (A) $30,000,000,  (B) sixty percent (60%) of the sum of (i) Eligible Inventory at Cost plus
(ii) the face  amount  of  Eligible  Letters  of  Credit  prior to the time  title to the  Inventory  on order  and documented  under such Eligible  Letters of Credit passes to a Borrower,  (C) eighty-five  percent (85%) of the sum of (i) Eligible  Inventory at its  Appraised  OL Value plus (ii) the  Appraised OL Value of the  Inventory on order and  documented  under Eligible  Letters of Credit prior to the time title to such Inventory  passes to a Borrower, or (D) the Accounts Borrowing Base.

                  The Agent shall have,  and reserves,  the right at any time, in its reasonable  credit  judgment, to adjust the foregoing advance rate percentages.

                  "Inventory  Borrowing  Base  Certificate"  means a  certificate  in the form  attached  hereto as
Exhibit F (or another form  acceptable to the Agent)  setting  forth the  calculation  of the  Inventory  Borrowing
Base,  including a calculation of each component  thereof,  in sufficient  detail by Borrowers or otherwise in such detail as shall be reasonably  satisfactory  to the Agent.  All  calculations  of the Inventory  Borrowing  Base in connection  with the  preparation  of any Inventory  Borrowing  Base  Certificate  shall  originally be made by the
Borrowers and certified to the Agent;  provided,  that the Agent shall have the right to review and adjust,  in the exercise  of its  reasonable  credit  judgment,  any such  calculation  (a) to reflect its  reasonable  estimate of declines in value of any of the  Collateral  described  therein,  it being  understood and agreed that if the Agent adjusts the Inventory  Borrowing  Base  Certificate  in accordance  with this clause (a), the Agent will as soon as commercially  practicable  thereafter cause an updated  appraisal of the Inventory to be performed,  and (b) to the extent that such calculation is not in accordance with this Agreement.

                  "Inventory  Reserves"  means  such  reserve  or  reserves  as the  Agent  may  establish  or deem necessary  from time to time in the  exercise of its  reasonable  credit  judgment  with  respect to changes in the determination  of the  saleability  of the Eligible  Inventory or which,  without  duplication  as to valuation for purposes  of the  Borrowing  Base,  reflect  such other  factors  as  negatively  affect the value of the  Eligible
Inventory.  Without limiting the generality of the foregoing,  Inventory Reserves may include,  but are not limited to,  reserves  based on (i)  obsolescence,  (ii)  seasonality,  (iii)  shrinkage,  (iv)  imbalance,  (v) change  in
Inventory  character,  composition  or mix, (vi) vendor  chargebacks,  and (vii)  estimated  reclamation  claims of unpaid  sellers  of  Inventory  to any  Borrowers  including,  in each of the  foregoing  cases,  where  any of the foregoing are  inconsistent  with prior period practice or performance,  industry  standards,  or current  business plans of any Borrower.

                  "Investment  Accounts" means any and all of Borrowers'  securities  accounts,  brokerage accounts and commodities accounts held with a brokerage, commodities, investment banking or other financial institution.

                  "Investment  Property"  means,  as to any Person,  all "investment  property",  as defined in the
Uniform  Commercial  Code,   including,   without  limitation,   (i)  all  securities,   whether   certificated  or
uncertificated,  including,  but  not  limited  to,  stocks,  bonds,  interests  in  limited  liability  companies, partnership  interests,  treasuries,  certificates  of  deposit,  and  mutual  fund  shares;  (ii)  all  securities entitlements of such Person,  including,  but not limited to, the rights of such Person to any Investment  Accounts and the financial  assets held by a financial  intermediary  in such accounts and any free credit  balance or other money owing by any financial  intermediary  with respect to such  accounts;  (iii) all commodity  contracts of such
Person; and (iv) all Investment Accounts of such Person.

                  "IRS" means the Internal Revenue Service or any successor agency thereto.

                  "Issuing  Bank"  means any banking  institution  which is an issuer of a Letter of Credit and its successors and assigns hereunder.

                  "Ledger  Debt" means  Indebtedness  for goods and services  purchased  by any  Borrower  from any
Person whose Accounts are factored or financed by CIT.

                  "Lender"  means,  at any time, any financial  institution  party to this Agreement as a Lender at such time,  including any such Person  becoming a party hereto  pursuant to the provisions of Section 13.2, and its successors  and  assigns,  and  "Lenders"  means,  at any time,  all of the  financial  institutions  party to this
Agreement as Lenders at such time,  including any such Persons  becoming  parties hereto pursuant to the provisions of Section 13.2, and their successors and assigns.

                  "Letter  of  Credit"  means  any  Documentary  Letter  of Credit  or  Standby  Letter of  Credit,
including any Existing Letter of Credit.

                  "Letter of Credit  Amount"  means,  with respect to any Letter of Credit,  the aggregate  maximum amount at any time available for drawing under such Letter of Credit.

                  "Letter of Credit Default Margin" means 2.00% per annum.

                  "Letter  of Credit  Facility"  means that part of this  Agreement  pursuant  to which  Letters of
Credit or guarantees thereof are provided to Borrowers.

                  "Letter of Credit  Facility  Amount" means the amount of $30,000,000  with respect to Documentary
Letters of Credit and $10,000,000 with respect to Standby Letters of Credit

                  "Letter of Credit  Obligations"  means,  at any time, the sum of (a) the aggregate  Reimbursement
Obligations  of all of the  Borrowers at such time,  plus (b) the  aggregate  Letter of Credit Amount of Letters of
Credit  outstanding at such time, plus (c) the aggregate  Letter of Credit Amount of Letters of Credit the issuance of which has been  authorized  by the Agent and the Issuing Bank pursuant to Section 3.1 but that have not yet been issued, in each case as determined by the Agent.

                  "Letter of Credit  Reserve"  means,  at any time, the aggregate  Letter of Credit  Obligations at such time, excluding Letter of Credit Obligations that are fully secured by Cash Collateral.

                  "Letter of Credit  Rights" means,  as to any Person,  all "letter of credit rights" as defined in the Uniform Commercial Code, now owned or hereafter acquired by such Person.

                  "Liabilities"  means,  as at  the  end  of any  fiscal  period,  all  liabilities  determined  in accordance with GAAP and included on a balance sheet.

                  "LIBOR"  means at any time of  determination,  and  subject to  availability,  for each  calendar month,  the higher of the  applicable  reserve  adjusted  London  Interbank  Offered  Rate paid in London on dollar deposits  from other banks (a) as quoted by Chase Bank,  or (b) as published  under  "Money  Rates" in the New York
City edition of the Wall Street Journal or, if there is no such  publication or statement  therein as to the London
Interbank Offered Rate, then in any publication used in the New York City financial community.

                  "LIBOR  Advances"  means the  Advances  during any period in which they bear  interest  at a rate determined with reference to LIBOR.

                  "License  Agreement"  means any  agreement  between a Borrower  and a Licensor  pursuant to which such Borrower is authorized to use any  Intellectual  Property in  connection  with the  manufacturing,  marketing, sale or other distribution of any Inventory of such Borrower.

                  "Licensor"  means any  Person  from whom a  Borrower  obtains  the  right to use  (whether  on an exclusive or  non-exclusive  basis) any  Intellectual  Property in connection with such  Borrower's  manufacturing, marketing, sale or other distribution of any Inventory of such Borrower.

                  "Licensor/Lender  Agreement"  means an  agreement  between  the Agent and a Licensor by which the
Agent is given the  unqualified  right,  vis-a-vis such Licensor,  to enforce the Agent's Liens with respect to and to  dispose  of a  Borrower's  Inventory  with  the  benefit  of  any  Intellectual  Property  applicable  thereto, irrespective  of such Borrower's  default under any License  Agreement with such Licensor and which is otherwise in form and substance satisfactory to the Agent.

                  "Lien" as applied to the property of any Person  means:  (a) any  mortgage,  deed to secure debt, deed of trust, lien, pledge,  charge, lease constituting a Capitalized Lease Obligation,  conditional sale or other title  retention  agreement,  or other security  interest,  security title or encumbrance of any kind in respect of any  property  of such  Person or upon the income and  profits  therefrom,  whether  such  interest is based on the common law, statute or contract,  (b) any arrangement,  express or implied, under which any property of such Person is  transferred,  sequestered  or otherwise  identified  for the purpose of  subjecting  the same to the payment of
Indebtedness  or  performance  of any other  obligation  in  priority  to the  payment  of the  general,  unsecured creditors of such Person,  and (c) the filing of, or any agreement to give, any financing  statement  under the UCC of any state or its equivalent in any jurisdiction.

                  "Loan Account" and "Loan Accounts" shall have the meanings ascribed thereto in Section 4.4(a).

                  "Loan Documents" means  collectively this Agreement,  the Notes, the Security  Documents and each other  instrument,  agreement or document  executed by any Borrower or any  Affiliate or Subsidiary of any Borrower
in connection  with this  Agreement  whether prior to, on or after the  Effective  Date and each other  instrument, agreement or document  referred to herein or  contemplated  hereby,  all in form and  substance  acceptable  to the
Agent.

                  "Lockbox  Agreement"  means an agreement  among a Borrower,  the Agent and a Clearing  Bank, in a form  acceptable to the Agent,  concerning  the  collection,  treatment and remission of payments or other deposits which represent the proceeds of Collateral.

                  "Margin  Stock" means margin stock as defined in Section  221.1(h) of  Regulation U,  as the same may be amended or supplemented from time to time.

                  "Material  Contract"  means any  contract  or other  arrangement  (other  than  Loan  Documents), whether written or oral, to which any Borrower is a party as to which the breach,  nonperformance,  cancellation or failure to renew by any party thereto could reasonably be expected to have a Materially Adverse Effect.

                  "Materially  Adverse  Effect" means a materially  adverse  effect upon (a) the business,  assets, properties,  liabilities,  condition  (financial or otherwise),  results of operations or business prospects of any
Borrower,  (b) the value of the whole or any material part of the Collateral,  or the enforceability or priority of the Security Interest,  (c) the ability of any Borrower to perform any material obligations  hereunder or under any other Loan  Document  to which it is a party or (d) the  legality,  validity,  binding  effect,  enforceability  or admissibility  into  evidence of any Loan  Document or the rights or remedies of the Agent or the Lenders  under or in connection with any Loan Document.

                  "Materially  Adverse  Change"  means  an  act,  omission,  situation,   circumstance,   event  or
undertaking  which could  reasonably  be expected  to have  singly or in  combination  with one or more other acts, omissions, situations, circumstances, events or undertakings a Material Adverse Effect.

                  "Minimum Commitment" shall have the meaning ascribed to such term in Section 13.2(a) hereof.

                  "Minimum Excess  Availability  Reserve" means, at any time, the Revolving  Credit Facility Amount at such time multiplied by 10%.

                  "Money  Borrowed" means, as applied to  Indebtedness,  (a)  Indebtedness for money borrowed,  (b)
Indebtedness,  whether or not in any such case the same was for money  borrowed,  (i)  represented by notes payable and drafts  accepted,  that  represent  extensions of credit,  (ii)  constituting  obligations  evidenced by bonds, debentures,  notes or similar  instruments,  or (iii) upon which interest  charges are customarily paid (other than trade  Indebtedness) or that was issued or assumed as full or partial payment for property,  (c) Indebtedness  that constitutes  a  Capitalized  Lease  Obligation,  (d)  Indebtedness  that is such by  virtue  of  clause  (f) of the definition  thereof,  but only to the extent that the obligations  Guaranteed are obligations that would constitute
Indebtedness  for Money Borrowed and (e) obligations in respect of mandatory  redeemable  capital stock, if any, of any Borrower.

                  "Mortgaged Properties" means the Real Estate described on Schedule 1.2 hereto.

                  "Mortgage"  means an indenture of mortgage,  deed of trust,  deed to secure debt or other similar instrument in form and substance  reasonably  satisfactory  to the Agent and the Lenders  granting to the Agent for the  benefit of the  Lenders a Lien on and  security  interest  in the  subject  Real  Estate to secure the Secured
Obligations and other obligations referred to therein.

                  "Multi-employer  Plan" means a  "multi-employer  plan" as defined in Section  4001(a)(3) of ERISA to which a Borrower or a Related  Company is required  to  contribute  or has  contributed  within the  immediately preceding six years.

                  "Net  Income" or "Net Loss"  means,  as  applied to any  Person,  the net income (or net loss) of such  Person for the period in  question  after  giving  effect to  deduction  of or  provision  for all  operating expenses,  all taxes and reserves  (including  reserves for deferred  taxes and all other proper  deductions),  all determined in accordance with GAAP.

                  "Net  Outstandings"  of any Lender  means,  at any time,  the sum of (a) all amounts paid by such
Lender  to the  Agent in  respect  of  Revolving  Credit  Loans or the  Letter of  Credit  Obligations  under  this
Agreement,  minus (b) all  amounts  paid by the Agent to such  Lender  which are  received  by the Agent and which, pursuant  to this  Agreement,  are paid  over to such  Lender  for  application  in  reduction  of the  outstanding principal balance of the Revolving Credit Loans or the Letter of Credit Obligations.

                  "Net  Proceeds"  means  with  respect  to any Asset  Disposition,  the  aggregate  cash  payments received  (directly or indirectly),  including any cash payments  received by way of deferred  payment of principal pursuant to a note or installment  receivable or otherwise,  therefrom,  but only as and when received,  net of (i)
the  transaction  costs of such  Asset  Disposition,  including,  without  limitation,  all  reasonable  legal  and investment  banking fees and expenses,  title and recording tax expenses,  commissions,  fees and expenses incurred in obtaining  regulatory  approvals and other  reasonable and customary fees and expenses  incurred or agreed to be incurred,  (ii) any tax liability arising from such Asset Disposition including,  without limitation,  all foreign, federal,  state and local income or other Taxes estimated to be payable currently,  attributable thereto, and (iii)
the amount of any contractually  required  repayments of Indebtedness  (other than the Secured  Obligations) to the extent secured by a Permitted Lien thereon.

                  "Non-Ratable  Loan" means a Revolving  Credit Loan made by the  Settlement  Lender in  accordance with the provisions of Section 4.7(b)(ii).

                  "Note" means the Revolving  Credit Note and "Notes" means more than one of such Revolving  Credit
Notes.

                  "OFAC" mean the Office of Foreign Assets Control,  United States  Department of the Treasury,  or
any other office, agency or department that succeeds to the duties of OFAC.

                  "Operating Lease" shall have the meaning assigned to such term in Section 11.10 hereof.

                  "Operating Lease  Obligations"  means,  with respect to an Operating Lease for a Borrower,  as of any  date,  an  amount  equal  to (a) the  monthly  lease  payment  for such  Operating  Lease  including,  without limitation,  any projected percentage rent,  additional rent,  escalation payments,  and any other payments by such
Borrower to any lessor under an Operating  Lease  relating to common area  maintenance,  operating  expenses,  real estate  taxes,  insurance or any other  expenses  allocated to such Borrower as tenant under such  Operating  Lease multiplied times (b) the number of months then remaining in the current term of such Operating Lease.

                  "Overadvance" means any advance made pursuant to Section 4.12 hereof.

                  "Overextension" shall have the meaning assigned to such term in Section 2.3(a) hereof.

                  "Parent" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Patent  Security  Agreement"  means  a  Patent  Security   Agreement,   in  form  and  substance
satisfactory  to the Agent,  executed  and  delivered  by a Borrower to the Agent,  for the benefit of the Lenders, contemporaneously herewith as the same may be amended, modified or supplemented from time to time.

                  "Payoff Letter" means a letter,  in form and substance  reasonably  satisfactory  to Agent,  from the Existing  Agent,  notifying  the Agent and the  Borrowers  of the amount  necessary to repay in full all of the obligations of the Borrowers,  Duck Head and Delta to the Existing  Lenders and committing to terminate and release all Liens existing in favor of the Existing Agent in the properties and assets of the Borrowers.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

                  "Permitted  Guaranties"  means (a) those  described on Schedule  6.1(i),  or (b) any  Guaranty of
Permitted Obligations.

                  "Permitted  Indebtedness  for Money Borrowed" means (a) the Indebtedness to Lenders arising under this Agreement,  (b) Indebtedness owed to another Borrower,  (c) Permitted Guaranties,  (d) the Senior Subordinated
Indebtedness and (e) the Indebtedness set forth on Schedule 6.1(i) hereof.

                  "Permitted  Liens" means: (a) Liens securing taxes,  assessments and other  governmental  charges or levies  (excluding any Lien imposed  pursuant to any of the  provisions of ERISA) or the claims of  materialmen, suppliers,  mechanics,  carriers,  warehousemen or landlords for labor, materials,  supplies or rentals incurred in the ordinary  course of business,  but in all cases,  only if payment  shall not at the time be required to be made in accordance  with  Section 9.6,  and (b) Liens  consisting of deposits or pledges made in the ordinary  course of business in  connection  with, or to secure  payment of utility  payments,  bids,  tenders,  contracts  (other than contracts  for payment of money),  obligations  under  workers'  compensation,  unemployment  insurance  or similar legislation  or under surety or performance  bonds,  in each case arising in the ordinary  course of business;  (c)
Liens constituting  encumbrances in the nature of zoning restrictions,  special  assessments,  easements and rights or  restrictions of record on the use of the Real Estate,  which in the reasonable  credit judgment of the Agent do not  materially  detract from the value of Real Estate or impair the use thereof in the business of the  applicable
Borrower;  (d) Liens  securing  Permitted  Obligations;  (e) Liens arising out of or resulting from any judgment or award,  the time for the appeal or petition for rehearing of which shall not have  expired,  or in respect of which the applicable  Borrower is fully  protected by insurance or in respect of which such Borrower shall at any time in good  faith be  prosecuting  an appeal or  proceeding  for a review  and in  respect  of which a stay of  execution pending such appeal or proceeding  for review shall have been secured,  and as to which  appropriate  reserves have been established on the books of such Borrower; and (f) Liens listed on Schedule 6.1(h).

                  "Permitted  Obligations" means the aggregate amount of outstanding  Purchase Money  Indebtedness,
Operating  Lease  Obligations,  and Permitted  Indebtedness  for Money Borrowed which,  and only to the extent,  is incurred subject to the provisions of this Agreement, including without limitation, Section 11.2.

                  "Person" means an individual,  corporation,  partnership,  association,  trust or  unincorporated organization, or a government or any agency, division, department, or political subdivision thereof.

                  "Pledge Agreement" means the Pledge Agreement,  in form and substance  satisfactory to the Agent, executed and delivered by each Borrower to the Agent,  for the benefit of the Lenders,  contemporaneously  herewith as the same may be amended,  modified  or  supplemented  from time to time,  pursuant  to which such  Borrower  has pledged to the Agent,  for the benefit of the Lenders,  as security for the  Obligations,  66% of the capital stock of each Foreign  Subsidiary  of such  Borrower and all of the capital  stock of each  Domestic  Subsidiary  of such
Borrower.

                  "Power of Attorney"  means the Power of Attorney  substantially  in the form of Exhibit C hereto, executed and delivered by each Borrower to Agent contemporaneously  herewith, as the same may be amended,  modified or supplemented from time to time.

                  "Prime  Advances"  means the  Advances  during any period in which they bear  interest  at a rate determined with reference to the Chase Bank Rate.

                  "Proceeds" means  "proceeds," as such term is defined in the Uniform  Commercial Code,  including
(a) any and all proceeds of any  insurance,  indemnity,  warranty or guaranty  payable to any Borrower from time to time with  respect to any of the  Collateral,  (b) any and all payments  (in any form  whatsoever)  made or due and payable to any Borrower from time to time in connection with any requisition,  confiscation,  condemnation, seizure or  forfeiture  of all or any part of the  Collateral  by any  Governmental  Authority  (or any Person acting under color of  governmental  authority),  (c) any claim of any Borrower  against third parties (i) for past,  present or future  infringement  of any  patent or  patent  license,  or (ii) for past,  present  or  future  infringement  or dilution of any  copyright,  copyright  license,  trademark  or  trademark  license,  or for injury to the goodwill associated with any trademark or trademark  license,  (d) any recoveries by any Borrower against third parties with respect to any litigation or dispute  concerning any of the Collateral  including claims arising out of the loss or nonconformity  of,  interference  with the use of,  defects  in,  or  infringement  of rights  in,  or  damage  to,
Collateral,  (e) all amounts  collected on, or distributed on account of, other  Collateral,  including  dividends, interest,  distributions  and Instruments  with respect to Investment  Property and pledged Stock,  and (f) any and all other amounts,  rights to payment or other property acquired upon the sale, lease,  license,  exchange or other disposition of Collateral and all rights arising out of Collateral.

                  "Proportionate  Share"  means a fraction,  the  numerator  of which is the most recent  appraised value of the  Mortgaged  Property  sold in any one  transaction,  and the  denominator  of which is the most recent appraised value of all of the Mortgaged Property at the time of such sale.

                  "Purchase Money Indebtedness"  means Indebtedness  created to finance or refinance the payment of all or any part of the  purchase  price (not in excess of the fair market  value  thereof) of any  tangible  asset, other than  Inventory,  incurred at the time of or within ten (10) days prior to or after the  acquisition  of such tangible asset and secured only by Purchase Money Liens.

                  "Purchase  Money Lien" means any Lien  securing  Purchase  Money  Indebtedness,  but only if such
Lien shall at all times be confined  solely to the  tangible  asset  (other than  Inventory)  which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                  "Real  Estate"  means all of each  Borrower's  now or hereafter  owned or leased  estates in real property,  including,  without  limitation,  all fees,  leaseholds and future interests,  together with all of such
Borrower's now or hereafter owned or leased  interests in the  improvements  and emblements  thereon,  the fixtures attached  thereto  and the  easements  appurtenant  thereto,  including,  without  limitation,  the  real  property described on Schedule 6.1(v).

                  "Register" shall have the meaning assigned to such term in Section 13.2(c) hereof.

                  "Regulation  U" means  Regulation U of the Board of Governors of the Federal  Reserve  System (or
any successor), as the same may be amended or supplemented from time to time.

                  "Reimbursement  Agreement"  means,  with respect to a Letter of Credit,  such form of application therefor and form of reimbursement  agreement  therefor (whether in a single document or several  documents) as the
Issuing Bank may employ in the ordinary  course of business for its own account,  with such  modifications  thereto as may be agreed upon by an Issuing Bank and a Borrower,  provided  that such  application  and  agreement  and any modifications thereto are not inconsistent with the terms of this Agreement.

                  "Reimbursement  Obligations"  means the  reimbursement or repayment  obligations of a Borrower to an Issuing Bank pursuant to Article 3 or pursuant to a  Reimbursement  Agreement  with respect to amounts that have been drawn under Letters of Credit.

                  "Related  Company"  means, as to any Person,  any (a)  corporation  which is a member of the same controlled  group of  corporations  (within  the  meaning  of  Section  414(b)  of the  Code) as such  Person,  (b)
partnership or other trade or business  (whether or not  incorporated)  under common control (within the meaning of
Section  414(c) of the Code) with such  Person,  or (c) member of the same  affiliated  service  group  (within the meaning of  Section  414(m) of the Code) as such  Person or any  corporation  described  in clause (a) above or any partnership, trade or business described in clause (b) above.

                  "Release"  means release,  spill,  emission,  leaking,  pumping,  injection,  deposit,  disposal, discharge,  dispersal,  leaching  or  migration  into  the  indoor  or  outdoor  environment  or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

                  "Remedial  Action"  means  actions  required to (i) clean up,  remove,  treat or in any other way address  Contaminants  in the indoor or  outdoor  environment;  (ii)  prevent  the  Release or threat of Release or minimize  the further  Release of  Contaminants  so they do not migrate or endanger or threaten to endanger  public health or welfare or the indoor or outdoor  environment;  or (iii) perform  pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Replacement  Letters of Credit" shall have the meaning  assigned to such term in Section  3.3(a)
hereof.

                  "Required  Lenders"  means (a) at any time the Lenders  are  comprised  only of CIT and FCC,  one hundred  percent of the  Commitment  Percentages  of such  Lenders and (b) at any other time,  any  combination  of
Lenders whose Commitment Percentages at such time aggregate at least fifty-nine percent (59%) thereof.

                  "Restricted  Distribution"  means,  with respect to any Person,  (a) any retirement,  redemption, purchase,  or other  acquisition  for value of any  capital  stock or other  equity  securities  or  membership  or partnership  interests issued by such Person,  (b) any declaration or payment of any dividend or distribution on or with  respect to any such  securities  or  membership  or  partnership  interests,  (c) any loan or advance by such
Person  to,  or other  investment  by such  Person  in,  the  holder of any of such  securities  or  membership  or partnership  interests,  and (d) any other  payment by such Person in respect of such  securities  or membership or partnership interests.

                  "Restricted  Investments"  means  any  acquisition  of  property  by a  Borrower  or  any  of its
Subsidiaries in exchange for cash or other property,  whether in the form of an acquisition of equity  interests or
Indebtedness,  or the purchase or acquisition by such Borrower or any of its  Subsidiaries  of any other  property, or a loan, advance,  capital  contribution or subscription,  except acquisitions of the following:  (a) investments in one or more  Subsidiaries  of such Borrower to the extent  existing on the Effective  Date,  (b) current  assets arising from the sale or lease of goods or the  rendition of services by such  Borrower or any of its  Subsidiaries in the  ordinary  course of business;  (c) fixed assets to be used in the business of such  Borrower and any of its
Subsidiaries so long as the acquisition costs thereunder constitute Capital Expenditures  permitted hereunder,  (d)
goods  held for sale or lease or to be used in the  manufacture  of  goods or the  rendition  of  services  by such
Borrower or any of its Subsidiaries in the ordinary course of business; and (e) Cash Equivalents.

                  "Restricted  Payment"  means,  with  respect  to any  Person,  (a)  any  retirement,  redemption, repurchase,  prepayment or other acquisition,  or the setting aside of any money for a sinking, defeasance or other analogous fund for any such  retirement,  redemption,  repurchase,  prepayment or other  acquisition,  prior to the stated maturity  thereof or prior to the due date of any regularly  scheduled  installment or amortization  payment with respect thereto,  of any Indebtedness of such Person (other than the Secured  Obligations and trade debt), (b)
the payment by such Person of the  principal  amount of or  interest  on any  Indebtedness  (other than trade debt)
owing to an Affiliate of such Person,  and (c) the payment of any  management,  advisory,  guaranty,  consulting or other similar fee by such Person to an Affiliate of such Person.

                  "Revolving  Credit  Facility"  means  that part of this  Agreement  pursuant  to which  Revolving
Credit Loans are provided to Borrowers.

                  "Revolving Credit Facility Amount" means the principal amount equal to $60,000,000.

                  "Revolving  Credit Loans" means,  as measured at any time,  the aggregate  outstanding  amount of the Advances made to all of the Borrowers pursuant to Section 2.1.

                  "Revolving  Credit Note" means a promissory  note made payable by the Borrowers to the order of a
Lender  evidencing the obligation of each Borrower to pay the aggregate  unpaid  principal  amount of the Revolving
Credit  Loans made to it by such Lender (and any  promissory  note or notes that may be issued from time to time in substitution,  renewal,  extension,  replacement  or  exchange  therefor  whether  payable  to such  Lender or to a different  Lender  in  connection  with a  Person  becoming  a  Lender  after  the  Effective  Date  or  otherwise)
substantially in the form of Exhibit A hereto,  with all blanks properly  completed,  either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

                  "Schedule of Accounts"  means a schedule  delivered by the  Borrowers to the Agent,  from time to time, pursuant to the provisions of Section 8.8(a).

                  "Schedule of Inventory"  means a schedule  delivered by the Borrowers to the Agent,  from time to time, pursuant to the provisions of Section 8.8(c).

                  "Secured  Obligations"  means,  in each case whether now in existence or hereafter  arising,  (a)
the  principal  of, and  interest and  premium,  if any, on, the  Revolving  Credit  Loans,  (b) the  Reimbursement
Obligations  and all other  obligations  of any Borrower to the Agent or any Lender (or Fleet  National Bank or FCC
in connection  with the Existing  Letters of Credit)  arising in connection  with the issuance of Letters of Credit
(including  the Existing  Letters of Credit),  (c) Ledger Debt not to exceed  $750,000 in the  aggregate at any one time, (d) Bank Products  Liabilities and (e) all indebtedness,  liabilities,  obligations,  covenants and duties of any Borrower to the Agent or to the Lenders of every kind,  nature and  description  arising under or in respect of this Agreement,  the Notes,  any of the other Loan Documents,  whether direct or indirect,  absolute or contingent, due or not due,  contractual  or tortious,  liquidated or  unliquidated,  and whether or not evidenced by any note, and whether or not for the payment of money,  including  without  limitation,  fees required to be paid pursuant to
Article 4 and expenses required to be paid or reimbursed pursuant to Section 15.2.

                  "Security Documents" means each of the following:

(a)      the Financing Statements;

(b)      the Lockbox Agreements;

(c)      the Control Agreements;

(d)      the Waivers and Consents;

(e)      the Patent Security Agreement;

(f)      the Trademark Security Agreement;

(g)      the Pledge Agreement; and

(h)      each other  agreement,  document,  instrument  or writing  executed  and  delivered by any Borrower or any other Person securing the Secured Obligations.

                  "Security  Interest"  means the valid and perfected  first priority  Liens of the Agent,  for the benefit  of the  Agent  and  the  Lenders,  on and in the  Collateral  effected  hereby  or by any of the  Security
Documents or pursuant to the terms hereof or thereof.

                  "Senior   Subordinated   Documents"  means  the  Senior   Subordinated   Indenture,   the  Senior
Subordinated Notes and all documents,  agreements and instruments  entered into in connection  therewith or related thereto.

                  "Senior  Subordinated  Indebtedness"  means  the  Indebtedness  for Money  Borrowed  owing by the
Parent evidenced by and owing pursuant to the Senior Subordinated Documents.

                  "Senior  Subordinated  Indenture"  means the  Indenture,  dated June 10, 1998,  among the Parent, certain of its Subsidiaries and the Trustee.

                  "Senior  Subordinated Notes" means the Senior  Subordinated  Unsecured Notes issued by the Parent pursuant  to the Senior  Subordinated  Indenture  in the  aggregate  amount of  $100,000,000,  and payable in 2008, together with any Exchange Notes at any time issued with respect thereto.

                  "Settlement  Date" means each Business Day after the Effective  Date selected by the Agent in its sole  discretion  subject to and in accordance  with the provisions of  Section 4.7(b)(i)  as of which a Settlement
Report is delivered by the Agent and on which  settlement  is to be made among the Lenders in  accordance  with the provisions of Section 4.7.

                  "Settlement  Lender"  means,  for the  purposes of Section  4.7,  the Agent in its  capacity as a
Lender.

                  "Settlement  Report"  means  each  report,  substantially  in the form  agreed  to by  Agent  and
Lenders,  prepared by the Agent and  delivered  to each Lender and setting  forth,  among other  things,  as of the
Settlement Date indicated  thereon and as of the next preceding  Settlement Date, the aggregate  principal  balance of all  Revolving  Credit Loans  outstanding,  each  Lender's  Commitment  Percentage  thereof,  each  Lender's Net
Outstandings  and all  Non-Ratable  Loans made,  and all payments of  principal,  interest and fees received by the
Agent  from a Borrower  during  the period  beginning  on such next  preceding  Settlement  Date and ending on such
Settlement Date.

                  "Software"  means all  "software"  as such term is defined in the Uniform  Commercial  Code,  now owned or hereafter acquired by any Borrower,  other than software embedded in any category of Goods,  including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Standby  Letter of  Credit"  means any  letter of credit  (other  than a  Documentary  Letter of
Credit) issued by an Issuing Bank for the account of a Borrower pursuant to Article 3 hereof.

                  "Subordinated  Indebtedness" means the Senior  Subordinated  Indebtedness and any other Permitted
Indebtedness  for Money Borrowed (other than the Revolving  Credit  Facility),  that is subordinated to the Secured
Obligations on terms and conditions acceptable to the Agent.

                  "Subsidiary"

(a)      when  used to  determine  the  relationship  of a Person  to  another  Person,  means a Person of which an aggregate  of 50% or more of the  stock  of any  class  or  classes  or 50% or  more  of  other  ownership interests is owned of record or  beneficially  by such other  Person,  or by one or more  Subsidiaries  of such other Person, or by such other Person and one or more Subsidiaries of such Person,

         (i)      if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies,  entitled  to vote for the  election  of a  majority  of the  directors  (or other individuals  performing similar  functions) of such Person,  even though the right so to vote has been suspended by the happening of such a contingency,  or (B) are entitled,  as such holders, to vote  for the  election  of a  majority  of the  directors  (or  individuals  performing  similar functions)  of such  Person,  whether  or not  the  right  so to vote  exists  by  reason  of the happening of a contingency, or

         (ii)     in the case of such other ownership interests,  if such ownership interests constitute a majority voting interest, and

(b)      when used with respect to a Plan,  ERISA or a provision of the Code pertaining to employee  benefit plans, also  means any  corporation,  trade or  business  (whether  or not  incorporated)  which is under  common control with a Borrower and is treated as a single  employer  with such Borrower  under Section  414(b) or
         (c) of the Code and the regulations thereunder.

                  "Supporting  Obligations"  means, as to any Person, all "supporting  obligations" as such term is defined in the Uniform Commercial Code, now owned or hereafter  acquired,  including,  without  limitation,  all of such  Person's  mortgages,  deeds to  secure  debt and  deeds of trust on real or  personal  property,  guaranties, leases,  security  agreements,  and other agreements and property which secure or relate to any Collateral,  or are acquired for the purpose of securing and enforcing any item thereof,

                  "Termination  Date"  means  the  first  to  occur  of (a)  the  Expiration  Date,  (b)  an  Early
Termination  Date,  upon thirty (30) days prior written  notice by the Borrowers or (c) the date of  termination of the Lenders'  obligations to make Advances and to incur Letter of Credit  Obligations or permit  existing  Advances to remain outstanding pursuant to Section 12.2

                  "Termination  Event" means (a) a "Reportable  Event" as defined in  Section 4043(b) of ERISA, but excluding  any such event as to which the  provision  for 30 days'  notice to the PBGC is waived  under  applicable regulations,  (b) the filing of a notice of intent to terminate a Benefit  Plan or the  treatment of a Benefit Plan amendment as a termination  under  Section 4041 of ERISA,  or (c) the  institution  of  proceedings  to terminate a
Benefit Plan by the PBGC under  Section 4042 of ERISA or the  appointment  of a trustee to  administer  any Benefit
Plan.

                  "Title IV Plan" means a Benefit Plan which is subject to Title IV of ERISA.

                  "Total  Liabilities" means, as at the end of any fiscal period,  total Liabilities  determined in accordance with GAAP and included on the latest Consolidated Balance Sheet.

                  "Trademark  Security  Agreement" means the Trademark  Security  Agreement,  in form and substance satisfactory  to the Agent,  executed  and  delivered  by a Borrower to the Agent,  for the benefit of the Lenders, contemporaneously herewith as the same may be amended, modified or supplemented from time to time.

                  "Trade Names" shall have the meaning assigned to such term in Section 6.1(bb) hereof.

                  "Trustee" means SunTrust Bank, a Georgia banking corporation.

                  "UCC" and "Uniform  Commercial Code" means the Uniform  Commercial Code as in effect from time to time in North  Carolina;  provided,  that to the extent  that the UCC is used to define  any term  herein or in any
Loan Document and such term is defined  differently  in different  Articles or Divisions of the UCC, the definition of such term contained in Revised Article 9 shall govern;  provided  further,  that in the event that, by reason of mandatory  provisions  of law, any or all of the  attachment,  perfection  or priority of, or remedies with respect to,  Agent's or any Lender's Lien on any  Collateral is governed by the Uniform  Commercial  Code as enacted and in effect in a  jurisdiction  other than the State of North  Carolina,  the term "UCC" or  "Uniform  Commercial  Code"
means the Uniform  Commercial Code as enacted and in effect in such other  jurisdiction  solely for purposes of the provisions  thereof relating to such attachment,  perfection,  priority or remedies and for purposes of definitions related to such provisions.

                  "Unfunded  Vested  Accrued  Benefits"  means with respect to any Plan at any time, the amount (if any) by which (a) the present  value of all vested  non-forfeitable  benefits  under such Plan exceeds (b) the fair market value of all Plan assets  allocable to such benefits,  all determined as of then most recent  valuation date for such Plan.

                  "Unused Line Fee" shall have the meaning assigned to such term in Section 4.2(b).

                  "Waiver and Consent" shall have the meaning assigned to such term in Section 8.10 hereof.

SECTION 1.2       Other Referential Provisions.

(a)      All defined terms in this Agreement,  the Exhibits and Schedules  hereto shall have the same meanings when used in any other Loan Document, unless the context shall require otherwise.

(b)      Except as  otherwise  expressly  provided  herein,  all  accounting  terms  not  specifically  defined  or specified  herein  shall  have the  meanings  generally  attributed  to such terms  under GAAP  including, without  limitation,  applicable  statements  and  interpretations  issued  by  the  Financial  Accounting
         Standards Board and bulletins,  opinions,  interpretations and statements issued by the American Institute
         of  Certified  Public  Accountants  or  its  committees.   All  financial  and  accounting   calculations,
         measurements  and  computations  made for any  purpose  relating  to this  Agreement,  including,  without limitation,  all computations  utilized by any Borrower to determine  whether it is in compliance with any covenant  contained herein,  shall,  unless this Agreement  otherwise  provides or unless Required Lenders shall  otherwise  consent  in  writing,  be  performed  in  accordance  with  GAAP That  certain  terms or computations  are  explicitly  modified  by the  phrase  "in  accordance  with  GAAP"  shall  in no way be construed to limit the foregoing.

(c)      All personal  pronouns used in this Agreement,  whether used in the masculine,  feminine or neuter gender, shall include all other genders;  the singular shall include the plural,  and the plural shall include the singular.  In any  circumstance  where  use of the  term  "the  Borrower"  as  opposed  to the  term  "the
         Borrowers,"  or vice  versa,  would  limit,  diminish  or  otherwise  impair or  negatively  affect any of
         Lenders'  rights  hereunder,  the plural shall be  substituted  for the singular,  or vice versa,  in such manner as will  result in the  maintenance  or  enlargement  of  Lenders'  rights  hereunder  or  pursuant hereto.  By way of example,  but not in  limitation,  if a reference to "the  Borrowers'  property"  would otherwise be construed as referring  only to property  which is jointly owned by all the  Borrowers,  such reference shall instead be construed as referring to the aggregate total of each Borrower's property.

(d)      The words  "hereof,"  "herein" and  "hereunder"  and words of similar  import when used in this  Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

(e)      Titles of Articles and Sections in this  Agreement are for  convenience  only, do not  constitute  part of this  Agreement and neither  limit nor amplify the  provisions of this  Agreement,  and all  references in this  Agreement  to  Articles,  Sections,  Subsections,  paragraphs,  clauses,  subclauses,  Schedules  or
         Exhibits shall refer to the corresponding Article,  Section,  Subsection,  paragraph,  clause or subclause of, or  Schedule  or Exhibit  attached  to,  this  Agreement,  unless  specific  reference  is made to the articles,  sections or other  subdivisions  or  divisions  of, or to  schedules  or exhibits  to,  another document or instrument.

(f)      Each  definition  of a document in this  Agreement  shall  include  such  document  as amended,  modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

(g)      Except where  specifically  restricted,  reference to a party to a Loan  Document  includes that party and its permitted successors and assigns permitted hereunder or under such Loan Document.

(h)      Unless  otherwise  specifically  stated,  whenever a time is referred to in this Agreement or in any other
         Loan  Document,  such time  shall be the local time in the city in which the office of Agent is located as set forth in Section 15.1 hereof.

(i)      Whenever  the  phrase  "to the  knowledge  of a  Borrower"  or words of  similar  import  relating  to the knowledge of a Borrower are used herein,  such phrase shall mean and refer to (i) the actual  knowledge of the President,  chief  executive  officer,  chief  operating  officer,  chief  financial  officer or other
         Section 16 reporting  officers,  or (ii) the knowledge  that such officers would have obtained if they had engaged  in good  faith in the  diligent  performance  of  their  duties,  including  the  making  of such reasonable  specific  inquiries as may be necessary in the reasonable  business  judgment of such officers to ascertain the accuracy of the matter to which such phrase relates.

(j)      The term "including" shall not be limiting or exclusive,  unless  specifically  indicated to the contrary.
         The terms  "reasonable,"  "reasonably" and the like, when used in reference to a decision,  conduct or the discretion of the Agent or a Lender,  shall mean and refer to the reasonableness of the conduct,  decision or  discretion  at issue of an agent or a lender in a position  equivalent to that of the Agent or Lender, including  without  limitation  the  normal  and  customary  concerns  of an agent or a lender  including, without limitation,  impairment of collateral,  and the timeliness of a borrower's compliance with payment obligations.

(k)      The  terms  accounts,   chattel  paper,  deposit  accounts,   documents,   equipment,   fixtures,  general
         intangibles,  goods, instruments,  inventory,  investment property, letter of credit rights, software, and supporting  obligations,  as and when used (without being  capitalized)  in this Agreement or the Security
         Documents, shall have the meanings given those terms in the Uniform Commercial Code.

SECTION 1.3       Exhibits and  Schedules.  All  Exhibits and  Schedules  attached  hereto are by reference  made a part hereof.

ARTICLE II.
                                              REVOLVING CREDIT LOANS

SECTION 2.1       Revolving  Credit Loans.  Upon the terms and subject to the  conditions  of, and in reliance upon the representations and warranties made under, this Agreement,  each Lender agrees,  severally, but not jointly, to make Advances to the  Borrowers  from time to time from the  Effective  Date to but not  including the  Termination
Date, as requested or deemed  requested by the  Borrowers in  accordance  with the terms of Section 2.2, in amounts equal to such Lender's  Commitment  Percentage of each such Advance  requested or deemed requested  hereunder up to an aggregate  amount at any one time  outstanding  equal to such  Lender's  Commitment  Percentage of the Borrowing
Base;  provided,  however,  that, the aggregate  principal amount of all outstanding  Revolving Credit Loans (after giving effect to such  Advances  requested and any  Non-Ratable  Loans) shall not exceed the Borrowing  Base. It is expressly  understood  and agreed  that,  the  Lenders  may and at present  intend to use the  Borrowing  Base as a maximum ceiling on Revolving Credit Loans to the Borrowers;  provided,  further,  however,  that, the parties agree that,  should the  Revolving  Credit Loans exceed the ceiling so determined  or any other  limitation  set forth in this Agreement,  such Revolving Credit Loans shall nevertheless  constitute Secured Obligations and, as such, shall be entitled to all benefits  thereof and security  therefor.  The principal amount of any Advances which are repaid pursuant  to Section  2.3(a) may be  reborrowed  by the  Borrowers,  subject  to the terms and  conditions  of this
Agreement,  in  accordance  with the terms of this  Section 2.1.  The Agent's and each  Lender's  books and records reflecting the date and the amount of each Advance and each repayment of principal  thereof shall  constitute prima facie evidence of the accuracy of the information contained therein, subject to the provisions of Section 4.7.

                  Manner of Borrowing  Revolving  Credit  Loans.Advances  under the Revolving Credit Facility shall be made as follows:

(a)      Requests  for  Advances.  A request for an Advance  shall be made,  or shall be deemed to be made,  in the following manner:

         (i)      a Financial Officer of the  Borrowers  (or another  authorized  representative  designated  by  a
                  Financial Officer of the Borrowers and listed on Schedule 2.2  hereto) shall deliver to the Agent a Notice of Proposed  Advance/ Conversion/  Continuation  in the form  of  Exhibit B  hereto (the
                  "Borrowing Notice")  not later  than  11:00  a.m.  (New  York  time) on the  Business  Day of the
                  proposed  Advance.  The  Borrowing  Notice   shall  contain  the  information  requested  therein
                  including, without limitation,  a  statement  that an Advance  is  requested,  the  amount of the proposed Advance and the date of the proposed Advance. Unless the Agent has  received  notice  in accordance  with the  provisions of Section  4.6(c) that a Lender will not make  available to the
                  Agent such Lender's  ratable portion of an Advance because of a Default or Event of Default,  the
                  Agent shall use  commercially  reasonable  efforts to disburse  the  proceeds of each Advance not later than 3:30 p.m.  (New York time) on the  Business Day a Borrowing  Notice is  received.  The
                  Borrowing  Notice shall be given in  accordance  with the  provisions of this Section 2.2 hereof;
                  provided,  however,  that upon written notice from Agent, the Parent shall thereafter  include in each  Borrowing  Notice the amount of Excess  Availability  after giving effect to such requested
                  Advance,

         (ii)     unless  payment is otherwise  made by the  Borrowers,  the becoming due of any amount required to be paid under  this  Agreement  or any of the Notes as  interest  shall be deemed to be a request for an Advance on the due date in the amount required to pay such interest,

         (iii)    unless  payment  is  otherwise  made  by the  Borrowers,  the becoming  due of any other  Secured
                  Obligation  (other  than  Ledger  Debt) shall be deemed to be a request for an Advance on the due date in the amount then so due, and such request shall be irrevocable,

         (iv)     the receipt  by the Agent of  notification  from an Issuing Bank to the effect that a drawing has been made under a Letter of Credit and that a Borrower  has failed to reimburse  the Issuing Bank therefor in accordance  with the terms of the Letter of Credit,  the  Reimbursement Agreement and
                  Article 3,  shall  be  deemed to be a request  for an Advance on the date  such  notification  is received in the amount of such drawing which is so unreimbursed, and

         (v)      unless  payment  is  otherwise  made  by  the Borrowers,  the  receipt  by Agent of a  demand for reimbursement by a Clearing Bank  pursuant to the  provisions of any Lockbox  Agreement, shall be deemed  to  be  a request  for an Advance on the date any such demand is received by Agent in the amount set forth therein.

(b)      Notification to Lenders.  Unless the Agent has elected periodic  settlements  pursuant to Section 4.7, the
         Agent shall  promptly  notify the Lenders of any Borrowing  Notice  delivered or deemed given  pursuant to
         Section  2.2(a) by 12:00 noon (New York time) on the  proposed  Advance  date with respect to any Advance.
         The notice from the Agent to the  Lenders  shall set forth the  information  contained  in the  applicable
         Borrowing  Notice.  Not later than 1:30 p.m.  (New York time) on the proposed  Advance  date,  each Lender shall make  available  to the Agent,  for the account of the  Borrowers,  at the  Agent's  Office in funds immediately  available  to the  Agent,  an amount  equal to such  Lender's  Commitment  Percentage  of the
         Advance to be made on such Advance date.

(c)      Disbursement  of  Advances.  Each  Borrower  hereby  irrevocably  authorizes  the  Agent to  disburse  the proceeds of each Advance requested, or deemed to be requested, pursuant to this Section 2.2 as follows:

         (i)      the proceeds of each Advance requested  under Section  2.2(a)(i) shall be disbursed  by the Agent in Dollars in immediately available funds, (A) in the case of the initial  Advance, in accordance with notice from the Borrowers to the Agent referred to in Section  5.1(b)(xiii),  and (B) in the case of each  subsequent  Advance,  by wire  transfer  to the  Disbursement  Account,  or by wire transfer  to such other  account as  designated  in  writing  by the  Borrowers  at least two (2)
                  Business Days prior to the borrowing date of such proposed Advance,

         (ii)     the proceeds of each Advance deemed requested under Section 2.2 (a)(ii) or (iii) or (iv) shall be disbursed by the Agent by way of direct payment of the relevant  interest or Secured  Obligation, as the case may be, and

         (iii)    the proceeds of each Advance deemed requested  under  Section 2.2(a)(v) shall be disbursed by the
                  Agent directly to the Clearing Bank on behalf of the applicable Borrower.

SECTION 2.2       Repayment of Revolving Credit Loans; Reduction of Commitments.

(a)      The Revolving Credit Loans will be repaid as follows:

         (i)      Whether or not any Default or Event of Default has occurred, the outstanding  principal amount of all the Revolving  Credit Loans is due and payable, and shall be repaid by the Borrowers in full, not later than the Termination Date;

         (ii)     If at any time the aggregate  outstanding  unpaid  principal amount of the Revolving Credit Loans
                  exceeds the   Borrowing   Base  in  effect  at  such  time (such excess referred to herein  as an
                  "Overextension"),  the Borrowers shall repay the Revolving  Credit Loans in an amount  sufficient to reduce the  aggregate  unpaid  principal  amount of such  Revolving  Credit Loans by an amount equal to the  Overextension,  together  with  accrued  and unpaid  interest  on the amount of the
                  Overextension to the date of repayment; and

         (iii)    The Borrowers hereby instruct the Agent to repay the  Revolving  Credit Loans outstanding  on any day in an amount equal to the amount received by the Agent on such day pursuant to Section 8.1(b).

(b)      The Borrowers shall have the right, one time, to terminate  ratably the Lenders' unused  Commitments under the  Revolving  Credit  Facility upon not less than thirty (30) days' notice to the Agent  specifying  the effective  date of  termination  (which  shall be a  Business  Day),  the  aggregate  amount of the unused
         Commitments to be terminated  (which shall be in increments of $5,000,000 up to a maximum of  $15,000,000)
         and the payment of any accrued and unpaid fees  (pursuant  to Section  4.2) with  respect to the amount of the  Commitments  being  terminated.  No unused  Commitments  that have been terminated may be reinstated.
         Each notice of termination of unused  Commitments  shall be irrevocable  when given.  Upon receipt of such notice, the Agent shall promptly notify each Lender thereof.

SECTION 2.3       Revolving  Credit  Note.  Each  Lender's  Revolving  Credit  Loans  and  the  joint  and  several obligation  of the  Borrowers to repay such  Revolving  Credit Loans shall also be evidenced by a Revolving  Credit
Note payable to the order of such Lender.  Each Lender's  Revolving  Credit Note shall be dated the Effective Date, be duly and validly executed and delivered by the Borrowers and be in the amount of such Lender's Commitment.

ARTICLE III.
                                             LETTER OF CREDIT FACILITY

SECTION 3.1       Issuance.  The  Borrowers,  the Agent and the Lenders  agree that the Existing  Letters of Credit shall remain  outstanding after the date hereof and shall constitute  Secured  Obligations  hereunder.  Each Lender shall be deemed to have purchased risk  participations  in such Existing  Letters of Credit as more fully described in Section  3.2(b)(ii).  In  addition,  after the  Effective  Date and subject to the terms and  conditions  of the
Agreement,  Agent  and the  Lenders  agree to incur,  from time to time  prior to the  Termination  Date,  upon the request of the  Borrowers  and for the  Borrowers'  account,  Letter of Credit  Obligations  by causing  Letters of
Credit to be issued (by Agent or an Affiliate  thereof,  or a bank or other legally  authorized  Person selected by and acceptable to Agent in its sole  discretion,  including  Fleet National Bank as issuer of the Existing  Letters of Credit (each, an "Issuing Bank")) for the Borrowers' account and guaranteed by Agent;  provided,  however,  that if the Issuing  Bank is a Lender,  then such  Letters of Credit  shall not be  guaranteed  by Agent but rather each
Lender  shall,  subject  to the  terms  and  conditions  hereinafter  set  forth,  purchase  (or be  deemed to have purchased)  risk  participations  in all such Letters of Credit issued with the written  consent of Agent,  as more fully  described in Section  3.2(b)(ii)  below.  The Agent and the Lenders shall have no obligation to incur Letter of Credit  Obligations  if, after giving effect to the issuance or guaranty by the Lenders of any requested  Letter of Credit,  (i) the aggregate amount of all such Letter of Credit  Obligations  outstanding would exceed the Letter of Credit Facility Amount or (ii) the aggregate amount of all Revolving Credit Loans  outstanding  would exceed the
Borrowing  Base or (iii) if no  Revolving  Credit  Loans are  outstanding,  the  aggregate  amount of the Letter of
Credit  Obligations  outstanding  would exceed the  Borrowing  Base.  No such Letter of Credit shall have an expiry date which is more than one year  following the date of issuance  thereof,  and neither Agent nor the Lenders shall be under any obligation to incur Letter of Credit  Obligations in respect of, or purchase risk  participations  in, any Letter of Credit  having an expiry  date which is later than five (5)  Business  Days prior to the  Termination
Date.

SECTION 3.2       Advances Automatic; Participations.

(a)      In the event that  Agent or any Lender  shall  make any  payment  on or  pursuant  to any Letter of Credit
         Obligation,  such payment  shall then be deemed  automatically  to constitute an Advance under Section 2.2 of the  Agreement  regardless  of  whether  a Default  or Event of  Default  shall  have  occurred  and be continuing and  notwithstanding  the Borrowers'  failure to satisfy the conditions  precedent set forth in
         Article 5, and each Lender  shall be  obligated  to pay an amount  calculated  by applying  such  Lender's
         Commitment  Percentage  to the  aggregate  amount  of such  payment.  The  failure  of any  Lender to make available to Agent for Agent's own account an amount  equivalent  to a Lender's  Commitment  Percentage as to any such  payment  by Agent  under or in  respect  of a Letter of Credit  shall not  relieve  any other
         Lender  of its  obligation  hereunder  to make  available  to Agent an  amount  equivalent  to such  other
         Lender's Commitment  Percentage with respect thereto, but no breach by a Lender shall cause an increase in any other Lender's Commitment Percentage.

(b)      If it  shall  be  illegal  or  unlawful  for  the  Borrowers  to  incur  Revolving  Credit  Loans  in  the circumstances  contemplated  by paragraph  (a) above  because of an Event of Default  described in Section
         12.1(g) or (h) or  otherwise  or if it shall be illegal  or  unlawful  for any Lender to be deemed to have assumed a ratable share of the  Reimbursement  Obligations owed to an Issuing Bank, or if the Issuing Bank is a Lender,  then (i) immediately and without further action  whatsoever,  each Lender shall be deemed to have  irrevocably and  unconditionally  purchased from Agent (or such Issuing Bank, as the case may be) an undivided  interest and  participation  in an amount  equivalent  to such Lender's  Commitment  Percentage
         (based on the  Commitments)  of the Letter of Credit  Obligations in respect of all Letters of Credit then outstanding and (ii) thereafter,  immediately upon issuance of any Letter of Credit,  each Lender shall be deemed to have  irrevocably  and  unconditionally  purchased from Agent (or such Issuing Bank, as the case may be) an undivided  interest and  participation  in an amount  equivalent  to such  Lender's  Commitment
         Percentage  (based on the Commitments) of the Letter of Credit  Obligations with respect to such Letter of
         Credit  on the date of such  issuance.  Each  Lender  shall  fund its  participation  in all  payments  or disbursements  made under the  Letters of Credit in the same  manner as  provided  in the  Agreement  with respect to Advances as set out in Section 2.2(b) hereof.

SECTION 3.3       Cash Collateral.

(a)      If any  Letter  of Credit  Obligations,  whether  or not then due and  payable,  shall  for any  reason be outstanding on the Termination  Date or an Event of Default shall have occurred,  the Borrowers  shall, at the request of the Agent,  either  (i) provide cash collateral  therefor in the manner described below, or
         (ii) cause all such  Letters of Credit  and  guaranties  thereof to be  canceled  and  returned,  or (iii)
         deliver a stand-by  letter (or  letters)  of credit in  guarantee  of such  Letter of Credit  Obligations, which  stand-by  letter (or letters) of credit shall be of like tenor and duration as, and be in an amount equal to one hundred five percent (105%) of the aggregate  then  available to be drawn under,  the Letters of Credit to which such outstanding  Letter of Credit  Obligations relate and shall be issued by a Person, and  shall  be  subject  to such  terms  and  conditions,  as are be  satisfactory  to  Agent  in its sole discretion  (the  "Replacement  Letters of  Credit").  If the  Borrowers  are  required  to  provide  cash collateral for any Letter of Credit  Obligations  pursuant to the Agreement prior to the Termination Date, the  Borrowers  will deliver to Agent,  for the benefit of the  Lenders,  cash or Cash  Equivalents  in an amount  equal to one hundred five percent  (105%) of the maximum  amount then  available to be drawn under each  Letter  of  Credit  outstanding.  Such  funds or Cash  Equivalents  shall be held by Agent in a cash collateral  account  (the  "Cash  Collateral  Account")  maintained  at a bank  or  financial  institution acceptable  to Agent.  The Cash  Collateral  Account  shall be in the name of the  Borrowers  and shall be pledged to, and subject to the control of,  Agent,  for the benefit of Agent and the Lenders,  in a manner satisfactory  to Agent.  Each  Borrower  hereby  pledges and grants to Agent,  on behalf of itself and the
         Lenders,  a security  interest in all such funds and Cash Equivalents held in any Cash Collateral  Account from time to time and all proceeds  thereof,  as security for the payment of all amounts due in respect of the Letter of Credit  Obligations and other Secured  Obligations,  whether or not then due. This Agreement shall constitute a security agreement under applicable law.

(b)      From time to time after funds are  deposited  in the Cash  Collateral  Account by the  Borrowers,  whether before or after the  Termination  Date,  Agent may apply such funds or Cash  Equivalents  then held in the
         Cash  Collateral  Account to the payment of any amounts,  in such order as Agent may elect, as shall be or shall  become  due and  payable  by the  Borrowers  to  Lenders  with  respect  to such  Letter  of Credit
         Obligations of the Borrowers and, upon the  satisfaction in full of all Letter of Credit  Obligations,  to any other Secured Obligations then due and payable.

(c)      No  Borrower  nor any  Person  claiming  on behalf of or  through  any  Borrower  shall  have any right to withdraw any of the funds or Cash  Equivalents held in the Cash Collateral  Account,  except that upon the termination or  satisfaction  in full of all Letter of Credit  Obligations  and the payment of all amounts payable by the  Borrowers  to  Lenders in respect  thereof,  any funds  remaining  in the Cash  Collateral
         Account  shall be held and applied to other  Secured  Obligations  then due and owing and upon  payment in full of all Secured  Obligations,  any  remaining  amount  shall be paid to the  Borrowers or as otherwise required by law.

SECTION 3.4       Fees and Expenses.  The  Borrowers,  jointly and  severally,  agree to pay to the Agent,  for the benefit of the Lenders (except as otherwise  described in Section  4.2(c)),  as  compensation  for Letter of Credit
Obligations incurred hereunder, the fees set forth in Section 4.2(c) hereof.

SECTION 3.5       Request  for  Incurrence  of Letter of Credit  Obligations.  The  Borrowers  shall  give Agent at least two (2) Business  Days prior  written  notice  requesting  approval of the  issuance,  or a guarantee of, any
Letter  of  Credit,  specifying  the date such  Letter of Credit  Obligation  is to be  incurred,  identifying  the beneficiary  to which such  Letter of Credit  Obligation  relates  and  describing  the nature of the  transactions proposed to be  supported  thereby.  The notice  shall be  accompanied  by the form of the Letter of Credit  (which shall be acceptable to the Issuing Bank) to be issued or  guaranteed  and a completed  application  for the Standby
Letter of Credit or the Documentary  Letter of Credit in form and substance  satisfactory  to Borrowers,  Agent and the Issuing Bank.  Notwithstanding  anything  contained  herein to the contrary,  Letter of Credit  applications by the  Borrowers  and  approvals  by Agent may be made and  transmitted  pursuant to  electronic  codes and  security measures mutually agreed upon and established by and among such Borrower, Agent and the Issuing Bank.

SECTION 3.6       Obligation  Absolute.  The  obligation  of the  Borrowers to reimburse  Agent and the Lenders for payments made with respect to any Letter of Credit  Obligation  shall be absolute,  unconditional  and irrevocable, without  necessity of  presentment,  demand,  protest or other  formalities,  and the obligations of each Lender to make  payments  to  Agent  with  respect  to  Letters  of  Credit  shall be  unconditional  and  irrevocable.  Such obligations  of the Borrowers  and the Lenders to Agent shall be paid strictly in accordance  with the terms hereof under all circumstances including the following circumstances:

(a)      any lack of validity or enforceability of any Letter of Credit,  this Agreement,  the other Loan Documents or any other agreement;

(b)      the existence of any claim,  set-off,  defense or other right which any Borrower or any of its  Affiliates or any Lender may at any time have against a  beneficiary  or any  transferee  of any Letter of Credit (or any Persons or entities  for whom any such  transferee  may be acting),  Agent,  any Lender,  or any other
         Person,  whether in connection with the Agreement,  the Letter of Credit,  the  transactions  contemplated herein or  therein or any  unrelated  transaction  (including  any  underlying  transaction  between  such
         Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

(c)      any draft,  demand,  certificate or any other document  presented under any Letter of Credit proving to be forged,  fraudulent,  invalid or  insufficient  in any respect or any  statement  therein  being untrue or inaccurate in any respect;

(d)      except as expressly  provided in Section  3.7(b)(iii)  hereof,  payment by Agent or any Issuing Bank under any Letter of Credit or guaranty thereof against  presentation of a demand,  draft or certificate or other document which does not comply with the terms of such Letter of Credit or such guaranty;

(e)      any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

(f)      the fact that a Default or an Event of Default shall have occurred and be continuing.

SECTION 3.7       Indemnification; Nature of Lenders' Duties.

(a)      In  addition  to amounts  payable by the  Borrowers  to Agent and  Lenders as  elsewhere  provided in this
         Agreement, the Borrowers hereby, jointly and severally,  agree to pay and to protect,  indemnify, and save harmless  Agent,  and each Lender and each  Issuing  Bank from and  against  any and all claims,  demands, liabilities,  damages,  losses,  costs,  charges and expenses  (including  attorneys'  fees and, after and during the  continuance of an Event of Default,  allocated  costs of internal  counsel)  which Agent,  any
         Lender or any Issuing Bank may incur or be subject to as a  consequence,  direct or  indirect,  of (i) the issuance of any Letter of Credit or guaranty  thereof,  or (ii) the failure of Agent or any Lender seeking indemnification  or of any  Issuing  Bank to honor a demand  for  payment  under  any  Letter of Credit or guaranty  thereof as a result of any act or  omission,  whether  rightful or  wrongful,  of any present or future de jure or de facto  government or  Governmental  Authority,  in each case other than to the extent solely as a result of the gross  negligence  or willful  misconduct  of Agent or such  Lender (as  finally determined by a court of competent jurisdiction).

(b)      As between  Agent,  any  Lender  and any  Issuing  Bank and the  Borrowers,  the  Borrowers,  jointly  and severally,  hereby  assume  all risks of the acts and  omissions  of, or misuse of any Letter of Credit by beneficiaries  of any Letter of Credit.  In  furtherance  and not in limitation of the  foregoing,  to the fullest  extent  permitted  by law neither  Agent nor any Lender shall be  responsible:  (i) for the form, validity,  sufficiency,  accuracy,  genuineness  or legal  effect of any  document  issued by any party in connection  with the  application  for and  issuance  of any Letter of  Credit,  even if it should in fact prove to be in any or all respects invalid, insufficient,  inaccurate,  fraudulent or forged; (ii) for the validity or sufficiency of any  instrument  transferring  or assigning or purporting to transfer or assign any  Letter of Credit or the rights or  benefits  thereunder  or  proceeds  thereof,  in whole or in part, which may prove to be invalid or ineffective  for any reason;  (iii) for failure of the beneficiary of any
         Letter of Credit to comply fully with  conditions  required in order to demand  payment  under such Letter of Credit;  provided  that,  in the case of any  payment by Agent  under any Letter of Credit or  guaranty thereof,  Agent  shall be liable  to the  extent  such  payment  was made  solely as a result of its gross negligence  or  willful  misconduct  (as  finally  determined  by a court of  competent  jurisdiction)  in determining  that the demand for payment under such Letter of Credit or guaranty  thereof  complies on its face with any  applicable  requirements  for a demand for payment  under such Letter of Credit or guaranty thereof;  (iv) for  errors,  omissions,  interruptions  or  delays  in  transmission  or  delivery  of any messages,  by mail,  cable,  telegraph,  telex or  otherwise,  whether or not they be in  cipher;  (v) for errors in  interpretation  of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document  required in order to make a payment under any Letter of Credit or guaranty  thereof or of the  proceeds  thereof;  (vii) for the  application  of the  proceeds of any  drawing  under any Letter of
         Credit or guaranty  thereof;  and (viii) for any  consequences  arising from causes  beyond the control of
         Agent or any Lender.  None of the above  shall  affect,  impair,  or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the other Loan Documents.

(c)      Nothing  contained  herein  shall be deemed to limit or to expand any waivers,  covenants  or  indemnities made by any  Borrower  in favor of any  Issuing  Bank in any letter of credit  application,  reimbursement agreement or similar document, instrument or agreement between such Borrower and such Issuing Bank.

ARTICLE IV.
                                              GENERAL LOAN PROVISIONS

SECTION 4.1       Interest.

(a)      General Interest  Provisions.  The Borrowers,  jointly and severally,  agree to pay interest to Agent, for the ratable benefit of the Lenders,  on the Revolving  Credit Loans from time to time outstanding from the date of such loan(s) until such principal amount shall be paid in full, at the following rates per annum.

         (i)      Prime Advances. During the month or months that such loans are Prime Advances, at a rate equal to
                  (A) the Chase Bank Rate then in effect plus (B) the Applicable Margin in effect from time to time for the respective type of Loan, payable in arrears as it accrues on each Interest Payment Date.

         (ii)     LIBOR Advances. During the month or months that such loans are LIBOR Advances, at a rate equal to
                  (A) LIBOR at the beginning of each such month plus (B) the Applicable Margin in effect from  time to time for  the  respective type of Loan,  payable  in  arrears  as  it accrues on each Interest
                  Payment Date.

         (iii)    Selection of Interest Rate.  The Borrowers may  select the interest rate (i.e., either the  Chase
                  Bank Rate or LIBOR) that will apply to all Advances for a particular  calendar  month  by  giving notice to the Agent not later than 11:00 a.m.(New York time)on the third (3rd) Business Day prior to the first day of such month.  The Chase Bank Rate or LIBOR applicable to any month will be the
                  Chase Bank Rate or LIBOR on the first day of such  month,  and such Chase Bank Rate or LIBOR will remain  constant  throughout  such month and will not fluctuate.  If the Borrowers fail to notify the Agent of their  selection of the applicable  interest rate (i.e.,  either the Chase Bank Rate or LIBOR) for any month by 11:00 a.m.  (New York time) on the third (3rd)  Business  Day prior to the first day of such month,  Borrowers  will be deemed to have  selected  for the next month the rate of  interest  then in  effect,  which  rate will be reset to the Chase Bank Rate or LIBOR in effect  on the first day of such  month.  For the  calendar  month in which  the  Effective  Date occurs,  all Advances  shall be deemed to be  outstanding  as LIBOR  Advances.  In the event of a
                  Default  or Event of  Default,  all  Advances  shall,  at the  Agent's  option,  be  deemed to be converted  to Prime  Advances  and the  Borrowers  shall not be  permitted to select LIBOR as the applicable rate of interest.

(b)      Non-Business  Day  Payments.  If any payment on the  Revolving  Credit Loans  becomes due and payable on a day other than a Business Day, the maturity  thereof will be extended to the next succeeding  Business Day and, with respect to payments of principal,  interest  thereon  shall be payable at then  applicable  rate during any such extension.

(c)      Default  Interest.  From and after the  occurrence  of an Event of Default  and at the option of the Agent or at the  direction  of the Required  Lenders,  without  notice to the  Borrowers,  the unpaid  principal amount of each Secured  Obligation  shall bear  interest  while such Event of Default is  continuing  at a rate per annum equal to the Default Margin plus the then Effective  Interest Rate for the applicable  type of Prime  Advance,  payable on demand.  The interest rate provided for in this Section 4.1(c) shall to the extent  permitted by  applicable  law also apply to and accrue on the amount of any judgment  entered with respect  to any  Secured  Obligation  and shall  continue  to accrue at such rate  during  any  proceeding described in Section 12.1(g) or (h).

(d)      Computation.  The interest  rates  provided for in this Section 4.1 and the fees  provided for in Sections
         4.2(b) and  4.2(c)(iii)  shall be  computed on the basis of a year of three  hundred  sixty (360) days and the actual number of days elapsed.

(e)      Maximum  Rate.  It is not intended by the  Lenders,  and nothing  contained in this  Agreement or any Note shall be deemed,  to  establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate").  If, in any month, the Effective  Interest Rate,  absent such  limitation,  would have exceeded the Maximum Rate,  then the Effective  Interest Rate for that month shall be the Maximum Rate, and if, in future months,  the Effective  Interest Rate would otherwise be less than the Maximum Rate,  then the Effective  Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid  hereunder  equals the amount of interest which would have been paid if the same had not been limited by the Maximum  Rate.  In this  connection,  in the event that,  upon payment in full of the Secured  Obligations,  the total  amount of interest  paid or accrued  under the terms of this
         Agreement  is less than the  total  amount of  interest  which  would  have  been paid or  accrued  if the
         Effective  Interest  Rate had at all  times  been in  effect,  then the  Borrowers  shall,  to the  extent permitted by applicable  law, pay to the Lenders an amount equal to the difference  between (i) the lesser of (A) the amount of interest  which would have been charged if the Maximum  Rate had, at all times,  been in effect and (B) the amount of interest  which would have accrued had the  Effective  Interest  Rate,  at all  times,  been in  effect,  and (ii) the  amount  of  interest  actually  paid or  accrued  under  this
         Agreement.  In the  event the  Lenders  receive,  collect  or apply as  interest  any sum in excess of the
         Maximum  Rate,  such excess  amount  shall be applied to the  reduction  of the  principal  balance of the applicable  Secured  Obligation,  and,  if no such  principal  is then  outstanding,  such  excess or part thereof remaining shall be paid to the Borrowers.

SECTION 4.2       Fees.

(a)      Facility Fee. In consideration  for  documenting,  extending and closing the Revolving Credit Facility and committing the funds with respect  thereto,  on the Effective  Date, the Borrowers shall pay to the Agent, for the  ratable  benefit  of itself and the  Lenders,  a  facility  fee in the  amount of three  quarters percent  (0.75%) of the Revolving  Credit Facility Amount (the "Facility Fee") incurred in connection with the  preparation,  execution  and  closing  of this  transaction,  which  fee  shall be fully  earned  and non-refundable as of the Effective Date.

(b)      Unused  Line Fee.  As  additional  compensation  for the costs and risks in making  the  Revolving  Credit
         Facility  available to the Borrowers,  the Borrowers agree to pay to the Agent, for the ratable benefit of the Lenders,  in arrears,  on the first (1st)  Business Day of each month with respect to the  immediately prior month,  during the term hereof or any extension  thereof,  a fee equal to the Applicable  Percentage per annum (the "Unused Line Fee") of the difference  between (i) the  Revolving  Credit  Facility  Amount, and (ii)  the average daily  outstanding  balance of the  Revolving  Credit Loans and the Letter of Credit
         Obligations during the period for which the Unused Line Fee is due.

(c)      Letter of Credit  Charges and Fees.  The  Borrowers  agree to pay (i) to Agent,  (A) the fees set forth on
         Exhibit G with  respect to Letters of Credit  other than the  Existing  Letters of Credit,  (B) an opening fee of 0.125% of the face amount of each Letter of Credit and (C) for each month  during  which any Letter of Credit  Obligation  is  outstanding,  a fee in an amount equal to the per annum  Applicable  Margin for
         LIBOR Advances  times the average  amount  available to be drawn under each Letter of Credit in such month
         (the  "Letter  of Credit  Monthly  Fee") and (ii) to FCC the fees set forth on  Exhibit G with  respect to the  Existing  Letters  of  Credit.  Each  Letter of Credit  Monthly  Fee shall be paid to Agent,  for the benefit of the  Lenders,  in arrears on the first  (1st)  Business  Day of each month with  respect to the immediately  preceding  month and on the Termination  Date or until all such Letter of Credit  Obligations have been paid or otherwise  satisfied.  Upon the  occurrence and during the  continuation  of an Event of
         Default,  the Letter of Credit  Monthly Fee shall be  increased by an amount equal to the Letter of Credit
         Default Margin.

(d)      Early  Termination  Fees. If for any reason this  Agreement is  terminated by any Borrower,  the Revolving
         Credit Loans  hereunder are repaid  (including,  without  limitation,  any default,  voluntary  prepayment and/or  termination of such loans by any Borrower or any  termination at the option of the Agent following an Event of  Default  but  excluding  Revolving  Credit  Loan  payments  made in the  ordinary  course  of business)  on an  Early  Termination  Date,  in view  of the  impracticality  and  extreme  difficulty  of ascertaining  actual  damages and by mutual  agreement  of the parties as to a reasonable  calculation  of
         Lenders' lost profits as a result thereof,  the Borrowers  agree to pay to Agent,  for the ratable benefit of the Lenders,  upon the effective date of such  termination or prepayment of the Revolving Credit Loans, the Early  Termination Fee;  provided,  however,  no Early Termination Fee shall be due and payable by the
         Borrowers in the event Sections 12.1(g) or 12.1(h) have occurred.

(e)      Agent Fee. As additional  consideration  for the Agent's ongoing costs and expenses of  administering  the
         Revolving  Credit  Facility,  the  Borrowers  agree to pay to the Agent the  amount of  $30,000  per annum during the term of the Revolving  Credit  Facility  (each an "Agent  Fee").  Each Agent Fee shall be fully earned and payable in advance on the  Effective  Date and each annual  anniversary  thereafter  during the term of the Revolving Credit Facility.

SECTION 4.3       Manner of Payment; Application of Proceeds.

(a)      Each payment  (including  prepayments)  by the Borrowers on account of the principal of or interest on the
         Revolving  Credit Loans or of any other amounts  payable to the Lenders  under this  Agreement or any Note shall be made not later  than 1:00 p.m.  (New York  time) on the date  specified  for  payment  under this
         Agreement  to the  Agent,  for  the  account  of the  Lenders,  at the  Agent's  Office,  in  Dollars,  in
         immediately  available funds and shall be made without any setoff,  counterclaim  or deduction  whatsoever and,  for  purposes  of  calculating  interest  on Secured  Obligations,  shall be applied to the  Secured
         Obligations as set forth in Section 8.1(b)  hereof.  Any payment  received after 1:00 p.m. (New York time)
         on such day shall be deemed to have been made on the next succeeding Business Day.

(b)      The  Borrowers  hereby  irrevocably  authorize  each  Lender and each  Affiliate  of such  Lender and each participant  herein to charge  any  account  of the  Borrowers  maintained  with such  Lender or with such
         Affiliate  or  participant  with such  amounts as may be  necessary  from time to time to pay any  Secured
         Obligations  (whether or not owed to such Lender,  Affiliate or participant)  which are not paid when due, and the proceeds thereof shall be applied as set forth below in Section 4.3(c).

(c)      Except as otherwise  provided in Section  12.3,  the Agent and the Lenders  shall apply all receipts  with respect to payments on Revolving  Credit Loans and all proceeds of  Collateral  (other than the  Mortgaged
         Property as provided in Section 4.3(d)) and other amounts  representing  payments in respect of any of the
         Secured  Obligations  (i) first,  to the Agent to pay any unpaid  principal  and  accrued  interest on the
         Agent Advances;  (ii) second,  to the Settlement  Lender to pay the principal and accrued  interest on any portion of the Non-Ratable  Loans  outstanding,  to be shared with the Lenders that have acquired and paid for a participating  interest in such Non-Ratable  Loans,  (iii) third,  to the Agent to pay all costs and expenses including,  without limitation,  indemnified  amounts,  that have not been reimbursed to Agent by the Borrowers or the Lenders,  including  interest  thereon,  if any; (iv) fourth, to the Agent to pay any fees due the Agent  hereunder,  including  interest  thereon,  if any;  (v) fifth,  to the Lenders for any indemnified  amounts  and costs and  expenses  paid to or  reimbursed  to the Agent;  (vi)  sixth,  to the
         Lenders to pay any unpaid  principal  and accrued  interest on the  Revolving  Credit  Loans and the other
         Secured  Obligations  then  outstanding;  (vii)  seventh,  to pay an  amount  to the  Agent  equal  to all outstanding  Letter  of  Credit  Obligations  to be held as cash  collateral  for such  Letter  of  Credit
         Obligations;  (viii)  eighth,  to any Lender or any  Affiliate  thereof  in  payment of any Bank  Products
         Liabilities  and to CIT in  payment  of Ledger  Debt up to a maximum  of  $750,000,  to be shared pro rata based on the amount of Bank  Products  Liabilities  and Ledger  Debt (up to a maximum  of  $750,000)  then outstanding;  provided,  however,  in the event that (x) the  aggregate  amount of  outstanding  Revolving
         Credit Loans exceeds the  Borrowing  Base,  or (y) upon the  occurrence of an Event of Default,  the Agent and the  Lenders  may apply all such  amounts  received  in  respect  of the  Secured  Obligations  or the
         Collateral to the payment of Secured  Obligations  in such manner and in such order as the Agent may elect in its reasonable credit judgment.

(d)      Except as otherwise  provided in Section  12.3,  the Agent and the Lenders  shall apply the  Proportionate
         Share of all  proceeds of the  Mortgaged  Property to the  Revolving  Credit  Loans made by the Lenders in respect of the Fixed  Asset  Borrowing  Base,  and the Fixed  Asset  Borrowing  Base shall be  permanently reduced by such  amount,  and the amount of such  proceeds  in excess of the  Proportionate  Share of such proceeds  shall be applied to the Revolving  Credit Loans made by the Lenders other than in respect of the
         Fixed Asset  Borrowing  Base and may be  reborrowed  subject to the other  provisions  of this  Agreement.
         Notwithstanding the immediately  preceding sentence to the contrary,  after the Fixed Asset Borrowing Base is zero,  the Agent and the Lenders  shall apply all  proceeds  of the  Mortgaged  Property as provided in
         Section 4.3(c).

SECTION 4.4       Loan Accounts; Statements of Account.

(a)      Each Lender  shall open and  maintain on its books a loan account in the  Borrowers'  name (each,  a "Loan
         Account").  Each Loan Account  shall show as debits  thereto  each  Advance  made under this  Agreement by such Lender to the  Borrowers and as credits  thereto all payments  received by such Lender and applied to the  principal of such  Revolving  Credit Loans  outstanding  to the  Borrowers so that the balance of the
         Loan Account at all times reflects the aggregate  principal  amount of the Revolving Credit Loans due such
         Lender from the Borrowers.

(b)      The Agent shall  maintain on its books a control  account for the Borrowers in which shall be recorded (i)
         the amount of each Advance made hereunder to the  Borrowers,  (ii) the amount of any principal or interest due or to become due from the Borrowers  hereunder,  and (iii) the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's ratable share therein.

(c)      The entries made in the accounts  pursuant to subsections  (a) and (b) shall be prima facie  evidence,  in the absence of manifest error,  of the existence and amounts of the  obligations of the Borrowers  therein recorded  and in case of  discrepancy  between  such  accounts,  in the  absence of  manifest  error,  the accounts maintained pursuant to subsection (b) shall be controlling.

(d)      The Agent will account to the Borrowers  monthly with a statement of the Revolving  Credit Loans,  charges and payments made to and by the Borrowers  pursuant to this Agreement,  and such accounts  rendered by the
         Agent  shall be deemed  final,  binding  and  conclusive,  save for  manifest  error,  unless the Agent is notified by the  Borrowers in writing to the contrary  within thirty (30) days of the date the account was so rendered.  Such notice by the Borrowers  shall be deemed an objection to only those items  specifically objected to  therein.  Failure of the Agent to render  such  account  shall in no way affect the rights of the Agent or of the Lenders hereunder.

SECTION 4.5       Termination of Agreement.  On the  Termination  Date, the Borrowers  shall pay to the Agent,  for the account of the  Lenders,  in same day funds,  an amount  equal to all  Secured  Obligations  then  outstanding, including,  without  limitation,  all (i) accrued interest  thereon,  (ii) all accrued fees provided for hereunder, and (iii) any amounts payable to the Agent and the Lenders  pursuant to Sections 4.1, 4.2, 4.8, 4.11,  4.12,  4.13,
15.2, 15.3 and 15.13, and, in addition thereto,  shall deliver to the Agent, in respect of each outstanding  Letter of Credit,  either the  Replacement  Letter of Credit or the Cash  Collateral  as  provided  in Section  3.3.  Upon payment in full of the amounts  specified in this Section 4.5, this  Agreement  shall be terminated  and the Agent, the  Lenders  and the  Borrowers  shall  have no  further  obligations  to any other  party  hereto  except for the obligations  to the Agent and the Lenders  pursuant to Section  15.11 hereof and those which  survive  according to their express terms.

SECTION 4.6       Making of Advances.

(a)      Nature of  Obligations of Lenders to Make  Advances.  The  obligations of the Lenders under this Agreement to make the Revolving Credit Loan are several and are not joint or joint and several.

(b)      Assumption  by Agent.  Subject to the  provisions  of Section 4.7 and  notwithstanding  the  occurrence or continuance  of a Default or Event of Default or other  failure of any condition to the making of Advances hereunder  subsequent  to the  Advances  to be made on the  Effective  Date,  unless the Agent  shall have received  notice from a Lender in accordance  with the  provisions  of Section  4.6(c) prior to a proposed borrowing  date that such Lender will not make  available to the Agent such  Lender's  ratable  portion of the amount to be  borrowed on such date,  the Agent may assume  that such  Lender  will make such  portion available  to the Agent in  accordance  with  Section  2.2(b),  and the Agent may, in  reliance  upon such assumption,  make  available to the Borrowers on such date a  corresponding  amount.  If and to the extent such Lender shall not make such ratable  portion  available  to the Agent,  such Lender and the  Borrowers severally  agree to repay to the Agent  forthwith  on demand such  corresponding  amount (the  "Make-Whole
         Amount"),  together with interest  thereon for each day from the date such amount is made available to the
         Borrowers  until the date such amount is repaid to the Agent at the Effective  Interest Rate or, if lower, subject to Section  4.1(e),  the Maximum Rate. If such Lender shall repay to the Agent such  corresponding amount, the amount so repaid shall constitute such Lender's  Commitment  Percentage of the Advance made on such  borrowing  date for  purposes of this  Agreement.  The failure of any Lender to make  available  its
         Commitment  Percentage  of any  Advance  shall not  (without  regard to whether the  Borrowers  shall have returned  the amount  thereof to the Agent in  accordance  with this  Section 4.6) relieve it or any other
         Lender of its obligation,  if any,  hereunder to make its Commitment  Percentage of such Advance available on such borrowing  date,  but no Lender shall be  responsible  for the failure of any other Lender to make available its Commitment Percentage of such Advance on the borrowing date.

(c)      Delegation of Authority to Agent.

         (i)      Without limiting  the generality of Section 14.1, each Lender  expressly  authorizes the Agent to determine on behalf of such  Lender (A) any  reduction  or  increase  of advance rates applicable to the  Borrowing  Base,  so long as such advance  rates do not at any time exceed the  rates set forth in the Borrowing Base  definition,  (B) the creation or elimination of any reserves  (other than  the  Letter  of  Credit Reserve and the  Minimum  Excess  Availability  Reserve)  under the
                  Revolving Credit  Facility and the  Borrowing  Base,  and (C) whether or not  Inventory  shall be deemed to constitute  Eligible  Inventory.  Such  authorization may be withdrawn  by the Required
                  Lenders by giving the Agent written  notice of such  withdrawal  signed by the Required  Lenders;
                  provided,  however, that  unless  otherwise  agreed by the Agent such withdrawal of authorization shall not become effective until the thirtieth  (30th)  Business Day after receipt of such notice by the Agent.  Thereafter,  the  Required  Lenders  shall jointly  instruct the Agent  in writing regarding such matters with such frequency as the Required Lenders shall jointly determine.

         (ii)     Unless and until the Agent shall have received  written  notice from  the Required  Lenders  that because of a Default or Event of Default the Required Lenders do not intend to make  available to the Agent such Lenders'  ratable share of Advances made after the effective date of such  notice, the Agent shall be  entitled  to  continue  to make the assumptions described in Section  4.6(b).
                  After receipt of the notice described in the preceding  sentence, which shall become effective on the third (3rd) Business Day after receipt of such notice by the Agent unless otherwise agreed by the Agent,  the Agent shall be entitled to make the  assumptions  described in Section  4.6(b) as to any Advances as to which it has not received a written  notice to the contrary  prior to 11:00
                  a.m.  (New York time) on the  Business Day next  preceding  the day on which the Advance is to be made.  The Agent shall not be  required  to make any  Advance as to which it shall have  received notice from a Lender of such Lender's  intention not to make its ratable  portion of such Advance available to the Agent.  Any  withdrawal  of  authorization  under this Section  4.6(c) shall not affect the validity of any Advances made prior to the effectiveness thereof.

SECTION 4.7       Settlement Among Lenders.

(a)      Revolving  Credit Loans. It is agreed that each Lender's Net  Outstandings  are intended by the Lenders to be equal at all times to such Lender's  Commitment  Percentage of the  aggregate  principal  amount of all
         Revolving  Credit  Loans  outstanding.   Notwithstanding  such  agreement,   the  several  and  not  joint
         obligation of each Lender to fund Advances made in  accordance  with the terms of this  Agreement  ratably in accordance  with such Lender's  Commitment  Percentage  and each Lender's  right to receive its ratable share of principal  payments on Revolving Credit Loans in accordance with its Commitment  Percentage,  the
         Lenders agree that in order to facilitate  the  administration  of this  Agreement and the Loan  Documents that settlement  among them as to Revolving  Credit Loans may take place on a periodic basis in accordance with the provisions of this Section 4.7.

(b)      Settlement  Procedures  as to  Revolving  Credit  Loans.  To the  extent  and in  the  manner  hereinafter provided  in this  Section  4.7,  settlement  among the  Lenders as to  Revolving  Credit  Loans may occur periodically  on Settlement  Dates  determined  from time to time by the Agent,  which may occur before or after the  occurrence  or during the  continuance  of a Default or Event of Default and whether or not all of the  conditions  set forth in Section  5.2 have been met. On each  Settlement  Date  payments  shall be made by or to the  Settlement  Lender and the other Lenders in the manner  provided in this Section 4.7 in accordance  with the Settlement  Report  delivered by the Agent pursuant to the provisions of this Section
         4.7 in respect of such  Settlement  Date so that as of each  Settlement  Date,  and after giving effect to the transactions to take place on such Settlement  Date, each Lender's Net  Outstandings  shall equal such
         Lender's Commitment Percentage of the Revolving Credit Loans outstanding.

         (i)      Selection of Settlement Dates. If the Agent elects, in its discretion, but subject to the consent of the Settlement Lender, to settle  accounts among the Lenders with respect to principal amounts of  Revolving  Credit  Loans  less  frequently  than each  Business  Day,  then the  Agent  shall designate  periodic  Settlement  Dates which may occur on any  Business  Day after the  Effective
                  Date;  provided,  however,  that the Agent shall  designate as a Settlement Date any Business Day which is an Interest  Payment Date; and provided  further,  that a Settlement Date shall occur at least once  during  each  seven-day  period.  The Agent  shall  designate  a  Settlement  Date by delivering  to each Lender a  Settlement  Report not later than 12:00 noon (New York time) on the proposed  Settlement Date, which Settlement  Report shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.

         (ii)     Non-Ratable Loans and Payments.   Between  Settlement  Dates,  the  Agent  shall request and  the
                  Settlement Lender  may  (but  shall not be  obligated  to)  advance to the  Borrowers  out of the
                  Settlement Lender's own funds,  the entire  principal  amount of any Advance  requested or deemed requested pursuant to Section 2.2(a)(any such Advance being referred to as a "Non-Ratable Loan").
                  The making of each Non-Ratable  Loan by the  Settlement  Lender  shall be deemed to be a purchase by the  Settlement  Lender of a one hundred percent (100%) participation  in each other  Lender's
                  Commitment  Percentage  of the  amount of such  Non-Ratable  Loan.  All  payments  of  principal, interest  and any other  amount  with  respect to such  Non-Ratable  Loan shall be payable to and received by the Agent for the account of the  Settlement  Lender.  Upon demand by the  Settlement
                  Lender,  with notice thereof to the Agent, each other Lender shall pay to the Settlement  Lender, as the repurchase of such  participation,  an amount equal to one hundred  percent (100%) of such
                  Lender's  Commitment  Percentage of the principal amount of such  Non-Ratable  Loan. Any payments received  by the  Agent  between  Settlement  Dates  which in  accordance  with the terms of this
                  Agreement are to be applied to the reduction of the  outstanding  principal  balance of Revolving
                  Credit Loans,  shall be paid over to and retained by the Settlement  Lender for such application, and such payment to and  retention  by the  Settlement  Lender shall be deemed,  to the extent of each other Lender's  Commitment  Percentage of such payment,  to be a purchase by each such other
                  Lender  of  a  participation   in  the  Revolving  Credit  Loans  (including  the  repurchase  of participations  in  Non-Ratable  Loans)  held by the  Settlement  Lender.  Upon demand by another
                  Lender,  with notice thereof to the Agent, the Settlement  Lender shall pay to the Agent, for the account of such other  Lender,  as a repurchase  of such  participation,  an amount equal to such other  Lender's  Commitment  Percentage  of any such amounts  (after  application  thereof to the repurchase of any  participations  of the  Settlement  Lender in such other  Lender's  Commitment
                  Percentage of any Non-Ratable Loans) paid only to the Settlement Lender by the Agent.

         (iii)    Net Decrease in Outstandings.  If on  any  Settlement Date  the increase,  if any,  in the dollar amount of any  Lender's  Net  Outstandings which is required to comply with the first sentence of
                  Section 4.7(a) is less than such Lender's Commitment Percentage of amounts received  by the Agent but paid only to the Settlement Lender since the next preceding Settlement  Date, such Lender and the Agent, in their respective records,  shall apply such Lender's Commitment  Percentage of such amounts to the increase in such Lender's Net  Outstandings,  and the Settlement  Lender shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.

         (iv)     Net Increase in  Outstandings.  If on any  Settlement  Date the increase,  if any,  in the dollar amount of any  Lender's  Net  Outstandings which is required to comply with the first sentence of
                  Section 4.7(a) exceeds  such  Lender's Commitment Percentage of amounts received by the Agent but paid only to the Settlement Lender since the next preceding Settlement  Date, such Lender and the
                  Agent,  in their  respective  records,  shall apply such Lender's  Commitment  Percentage of such amounts to the  increase in such  Lender's  Net  Outstandings,  and such Lender  shall pay to the
                  Agent, for the account of the Settlement Lender, any excess.

         (v)      No Change in  Outstandings.  If a Settlement Report indicates that no Revolving Credit Loans have been  made  during the period  since the next  preceding  Settlement  Date,  then  such  Lender's
                  Commitment Percentage of any amounts received by the Agent in respect of  Revolving  Credit Loans but paid only to the Settlement Lender shall be paid by the Settlement Lender to the  Agent,  for the account of such Lender.  If a Settlement  Report  indicates  that the  increase in the dollar amount of a Lender's  Net  Outstandings  which is required  to comply with the first  sentence of
                  Section  4.7(a) is exactly equal to such Lender's  Commitment  Percentage of amounts  received by the Agent in respect of Revolving  Credit Loans but paid only to the Settlement  Lender since the next preceding  Settlement  Date, such Lender and the Agent, in their respective  records,  shall apply such  Lender's  Commitment  Percentage of such amounts to the increase in such Lender's Net
                  Outstandings.

         (vi)     Return  of  Payments.  If any  amounts  received  by the  Settlement  Lender  in  respect  of the
                  Secured Obligations  are  later required to be returned or repaid by the Settlement Lender to the
                  Borrowers or any other  obligor or their  respective  representatives  or successors in interest, whether  by  court  order,  settlement  or  otherwise,  in  excess  of  the  Settlement  Lender's
                  Commitment  Percentage  of all such amounts  required to be returned by all  Lenders,  each other
                  Lender shall,  upon demand by the  Settlement  Lender with notice to the Agent,  pay to the Agent for the  account  of the  Settlement  Lender,  an amount  equal to the  excess  of such  Lender's
                  Commitment  Percentage  of all such  amounts  required to be  returned  by all  Lenders  over the amount, if any, returned directly by such Lender.

         (vii)    Payments to Agent, Lenders.

(A)      Payment  by any  Lender  to the  Agent  shall be made not later  than  1:00  p.m.  (New York  time) on the
                  Business  Day such  payment  is due,  provided  that if such  payment is due on demand by another
                  Lender,  such  demand is made on the paying  Lender not later than 11:00 a.m.  (New York time) on such Business Day.  Payment by the Agent to any Lender shall be made by wire  transfer,  promptly following  the  Agent's  receipt of funds for the account of such Lender and in the type of funds received by the Agent,  provided  that if the Agent  receives such funds at or prior to 1:00 p.m.
                  (New York time),  the Agent  shall pay such funds to such Lender by 2:00 p.m.  (New York time) on such  Business  Day. If a demand for payment is made after the  applicable  time set forth above, the payment due shall be made by 2:00 p.m.  (New York time) on the first  Business Day  following the date of such demand.

(B)      If a Lender shall, at any time, fail to make any payment to the Agent required  hereunder,  the Agent may, but shall not be required  to,  retain  payments  that would  otherwise  be made to such Lender  hereunder and apply such  payments to such  Lender's  defaulted  obligations  hereunder,  at such  time, and in such order, as the Agent may elect in its sole discretion.

(C)      With respect to the payment of any funds under this Section 4.7(b),  whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to  the  terms hereof shall, upon demand by the other party,  pay such amount  together with interest on such amount at the then
         Effective Interest Rate for Prime Advances.

(c)      Settlement  of Other  Secured  Obligations.  All other  amounts  received  by the Agent on account  of, or applied by the Agent to the payment of, any Secured  Obligation  owed to the Lenders  (including,  without limitation,  fees payable to the Lenders  pursuant to Sections  4.2(b) and (c) and proceeds  from the sale of, or other realization  upon, all or any part of the Collateral  following an Event of Default) that are received  by the Agent on or prior to 1:00  p.m.  (New York  time) on a  Business  Day will be paid by the
         Agent to each Lender on the same  Business  Day, and any such amounts that are received by the Agent after
         1:00 p.m.  (New  York  time)  will be paid by the Agent to each  Lender  on the  following  Business  Day.
         Unless  otherwise  stated  herein,  the Agent shall  distribute  fees  payable to the Lenders  pursuant to
         Section  4.2(b) and (c) ratably to the Lenders  based on each  Lender's  Commitment  Percentage  and shall distribute  proceeds  from the  sale of,  or other  realization  upon,  all or any part of the  Collateral following an Event of Default ratably to the Lenders as set forth in Section 12.3.

SECTION 4.8       Changed Circumstances.

(a)      Each Borrower  agrees that if (i) any law hereafter in effect or (ii) any request,  guideline or directive of any  Governmental  Authority  (whether  or not  having the force of law and  whether or not  failure to comply  therewith  would be unlawful) not in effect as of the  Effective  Date with respect to any law now or  hereafter in effect (and  whether or not any such law is  presently  applicable  to any Lender) or the interpretation  or  administration  thereof by any  Governmental  Authority,  shall either (A) (1) impose, affect,  modify  or  deem  applicable  any  reserve,  special  deposit,  capital  maintenance  or  similar requirement  against any Revolving Credit Loans,  (2) impose on such Lender any other condition  regarding any  Advance,  this  Agreement,  any Note or the  facilities  provided  hereunder,  or  (3) result  in any requirement  regarding  capital  adequacy  (including any risk-based  capital  guidelines)  affecting such
         Lender  being  imposed or modified or deemed  applicable  to such Lender or (B) subject such Lender to any taxes on the recording,  registration,  notarization or other  formalization of the Revolving Credit Loans or Note,  and the result of any event  referred to in clause (i) or (ii) above  shall be to  increase  the cost to such Lender of making,  funding or maintaining any Revolving  Credit Loans or to reduce the amount of any sum  receivable  by such  Lender or such  Lender's  rate of return on capital  with  respect to any
         Revolving  Credit  Loans to a level  below  that  which  such  Lender  could  have  achieved  but for such imposition,  modification or deemed  applicability  (taking into consideration such Lender's policies with respect to capital  adequacy)  by an amount  deemed by such Lender to be  material,  then,  upon demand by such  Lender,  each  Borrower  shall  immediately  pay to such Lender  additional  amounts  which shall be sufficient  to  compensate  such  Lender  for such  increased  cost,  tax or  reduced  rate of  return.  A certificate of such Lender to the Borrowers  claiming  compensation under this Section 4.8 shall be final, conclusive  and  binding  on all  parties  for  all  purposes  in the  absence  of  manifest  error.  Such certificate  shall  set  forth  the  nature  of the  occurrence  giving  rise  to such  compensation,  the additional  amount or  amounts  to be paid to it  hereunder  and the  method by which  such  amounts  were determined.  In  determining  such amount,  such Lender may use any reasonable  averaging and  attribution methods.

(b)      If the Agent shall,  at least one (1)  Business Day before the  effective  date of any  conversion  of the
         Prime  Advances into LIBOR  Advances or the  continuation  of existing LIBOR Advances (each such requested loan made and/or to be converted or to continued,  a "Pending  Advance"),  notify the  Borrowers  that the
         LIBOR based  interest rate will not  adequately  reflect the cost to the Lenders of making or funding such
         Pending  Advance as a LIBOR Advance or that LIBOR is not  determinable  from any interest  rate  reporting service  of  recognized  standing,  then the right of the  Borrowers  to select a LIBOR  Advance  for such
         Pending  Advance,  to convert the Prime  Advances into LIBOR  Advances or to continue the LIBOR  Advances, shall be  suspended  until the Agent  shall  notify the  Borrowers  that the  circumstances  causing  such suspension no longer exist, and Pending  Advances and each such subsequent  LIBOR Advance  requested to be made, continued or converted shall be made, continued as, or converted into a Prime Advance.

SECTION 4.9       Obligations  Absolute.  Each Borrower agrees that the Secured  Obligations  will be paid strictly in accordance  with the terms of the Loan  Documents,  regardless of any law,  regulation or order now or hereafter in effect in any  jurisdiction  affecting  any of such terms or the rights of the Agent or any Lender with  respect thereto.  All Secured  Obligations  shall be  conclusively  presumed to have been created in reliance  hereon.  The liabilities of each Borrower under this Agreement shall be absolute and unconditional irrespective of:

(a)      any  change in the time,  manner or place of  payment  of, or in any other term of, all or any part of the
         Secured  Obligations,  or any other  amendment or waiver  thereof or any consent to  departure  therefrom, including,  but not limited to, any increase in the Secured  Obligations  resulting  from the extension of additional credit to any Borrower or otherwise;

(b)      any taking,  exchange,  release or non-perfection  of any Collateral or any other collateral  securing the
         Secured  Obligations,  or any  release,  amendment  or waiver  of, or consent to or  departure  from,  any guaranty for all or any of the Secured Obligations;

(c)      any change, restructuring or termination of the corporate structure or existence of any Borrower; or

(d)      any other  circumstance  which might otherwise  constitute a defense  available to, or a discharge of, any
         Borrower  other than  payment or  satisfaction  of the  Secured  Obligations  or to the extent of any loss resulting from the gross  negligence or willful  misconduct of the Agent,  any Lender or the Issuing Bank, as determined by the final non-appealable judgment of a court of competent jurisdiction.

SECTION 4.10      Borrowers'  Representative.  Each of the Borrowers  hereby appoints the Parent as, and the Parent shall act under this Agreement as, the agent,  attorney-in-fact  and legal  representative of the Borrowers for all purposes hereunder,  including, without limitation,  requesting Advances and receiving account statements and other notices  and  communications  to the  Borrowers  (or any of them) from the Agent or any  Lender.  Accordingly,  the parties  agree that any and all actions to be taken  hereunder by the  Borrowers may be taken by the Parent for and on behalf of the  Borrowers,  and any and all notices and  communications  permitted  or required to be made by the
Agent or any Lender  hereunder to the  Borrowers,  shall be deemed made to all of the Borrowers if delivered to the
Parent.  The Agent and the Lenders may rely,  and shall be fully  protected in relying,  on any  Borrowing  Notice,
request  for  a  Letter  of  Credit,  disbursement  instruction,   report,  information  or  any  other  notice  or
communication  made or given by the Parent,  whether in its own name, on behalf of any other  Borrower or on behalf of "the  Borrowers",  and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any  confirmation  from or on behalf of any  other  Borrower  as to the  binding  effect on it of any such  notice, request,  instruction,  report, information,  other notice or communications,  provided that the provisions of this
Section  4.10 shall not be construed so as to preclude  any  Borrower  from taking  other  actions  permitted to be taken by "a Borrower"  hereunder.  The Parent may from time to time tender to Agent or Lenders,  representations or performance  of covenants  hereunder and take actions in respect of other matters on behalf of the  Borrowers,  and any such  representations,  performance or actions by the Parent, if accepted by Agent or Lenders,  as the case may
be,  shall  (irrespective  of  whether  the  particular  matter  is  otherwise   authorized  elsewhere  herein)  be
conclusively  deemed  done  with  the  authorization  of and on  behalf  of one or  more of the  Borrowers,  as the circumstances  and the  specific  action  taken  may  indicate.  Agent  and any  Lender  may in all  cases  rely on communications  from,  and  representations  and actions taken by, the Parent as though given,  delivered,  made or taken by or from one or more of the Borrowers,  and all such  communications,  representations and actions shall be binding  upon any and  every  Borrower  in whose  behalf  such  communications,  representations  or  actions  were purportedly  taken by the Parent.  Notwithstanding  anything to the contrary  herein,  nothing in this Section 4.10 shall be deemed to grant the Parent the  authority to execute any  amendment of any Loan  Document on behalf of any
Borrower.

SECTION 4.11      Agent Advances.

(a)      The Agent hereby is authorized  by the  Borrowers  and the Lenders,  from time to time in the Agents' sole discretion,  (i) after the  occurrence  of a Default or an Event of Default  (but without  constituting  a waiver  of such  Default  or  Event of  Default),  or (ii) at any time  that any of the  other  applicable conditions  precedent set forth in Section 5.2 have not been satisfied,  to make Advances to the Borrowers on behalf of the  Lenders  which the Agent,  in good faith,  determines  is  necessary  (A) to preserve or protect the  Collateral,  or any  portion  thereof,  (B) to enhance the  likelihood  of  repayment  of the
         Secured  Obligations,  or (C) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement,  including costs,  fees, and expenses (any of the Advances  described in this Section 4.11 being hereinafter referred to as "Agent Advances").

(b)      The Agent  Advances  shall (i) not exceed the  principal  amount of $1,000,000 in the aggregate at any one time,  (ii) not be made for the  purpose  of paying  Ledger  Debt,  (iii) be  repayable  on demand  or, if earlier,  not later  than  fifteen  (15) days after the making of such  Agent  Advances  unless  otherwise agreed by the Required  Lenders,  (iv) be secured by the Collateral,  (v) constitute  Advances and Secured
         Obligations hereunder, and (vi) bear interest at the then Effective Interest Rate for Prime Advances.

SECTION 4.12      Overadvances.

(a)      The Agent may make  voluntary  Overadvances  without  the  written  consent of the  Required  Lenders  for interest,  fees or expenses due to Lenders in accordance  with the  provisions  hereof.  If the conditions for borrowing  under Section 5.2 cannot be  fulfilled,  the Agent may, but is not obligated to,  knowingly and intentionally  continue to make Advances  (including Agent Advances) to the Borrowers,  at the request of a Borrower,  notwithstanding  such  failure of  condition(s),  so long as, at any time,  either (i) the aggregate  amount of then  outstanding  Revolving Credit Loans would not exceed the Borrowing Base by more than an amount  equal to five  percent  (5%) of the  Revolving  Credit  Facility  Amount,  or (ii) (A) the
         aggregate  amount of outstanding  Revolving  Credit Loans would not exceed the Borrowing Base by more than the amount  proposed by the Agent and agreed to by the Required  Lenders,  and (B) such  Overadvances  are made  pursuant  to a plan  (proposed  by  the  Agent  and  agreed  to by the  Required  Lenders)  for  the elimination of such  Overadvances.  The  Overadvances  made under clause (i) of this Section 4.12(a) shall be  repayable  not later than  fifteen (15) days after the making of such  Overadvances  unless  otherwise agreed by the Required  Lenders.  The foregoing  provisions are for the sole and exclusive  benefit of the
         Agent and the Lenders and are not intended to, and shall not be construed  to, create any  obligations  of the Agent or any Lender to the Borrowers with respect to Overadvances  or otherwise  benefit the Borrowers in any  way.  The  Overadvances  and  Agent  Advances,  as  applicable,  that are  made  pursuant  to this
         Agreement  shall be  subject  to the same  terms and  conditions  as any other  Advance  except  that such advances shall bear interest at the then Effective  Interest Rate for Prime Advances;  provided,  however, that the making of any  Overadvance  shall not constitute a waiver of any Default or Event of Default then in existence or arising therefrom.

(b)      In the event the Agent  obtains  actual  knowledge  that the  aggregate  amount of  outstanding  Revolving
         Credit Loans  exceeds the amount  permitted by the  preceding  paragraph,  regardless  of the amount of or reason for such  excess,  the Agent shall notify the Lenders as soon as  practicable  (and prior to making any  (or  any  further)  intentional  Overadvances  (except  for  and  excluding  amounts  charged  to the applicable  Loan Account for interest,  fees, or expenses)  unless the Agent  determines that prior notice would result in imminent harm to the Collateral or its value),  and the Lenders thereupon shall,  together with the Agent,  jointly  determine the terms of arrangements that shall be implemented with the Borrowers intended to reduce,  within a reasonable  time, the outstanding  principal  amount of the Revolving Credit
         Loans of the  Borrowers  to an amount  permitted  by the  preceding  paragraph.  In the  event any  Lender disagrees over the terms of reduction and/or  repayment of any Overadvance,  the terms of reduction and/or repayment thereof shall be implemented according to the determination of the Required Lenders.

(c)      Each  Lender  shall be  obligated  to settle  with the Agent as  provided in Section 4.7 for the amount of such  Lender's  ratable  share of any  Overextension  reported to such Lender,  any  Overadvances  made as permitted  under this Section 4.12,  and any  Overextension  resulting from the charging to the applicable
         Loan Account interest, fees, or expenses.

(d)      Any and all  Overadvances  made by the Agent (i) shall be repaid  upon the demand of the Agent  (except as set forth in Section  4.12(a)(ii)  which  amounts  shall be repaid  pursuant  to a plan for  repayment  as described  in  Section  4.12(a)(ii)  above),  (ii) be  secured  by the  Collateral,  and (iii)  constitute
         Advances and Secured Obligations hereunder.

SECTION 4.13      Reserved.

SECTION 4.14      Joint and Several Liability.

(a)      Joint and Several  Liability.  Each of the Borrowers  acknowledges and agrees that (i) it is a co-borrower hereunder and shall be jointly and severally,  with the other Borrowers,  directly and primarily liable to the Agent and the Lenders for the Secured  Obligations  regardless  of which  Borrower  actually  receives
         Advances or other  extensions of credit  hereunder or the amount of such  Advances  received or the manner in which the Agent and/or such Lender  accounts  for such  Advances or other  extensions  of credit on its books and records,  (ii) each of the Secured Obligations shall be secured by all of the Collateral,  (iii)
         each of the Borrowers  shall have the  obligations of co-maker and shall be primary  obligors with respect to the Revolving  Credit Loans,  the Notes,  and the other Secured  Obligations,  it being agreed that the
         Advances to each Borrower  inure to the benefit of all  Borrowers,  and (iv) the Agent and the Lenders are
         relying on such joint and several  liability of the  Borrowers as  co-makers  in extending  the  Revolving
         Credit Loans  hereunder.  Each  Borrower's  Secured  Obligations  with respect to Advances made to it, and each  Borrower's  Secured  Obligations  arising  as a result  of the joint and  several  liability  of the
         Borrowers  hereunder,  with respect to Advances made to the other Borrowers  hereunder,  shall be separate and  distinct  obligations,  but all  such  Secured  Obligations  shall  be  primary  obligations  of each
         Borrower.  Each Borrower hereby  unconditionally  and irrevocably  agrees that upon default in the payment when due (whether at stated  maturity,  by acceleration or otherwise) of any principal of, or interest on, any Revolving Credit Loans or other Secured  Obligation  payable by it to the Agent or any Lender, it will forthwith pay the same,  without notice of demand.  Notwithstanding  anything to the contrary contained in this Agreement,  the Agent shall be entitled to rely upon any telephonic  request for Advances received by it from any  Borrower  on behalf  of all  Borrowers,  shall be  entitled  to rely upon any other  request, notice or other  communication  received by it from any Borrower on behalf of all Borrowers,  and shall be entitled to treat its giving of any notice  hereunder  pursuant  to Section  15.1 hereof as notice to each and all Borrowers.

(b)      Unconditional  Liability.  Each  Borrower's  Secured  Obligations  arising  as a result  of the  joint and several  liability of the Borrowers  hereunder with respect to Advances or other extensions of credit made to the other  Borrowers  hereunder  shall,  to the  fullest  extent  permitted  by law,  be  unconditional
         irrespective  of  (i)  the  validity  or  enforceability,   avoidance  or  subordination  of  the  Secured
         Obligations  of the other  Borrowers or of any Note or other  document  evidencing  all or any part of the
         Secured  Obligations  of the other  Borrowers,  (ii) the  absence of any  attempt to collect  the  Secured
         Obligations from the other Borrowers,  or any other security therefor,  or the absence of any other action to enforce the same, (iii) the waiver,  consent,  extension,  forbearance or granting of any indulgence by the Agent  and/or any Lender  with  respect to any  provision  of any  instrument  evidencing  the Secured
         Obligations  of the  other  Borrowers,  or any part  thereof,  or any  other  agreement  now or  hereafter executed by the other  Borrowers  and  delivered to the Agent  and/or any Lender,  (iv) the failure by the
         Agent  and/or  any  Lender to take any steps to perfect  and  maintain  its  security  interest  in, or to preserve its rights to, any security or Collateral  for the Secured  Obligations  of the other  Borrowers,
         (v) the Agent's and/or any Lender's election,  in any proceeding  instituted under the Bankruptcy Code, of the application of  Section-1111(b)(2)  of the Bankruptcy  Code, (vi) any borrowing or grant of a security interest by the other  Borrowers,  as  debtors-in-possession  under  Section 364 of the  Bankruptcy  Code,
         (vii) the  disallowance  of all or any  portion  of the  Agent's  and/or  any  Lender's  claim(s)  for the repayment of the Secured  Obligations of the other Borrowers under Section 502 of the Bankruptcy  Code, or
         (viii) any other  circumstances  which might  constitute a legal or equitable  discharge or defense of any other Borrowers.

(c)      Waiver of Subrogation and Other Rights.  With respect to each Borrower's  Secured  Obligations  arising as a result of the joint and several  liability of the Borrowers  hereunder with respect to Advances or other extensions  of credit  made to any of the other  Borrowers  hereunder,  each  Borrower  waives,  until the
         Secured  Obligations  shall have been paid in full and the  Agreement and the other Loan  Documents  shall have been  terminated,  any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter  have against such  Borrower,  any endorser or any guarantor of all or any part of the Secured  Obligations,  and any benefit of, and any right to  participate  in, any security or collateral  given to the Agent and/or any Lender to secure  payment of the Secured  Obligations  or any other liability of the Borrowers to the Agent and/or any Lender.

(d)      No  Modification  or Release of  Obligations.  No payment or payments  made by any of the Borrowers or any other Person or received or  collected  by the Agent or any Lender from any of the  Borrowers or any other
         Person by virtue of any action or proceeding or any  set-off-or  appropriation  or application at any time or from time to time in reduction of or in payment of the Secured  Obligations  shall be deemed (except to the extent  Secured  Obligations  are satisfied) to modify,  release or otherwise  affect the liability of each  Borrower  under this  Agreement,  which shall remain  liable for the Secured  Obligations  until the
         Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

SECTION 4.15      Waiver of  Suretyship  Defenses.  Each  Borrower  agrees that the joint and several  liability of the  Borrowers  provided  for in Section  4.14 shall not be impaired or affected by any  modification,  supplement, extension or amendment or any contract or Agreement to which the other  Borrowers may  hereafter  agree (other than an Agreement signed by the Agent and all of the Lenders specifically  releasing such liability),  nor by any delay, extension of time,  renewal,  compromise or the indulgence  granted by the Agent with respect to any of the Secured
Obligations,  nor by any other  agreements or  arrangements  whatever with any other  Borrower or with anyone else, and each Borrower hereby waives all notice of such delay, extension,  release,  substitution,  renewal,  compromise or other  indulgence,  hereby consenting to be bound thereby as fully and effectively as if it had expressly agreed thereto  in  advance.  The  liability  of each  Borrower  is  direct  and  unconditional  as to all of the  Secured
Obligations,  and may be  enforced  without  requiring  the Agent  first to resort  to any other  right,  remedy or security.  Each  Borrower  consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of such Borrower or against or in payment of any or all of the  Obligations.  Each Borrower hereby  expressly waives  promptness,  diligence,  notice of  acceptance  and any other  notice  with  respect to any of the  Secured
Obligations,  the Revolving  Credit Notes,  this Agreement,  or any other Loan Document,  and any requirement  that the Agent protect,  secure,  marshal,  perfect or insure any lien or any property  subject  thereto  (except to the extent  required by Applicable  Law or this  Agreement) or exhaust any right or take any action  against any or all
Borrowers or any other Person or any collateral,  including any rights which may be conferred under  applicable law permitting  any  Person  after the  Secured  Obligations  become  due,  to demand  that the  Agent  first  commence proceedings  against any other obligor to collect such amounts,  the failure of which by the Agent to commence such proceedings would discharge such Person from its obligations.

SECTION 4.16      Contribution and Indemnification Among the Borrowers.

(a)      Each  Borrower is  obligated to repay the Secured  Obligations  as joint and several  obligors  under this
         Agreement.  To the extent that any Borrower  shall,  under this Agreement as a joint and several  obligor, repay any of the Secured  Obligations  constituting  Advances made to another Borrower  hereunder or other
         Secured  Obligations  incurred directly and primarily by any other Borrower (an "Accommodation  Payment"),
         then  the  Borrower   making  such   Accommodation   Payment  shall  be  entitled  to   contribution   and
         indemnification  from,  and be reimbursed by, each of the other  Borrowers in an amount,  for each of such other Borrowers,  equal to a fraction of such  Accommodation  Payment,  the numerator of which fraction is such other  Borrower's  "Allocable  Amount" (as defined below) and the  denominator of which is the sum of the Allocable  Amounts of all of the Borrowers.  As of any date of determination,  the "Allocable  Amount"
         of each  Borrower  shall be equal to the maximum  amount of liability  for  Accommodation  Payments  which could be asserted against such Borrower  hereunder without (a) rendering such Borrower  "insolvent" within the meaning of Section  101(31) of the  Bankruptcy  Code  Section of the Uniform  Fraudulent  Transfer Act
         (the  "UFTA"),  or Section 2 of the Uniform  Fraudulent  Conveyance  Act (the  "UFCA"),  (b) leaving  such
         Borrower with  unreasonably  small capital or assets,  within the meaning of Section 548 of the Bankruptcy
         Code,  Section 4 of the UFTA,  or Section 5 of the UFCA,  or (c) leaving such  Borrower  unable to pay its debts as they  become due within the  meaning of Section  548 of the  Bankruptcy  Code or Section 4 of the
         UFTA,  or  Section  5  of  the  UFCA.  All  rights  and  claims  of  contribution,   indemnification   and
         reimbursement  under this Section  shall be  subordinate  in right of payment to the prior payment in full of the Secured  Obligations.  Each  agreement,  consent,  warranty,  representation  or  obligation of the
         Borrowers  hereunder  shall be  deemed to be made or to have  been  made by the  Borrowers  on a joint and several  basis.  The  provisions of this Section  shall,  to the extent  expressly  inconsistent  with any provision in any Loan Documents, supersede such inconsistent provision.

(b)      Each  Borrower  hereby  agrees  that to the  extent  that any  individual  Borrower  or  entity  obligated hereunder  shall have paid an amount  hereunder or pursuant to this  Agreement  which would,  but for this provision,  render  such  Borrower  or  entity  insolvent  for  purposes  of state or  federal  fraudulent conveyance  laws,  such Borrower shall be entitled to seek and receive  contribution  from and against any other  Borrower  hereunder  to  the  extent  such  contribution  would  not  render  such  other  Borrower insolvent.  The  provisions  of  this  Section  4.16  shall  in  no  respect  limit  the  obligations  and liabilities  of any  Borrower to Agent and  Lenders and each  Borrower  shall  remain  liable to Agent and
         Lenders for the full amount of such Borrower's Secured Obligations hereunder.

SECTION 4.17      Subordination.  Each Borrower hereby  subordinates  any claims  (including,  without  limitation, any  right of  payment,  subrogation,  contribution  and  indemnity)  that it may have  from or  against  any other
Borrower, and any successor or assign of any other Borrower,  including,  without limitation, any trustee, receiver or  debtor-in-possession,  howsoever arising,  due or owing and whether heretofore,  now or hereafter existing,  to the  payment in full of the  Secured  Obligations.  Notwithstanding  the  provisions  of this  Section  4.17 to the contrary,  for so long as no  Default  or an Event of  Default  shall  exist,  each  Borrower  may pay to the other
Borrower  Indebtedness  validly owed to such other Borrower which arises in the ordinary  course of such Borrower's business.

ARTICLE V.
                                               CONDITIONS PRECEDENT

SECTION 5.1       Conditions  Precedent  to  Revolving  Credit  Loans and  Letters of Credit.  Notwithstanding  any
other provision of this  Agreement,  the initial Advance will not be made, nor will any initial Letter of Credit be issued or Letter of Credit  Obligations  be incurred,  until the  fulfillment  of each of the following  conditions prior to or contemporaneously with the making of such Advance or issuance (unless waived in writing by the Agent):

(a)      Fees and  Expenses.  The  Borrowers  shall  have  paid all of the fees  and all  expenses  payable  on the
         Effective Date referred to herein, including,  without limitation,  the Facility Fee and all out-of-pocket costs and expenses  incurred in connection  with the  preparation,  negotiation,  execution and closing of this Agreement and the transactions contemplated herein.

(b)      Closing Documents.  The Agent shall have received each of the following  documents,  all of which shall be satisfactory in form and substance to the Agent and its counsel and to the Lenders:

         (i)      Loan Agreement.  This Agreement, duly executed and delivered by each Borrower and each Lender;

         (ii)     Secretary's  Certificate.  A  certificate  of  the  Secretary  or  Assistant  Secretary  of  each corporate  Borrower (or  other  similar  officer  for  other  entities),  in form  and  substance satisfactory to the Agent, which shall include each such Borrowers (A) articles or certificate of incorporation  or  other  documents  of  formation  or organization,  together  with  any and all amendments  thereto, (B) bylaws,  partnership or operating  agreement,  together with any and all amendments  thereto, (C)  Board  of Director (and if required,  stockholder), Board of Manager or partnership resolutions,  approving  and  authorizing  the  transactions  to  be  consummated  in connection herewith and (D) the signature and incumbency  certificates of its officers  executing any of the Loan  Documents,  all certified as of the  Effective  Date as  being  true,  accurate, correct and complete;

         (iii)    Good Standing Certificates. A certificate evidencing the good standing (including verification of tax status) of each  Borrower  in the  jurisdiction  of its  incorporation and each other foreign jurisdiction  where it is  authorized  to do  business,  dated as of a date not more than  thirty
                  (30) days prior to the  Effective  Date and  certified  by the  applicable  Secretary of State or other authorized Governmental Authority;

         (iv)     Financial  Statements;  Projections.  Copies of all financial statements and Projections referred to in Section 6.1(m) and meeting the requirements thereof;

         (v)      Legal  Opinions.   Signed  opinions of counsel to the Borrowers,  together with any local counsel opinions reasonably requested by the Agent, in form and substance reasonably  satisfactory to the
                  Agent;

         (vi)     Payoff  Letters.  A Payoff  Letter executed  by FCC, in connection with the term loan from FCC to the Parent, in form and substance reasonably satisfactory to the Agent, together with (A) UCC and other appropriate  termination  statements,  in form and substance reasonably satisfactory to the
                  Agent,  releasing  all liens of FCC upon any of the assets and  properties  of each  Borrower  as security  for such term loan and (B)  termination  of all  blocked  account  agreements,  control agreements  and other similar  agreements and  arrangements  relating to the Collateral and other assets  and  properties  of the  Borrowers  in favor of the  Existing  Agent or  relating  to the existing credit facility;

         (vii)    Security Interests and UCC Filings. (A) Evidence satisfactory to the Agent that the Agent(for the benefit of itself and Lenders) has a valid and  perfected  first  priority  security  interest in the Collateral,  including,  without  limitation,  (1) such documents duly executed or authorized by each Borrower  (including UCC financing  statements and other  applicable  documents under the laws of any  jurisdiction  with respect to the  perfection  of Liens) as the Agent may request in order to perfect its security  interests in the  Collateral  and (2) copies of UCC search reports listing all  effective  financing  statements  that name any  Borrower as debtor,  together  with copies of such financing statements,  none of which shall cover the Collateral,  except for those relating to the  Existing  Agent's  credit  facility  with the  Borrowers  (all of which shall be terminated on the Effective  Date);  (B) Evidence  satisfactory to the Agent,  including  copies, of all UCC-1 and other financing  statements  filed in favor of any Borrower with respect to each location,  if  any,  at  which  Inventory  may be  consigned;  and  (C)  fully  executed  Control
                  Agreements from (i) all issuers of  uncertificated  securities and financial  assets held by each
                  Borrower,  (ii) all securities  intermediaries  with respect to all  Investment  Accounts of each
                  Borrower and any  securities  entitlements  of each  Borrower,  and (iii) all futures  commission agents and clearing  houses with respect to all commodities  contracts and  commodities  accounts held by any Borrower;

         (viii)   Insurance.  Certificates  or  binders of insurance relating to each of the policies of  insurance covering any of the Collateral together with a loss  payable  endorsement,  in form and substance reasonably  satisfactory to the Agent,  and/or additional insured clauses or endorsements,  which comply with the terms of Section 8.6;

         (ix)     Officers'  Certificate.  A certificate  of the President or a Financial  Officer of each Borrower stating that, to the best of his knowledge and based on an  examination  sufficient to enable him to make an informed statement, (A) all of the representations and warranties made or deemed to be made under this  Agreement and the other Loan  Documents are true and correct as of the Agreement
                  Date and the  Effective  Date,  after giving  effect to the Initial Loans to be made at such time and the application of the proceeds thereof, and (B) no Default or Event of Default exists;

         (x)      Borrowing Base Certificates.   An  Accounts Borrowing Base Certificate and an Inventory Borrowing
                  Base Certificate  each  prepared as of the Effective  Date or such  earlier  date  acceptable  to the Agent, duly executed and delivered by a Financial Officer;

         (xi)     Power of  Attorney.   An original of the Power of Attorney  substantially  in the  form  attached hereto as Exhibit C, as executed by each Borrower in favor of the Agent;

         (xii)    Cash Management  Agreements.  Evidence  satisfactory  to the Agent of  the  existence,  as of the
                  Effective Date,  of a cash  management  system  that  complies  with  Section  8.1(a)  hereof and that  is  otherwise  satisfactory to the  Agent, in  it's  sole  discretion,  including,  without limitation,  Lockbox  Agreements  with  respect  to  the  Blocked Accounts,  duly executed by the
                  Borrowers and the applicable Clearing Bank;

         (xiii)   Initial Borrowing  Notice.  A letter,  conforming to the requirements of  Section  9.8,  from the
                  Borrower to the Agent requesting  the initial Revolving Credit Loan and specifying the method  of disbursement of the proceeds thereof.

         (xiv)    Schedules of Accounts  and  Inventory.   A  Schedule  of  Accounts and a  Schedule  of  Inventory
                  prepared as of the Effective Date or a recent prior date in accordance with  Sections  8.8(a) and
                  (c);

         (xv)     Environmental  Reports.   Copies  of  all  of  the most recent existing reports from  a qualified environmental engineering  firm  or  other qualified  consultant  acceptable  to the  Agent  with respect  to investigations and audits of all Real Estate;

         (xvi)    Ancillary  Documents.  Copies of each of the other Loan  Documents  duly executed by  the parties thereto,  together with evidence  satisfactory to the Agent of the due  authorization and binding effect of each such Loan Document on such party;

         (xvii)   Waivers and  Consents.  Waivers and Consents  duly  executed on  behalf  of (y) each  landlord or mortgagee,  as  the  case  may be,  of Real  Estate  and any other  real  property  on which  any
                  Collateral is located, and (z) each bailee (with respect to any warehouse,  processor,  converter or other storage facility) where any Collateral is located;

         (xviii)  Inventory Appraisal. An appraisal of all Inventory, including the Eligible Inventory, prepared at the Borrowers' cost  and  expense  by  appraisers  satisfactory  to  the  Agent,  establishing an appraisal value for such  Inventory that  indicates an  Appraised  OL Value of such  Inventory at levels satisfactory to the Agent;

         (xix)    Executive Credit Committee Approval.   The Agent's executive credit committee shall have approved the extension of the Revolving Credit Facility;

         (xx)     Subordination  and  Intercreditor  Agreements.  Any  and  all subordination and/or  intercreditor
                  Agreements, each in form and substance satisfactory to the Agent in its sole discretion,  as  the
                  Agent  shall  have  deemed  necessary or  appropriate  with  respect to any  Indebtedness  of the
                  Borrowers,  each duly executed by the lender, the Borrowers party thereto and the Agent;

         (xxi)    Mortgages.   Mortgages  covering  all of  the  Mortgaged  Properties  together  with:  (a)  title insurance policies,  current as-built surveys,  zoning letters and certificates of occupancy,  in each case reasonably  satisfactory  in form  and  substance to the Agent, in its sole discretion;
                  (b) evidence  that  counterparts of the  Mortgages have been recorded in all places to the extent necessary or desirable,  in the judgment of the Agent,  to create a valid and  enforceable  first priority lien (subject to Permitted  Liens) on each Mortgaged  Property in favor of the Agent for the  benefit  of itself and  Lenders  (or in favor of such other  trustee as may be  required  or desired  under  local  law);  and (c) an opinion of counsel in each state in which any  Mortgaged
                  Property  is  located in form and  substance  and from  counsel  reasonably  satisfactory  to the
                  Agent;

         (xxii)   Assignment of CARPA Proceeds.  An assignment of the proceeds  of the  CARPA in form and substance satisfactory to the Agent, duly executed by CIT, the Agent and the Parent;

         (xxiii)  Documentation  Regarding  Existing  Loan Agreement.  Assignment and Acceptance Agreements in form and  substance  satisfactory  to the Agent,  duly executed by the  Existing  Agent,  the Existing
                  Lenders, the Agent and the Borrowers, and documentation acceptable to the Agent between the Agent and the  Existing  Agent  evidencing  the  resignation  of the  Existing Agent as agent under the
                  Existing  Loan  Agreement  and the  substitution  of the Agent as agent under the  Existing  Loan
                  Agreement.

         (xxiv)   General.  Such other documents and instruments as the Agent or any Lender may reasonably request.

(c)      Notes.  Each Lender shall have received a Note duly executed and delivered by each  Borrower,  in the form attached hereto as Exhibit A, and complying with the terms of Sections 2.4.

(d)      Other  Security  Documents.  The Agent shall have received each other Security  Document,  all in form and substance  satisfactory  to the Agent,  together  with all share  certificates,  securities,  instruments, agreements and other  documents  required to be delivered  and/or relating  thereto,  duly executed by the
         Borrowers and such other parties thereto.

(e)      Excess  Availability.  The Agent  shall be provided  with  evidence  satisfactory  to it,  confirmed  by a certificate of a Financial  Officer of the Borrowers,  that as of the Effective Date,  after giving effect to the  initial  Advance  and the  issuance  of any  Letters  of  Credit  on the  Effective  Date,  Excess
         Availability is not less than  $12,000,000  and that each Borrower's  Indebtedness is being timely paid in a manner consistent with its usual business practices.

(f)      No  Injunctions,  Etc. No action,  proceeding,  investigation,  regulation or legislation  shall have been instituted,  threatened or proposed before any court,  governmental  agency or legislative body to enjoin, restrain,  or prohibit,  or to obtain  damages in respect of, or which is related to or arises out of this
         Agreement  or the  consummation  of  the  transactions  contemplated  hereby  or  which,  in  the  Agent's reasonable  discretion,  would make it  inadvisable to consummate the  transactions  contemplated  by this
         Agreement.

(g)      Material  Adverse  Change.  As of the Effective  Date, and except as disclosed in the unaudited  financial statements  described in Section  6.1(m),  there shall not have  occurred  any change which is  materially adverse, in the Agent's reasonable credit judgment, to the assets,  liabilities,  businesses,  operations, condition  (financial or otherwise)  or prospects of the Borrowers  from those  presented by the unaudited financial  statements  described in Section  6.1(m),  it being  understood  that any adverse change in the terms,  conditions,  assumptions  or  projections  supplied  by the  Borrowers  and on which Agent and the
         Lenders  based  their  decision  to  issue  their  commitment  to  lend to the  Borrowers  may,  in  their commercially  reasonable  discretion,  be  construed  by the Agent and the  Lenders as a material  adverse change.

(h)      Release of Security  Interests.  The Agent shall have received evidence  satisfactory to it of the release and  termination  of, or with respect to the Existing  Agent a commitment  to release and  terminate  upon payment in full of all amounts due under the  existing  credit  facility,  all Liens other than  Permitted
         Liens.

(i)      Due Diligence.  The Agent shall have completed,  with results  satisfactory to it in its sole  discretion, its legal, credit and business due diligence in respect of each Borrower.

SECTION 5.2       All Advances;  Letters of Credit.  At the time of making of each  Advance,  including the initial
Advance and all subsequent Advances and the issuance of each Letter of Credit:

(a)      all of the  representations  and warranties  made or deemed to be made under this Agreement  shall be true and correct at such time both with and  without  giving  effect to such  Advance and the Letters of Credit to be made at such time and the application of the proceeds thereof,

(b)      no event shall have  occurred  and be  continuing,  or would  result from the making of any Advance or the incurrence  of any Letter of Credit  Obligation,  as the case may be,  which  constitutes  a Default or an
         Event of Default;

(c)      each of the  conditions  set forth in  Section 5.1(a)  through (i) shall  continue to be  satisfied by the
         Borrowers as of such date.

(d)      the corporate  actions of each Borrower,  including  shareholder  approval if necessary,  to authorize the execution,  delivery and  performance  of this  Agreement,  the other Loan  Documents  and the  borrowings hereunder  shall remain in full force and effect and the  incumbency of officers shall be as stated in the certificates  of  incumbency  delivered  pursuant to Section  5.1(b)(ii) or as  subsequently  modified and reflected in a certificate of incumbency delivered to the Agent, and

(e)      each request and deemed request for any Advance or for the  incurrence of any Letter of Credit  Obligation hereunder  shall be deemed to be a  certification  by each Borrower to the Agent and the Lenders as to the matters  set forth in  Section  5.2(a)  and (d) and the  Agent  may,  without  waiving  either  condition, consider the  conditions  specified in Sections  5.2(a) and (d)  fulfilled  and a  representation  by such
         Borrower to such effect made,  if no written  notice to the contrary is received by the Agent prior to the making of the Advance then to be made.

ARTICLE VI.
                                    REPRESENTATIONS AND WARRANTIES OF BORROWERS

SECTION 6.1       Representations  and  Warranties.  Each Borrower  represents and warrants to the Agent and to the
Lenders as follows:

(a)      Organization;  Power;  Qualification;  FEIN.  Schedule 6.1(a) lists for each Borrower and its Subsidiaries as of the Agreement Date (i) the exact name of the entity as it appears in the official  filings  relating thereto,  the type of  entity,  and the  jurisdiction  in which  each  Borrower  and its  Subsidiaries  is incorporated,  registered or formed,  (ii) the jurisdictions in which they are qualified to do business as foreign  entities,  (ii) the organization or registration  number of each Borrower and its Subsidiaries as fixed by their  respective  jurisdictions  of  incorporation,  registration  or  formation  and  (iii) the federal employer  identification  number of such Borrower and its Subsidiaries.  Each Borrower and each of its  Subsidiaries  is duly  organized or formed,  validly  existing and in good standing under the laws of the  jurisdiction  of its  incorporation  or  formation,  has the  legal  power and  authority  to own its properties  and to carry on its business as now being and  hereafter  proposed to be conducted and is duly qualified  and  authorized  to do business in each  jurisdiction  in which  failure to be so qualified and authorized would have a Materially Adverse Effect.

(b)      Subsidiaries and Ownership of each Borrower.  Each Borrower's  Subsidiaries,  and its ownership  interests therein,  are set forth on Schedule  6.1(b).  Except as set forth on Schedule  6.1(b),  each Borrower owns
         100%  of all  such  Subsidiaries.  The  outstanding  stock  of each  corporate  Borrower  and  each of its corporate  Subsidiaries  has been duly and  validly  issued and is fully paid and  non-assessable  by each corporate  Borrower  and such  corporate  Subsidiary  and the number and owners of such  shares of capital stock of each  corporate  Borrower  are set forth on  Schedule  6.1(b).  Except  as set forth on  Schedule
         6.1(b),  there are no outstanding  rights to purchase,  options,  warrants or similar rights or agreements pursuant to which any Borrower may be required to issue,  sell,  repurchase  or redeem any of its stock or other  equity  securities  or any  stock  or other  equity  securities  of its  Subsidiaries.  Except  for
         Subsidiaries which are Borrowers,  no Subsidiary of any Borrower,  except as set forth in Schedule 6.1(b),
         (i) owns any assets or property  (A) having a value in excess of  $10,000,  or (B)  otherwise  material to the operation of the business of any  Borrower,  or (ii) engages in any  operations  which are material to the business of any Borrower.

(c)      Authorization  of Agreement,  Notes,  Loan Documents and Borrowing.  Each Borrower has the right and power and has taken all necessary  action to authorize the  execution,  delivery and  performance of each of the
         Loan  Documents  to  which it is a party in  accordance  with  their  respective  terms.  Each of the Loan
         Documents to which it is a party have been duly  executed and  delivered by the duly  authorized  officers of each Borrower,  and each is, or when executed and delivered in accordance  with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(d)      Compliance of Agreement,  Notes,  Loan  Documents and Borrowing with Laws,  Etc. The  execution,  delivery and  performance  of each of the Loan  Documents to which each Borrower is a party in accordance  with its respective  terms and the borrowings  hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

         (i)      require any Governmental Approval or violate any applicable law, regulation, judgment, injunction, order or decree relating to such Borrower or any of its Subsidiaries,

         (ii)     conflict  with,  result  in  a  breach  of  or  constitute  a  default  under (A) the articles or certificate of incorporation or formation, the by-laws, the limited liability  company  operating agreement, partnership  agreement  or other  similar  organizational  documents of such Borrower,
                  (B) any indenture, material agreement or other instrument to which such Borrower is a party or by which any of its property may be bound or (C) any Governmental Approval relating to such Borrower, or,

         (iii)    result  in  or require the  creation or  imposition  of any Lien upon or  with  respect  to  any property now owned or hereafter acquired by such Borrower other than the Security Interest.

(e)      Business.  Each Borrower is engaged principally in the business described on Schedule 6.1(e).

(f)      Compliance with Law; Governmental Approvals.

(i)      Except as set forth in Schedule 6.1(f), each Borrower

(A)      has all  material  Governmental  Approvals,  including  permits  relating  to  federal,  state  and  local
         Environmental Laws, ordinances and  regulations,  required  by any  Applicable  Law  for it to conduct its business, each of which is in full force and  effect,  is final and not subject to review on appeal and is not the  subject of any pending or, to the  knowledge  of such  Borrower, threatened attack by direct or collateral proceeding, and

(B)      is in compliance  with each material  Governmental  Approval  applicable to it and in compliance  with all other material  Applicable Laws relating  to  it,  including,  without  being  limited  to,  all  material
         Environmental Laws and all material occupational health and safety laws applicable to such Borrower or its properties,

except for instances of  noncompliance  which would not,  singly or in the  aggregate,  cause a Default or Event of
Default or have a Materially  Adverse  Effect on such  Borrower and its  Subsidiaries  as a whole and in respect of which reserves in respect of such Borrower's or its Subsidiary's  reasonably  anticipated  liability therefore have been established on the books of such Borrower or such Subsidiary, as applicable.

         (ii)     Without  limiting the  generality  of the above,  except  as  disclosed  on  a  report  delivered pursuant to Section  5.1(b)(xv) or with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on such Borrower:

(A)      the operations of such Borrower and each of its  Subsidiaries  complies in all material  respects with all applicable environmental, health and safety requirements of Applicable Law;

(B)      such  Borrower and each of its  Subsidiaries  has obtained all  environmental,  health and safety  permits necessary  for  its  operation  and  all  permits are in good standing and such Borrower and each  of  its
         Subsidiaries  is in  compliance in all material  respects  with all terms and  conditions of such permits;

(C)      neither such Borrower nor any of its  Subsidiaries  nor any of their  respective  present or past property or  operations  are subject to any order from or agreement  with any public  authority  or  private  party respecting (x) any  environmental,  health or safety  requirements  of  Applicable Law, (y)  any  Remedial
         Action, or (z) any liabilities and costs arising from the Release  or  threatened Release of a Contaminant into the  environment or otherwise  arising  from the  environmental, health or safety requirements of any
         Applicable Law;

(D)      none of the  operations  of such  Borrower  or of any of its  Subsidiaries  is subject to any  judicial or
         administrative  proceeding alleging a violation  of  any  environmental,   health or safety requirement of
         Applicable Law;

(E)      none of the present nor past  operations  of such  Borrower or any of its  Subsidiaries  is the subject of any investigation by any public authority  evaluating  whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment;

(F)      neither  such  Borrower  nor any of its  Subsidiaries  has  filed any  notice  under  any  requirement  of
         Applicable Law  indicating past or present  treatment,  storage or disposal of a hazardous  waste, as that term is defined under 40 CFR Part 261 or any state equivalent;

(G)      neither  such  Borrower  nor any of its  Subsidiaries  has  filed any  notice  under  any  requirement  of
         Applicable Law reporting a Release of a Contaminant into the environment;

(H)      except in compliance with applicable  Environmental  Laws,  during the course of such Borrower's or any of its Subsidiaries' ownership  of or operations on the  Real  Estate  there  have  been  no  (1) generation, treatment,  recycling,  storage  or  disposal  of  hazardous  waste,  as that term is defined under 40 CFR
         Part 261 or any state  equivalent,  (2) use of underground  storage tanks or surface impoundments, (3) use of  asbestos-containing  materials,  or (4) use of polychlorinated biphenyls (PCB) used in hydraulic oils, electrical  transformers or other equipment on the Real Estate;

(I)      neither such Borrower nor any of its  Subsidiaries  has entered into any  negotiations  or agreements with any Person  (including,  without  limitation,  any prior owner of any of the Real Estate or other property of such  Borrower  or any of  its  Subsidiaries)  relating  to  any  Remedial  Action  or environmentally-
         related claim;

(J)      neither such Borrower nor any of its  Subsidiaries  has received any notice or claim to the effect that it is or may be  liable  to any  Person  as a result  of the  Release or  threatened Release of a Contaminant into the environment;

(K)      neither such Borrower nor any of its  Subsidiaries  has any  contingent  liability in connection  with any
         Release or threatened Release of any Contaminant into the environment;

(L)      no  Environmental  Lien has attached to any of the owned Real Estate or other property of such Borrower or of any of its Subsidiaries,  or, to the knowledge of any Borrower or any Subsidiary  thereof,  any of  the leased Real Estate;

(M)      the  presence  and  condition of all  asbestos-containing  material  which is on or part of the owned Real
         Estate or, to the knowledge of any Borrower or any Subsidiary  thereof,  on or part of  any of  the leased
         Real Estate  (excluding any raw materials used in the  manufacture of products or products  themselves) do not violate any currently applicable requirement of Applicable Law;

(N)      neither such Borrower nor any of its  Subsidiaries  manufactures,  distributes  or sells,  and has not, in
         the  past  twenty  (20)  years,  manufactured,   distributed  or  sold,  products  which contain asbestos-
         containing material; and

(O)      such  Borrower  hereby  acknowledges  and  agrees  that Agent

         (i)      is not now, and has not ever been, in control of any of the Real Estate or any of such Borrower's affairs,  and

         (ii)     does not have the capacity through the provisions of the Loan Documents or otherwise to influence such  Borrower's conduct  with respect  to  the  ownership,  operation or management  of  any  of its  Real  Estate or compliance with Environmental Laws or Environmental Permits.

         (iii)    Schedule 6.1(f)  sets  forth  each  notice  received by any Borrower or Subsidiary of a  material violation of any Environmental Laws and occupational  health and  safety laws  applicable to such
                  Borrower,  any of its respective Subsidiaries or any of their respective properties.

(g)      Real Estate;  Leases.  Schedule  6.1(g) sets forth,  as of the Agreement Date, a correct and complete list of all Real Estate owned by the Borrowers,  all leases and subleases of real or personal  property held by the  Borrowers as lessee or sublessee,  and all leases and subleases of real or personal  property held by the Borrowers as lessor,  or sublessor,  in each case, as to which the interests of the relevant  Borrower has a book  value  or  estimated  fair  market  value in  excess  of  $100,000.  Each of such  leases  and subleases is valid and  enforceable in accordance  with its terms and is in full force and effect,  and no material  default by any  Borrower  to any such lease or  sublease  exists.  The  Borrowers  have good and marketable  title  in fee  simple  to the  Real  Estate  identified  on  Schedule  6.1(g)  as owned by the
         Borrowers,  or valid  leasehold  interests  in all Real  Estate  designated  therein  as  "leased"  by the
         Borrowers  and the  Borrowers  have  good,  indefeasible,  and  merchantable  title to all of their  other property  reflected  on the  Financial  Statements  delivered  to the  Agent  and the  Lenders,  except as disposed  of in the  ordinary  course  of  business  since  the date  thereof,  free of all  Liens  except
         Permitted Liens.

(h)      Liens.  Except as set forth in Schedule  6.1(h),  none of the  properties and assets owned by any Borrower or any  Subsidiary,  including,  without  limitation,  the  Collateral,  is  subject  to any Lien,  except
         Permitted Liens. Other than the Financing  Statements,  no financing  statement under the UCC of any state which names any Borrower or any  Subsidiary as debtor and which has not been  terminated has been filed in any state or other  jurisdiction,  and no Borrower or any of their respective  Subsidiaries has signed any such financing  statement or any security  agreement  authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed in Schedule 6.1(h).

(i)      Indebtedness  and  Guaranties.  Set forth on Schedule  6.1(i) is a complete and correct  listing of all of each Borrower's and each of its  Subsidiaries'  (i)  Indebtedness  for Money Borrowed and (ii) Guaranties.
         Each Borrower and each of its  Subsidiaries  has performed and is in compliance  with all of the terms and provisions of such  Indebtedness  and Guaranties and all instruments and agreements  relating  thereto and no default or event of default or event or condition  which,  with notice or lapse of time or both,  would constitute such a default or event of default,  exists with respect to such  Indebtedness or Guaranties or related instruments or agreements.

(j)      Litigation.  Except as set forth on Schedule 6.1(j),  there are no actions,  suits or proceedings  pending
         (nor, to the knowledge of any Borrower,  are there any actions,  suits or proceedings  threatened,  nor is there any basis therefor)  against or in any other way relating  adversely to or affecting any Borrower or any Subsidiary or any of their  respective  properties,  or which challenge any Borrower's  right or power to enter into or perform any of its  obligations  under the Loan Documents to which it is a party,  or the validity or  enforceability  of any Loan Document or any action taken  thereunder,  in any court or before any  arbitrator  of any  kind  or  before  or by any  governmental  body,  which,  individually  or in the aggregate,  could  reasonably  be  expected  to have a Material  Adverse  Effect on any  Borrower  and its
         Subsidiaries, as a whole.

(k)      Tax Returns and Payments.  Except as set forth on Schedule  6.1(k),  all United States federal,  state and local as well as foreign  national,  provincial  and local and other tax returns of each Borrower and each of its  Subsidiaries  required by Applicable  Law to be filed have been duly filed,  and all United States federal,  state and local and foreign  national,  provincial  and local and other taxes,  assessments  and other  governmental  charges or levies upon such Borrower and each of its Subsidiaries and such Borrower's and any of its  Subsidiaries'  property,  income,  profits and assets  which are due and payable have been paid,  except  any  such  nonpayment  which is at the time  permitted  under  Section  9.6.  The  charges, accruals and  reserves on the books of each  Borrower  and each of its  Subsidiaries  in respect of United
         States  federal,  state and local and foreign  national,  provincial  and local taxes for all fiscal years and  portions  thereof  since the  organization  of such  Borrower  are in the  judgment of such  Borrower adequate,  and such Borrower knows of no reason to anticipate any additional  assessments  for any of such years  which,  singly or in the  aggregate,  could  reasonably  be expected to have a  Materially  Adverse
         Effect on such  Borrower.  Proper and  accurate  amounts  have been  withheld  by each  Borrower  from its respective  employees for all periods in full compliance  with all applicable  federal,  state,  local and foreign  law and such  withholdings  have been  timely paid to the  respective  Governmental  Authorities.
         Schedule  6.1(k) sets forth as of the  Effective  Date those taxable  years for which any  Borrower's  tax returns are currently  being  audited by the IRS or any other  applicable  Governmental  Authority and any
         assessments  or  threatened   assessments  in  connection   with  such  audit,   or  otherwise   currently
         outstanding.  Except as described on Schedule  6.1(k),  as of the Effective Date, no Borrower has executed or filed with the IRS or any other Governmental  Authority any agreement or other document  extending,  or having the effect of  extending,  the  period for  assessment  or  collection  of any  Charges.  Except as disclosed in Schedule  6.1(k)  hereto,  no Borrower or any of its respective  predecessors  are liable for any Charges:  (a) under any agreement  (including  any tax sharing  agreements)  or (b) to any  Borrower's knowledge,  as a transferee.  As of the Effective  Date, no Borrower has agreed or been  requested to make any adjustment under Code Section 481(a), by reason of a change in accounting  method or otherwise,  which would have a Materially Adverse Effect.

(l)      Burdensome  Provisions.  No Borrower or any of its  respective  Subsidiaries  is a party to any indenture, agreement,  lease or other instrument,  or subject to any charter or corporate  restriction,  Governmental
         Approval or  Applicable  Law  compliance  with the terms of which could  reasonably  be expected to have a
         Materially Adverse Effect on any Borrower and its Subsidiaries, taken as a whole.

(m)      Financial Statements.

         (i)      The Borrowers have furnished to the Agent and the Lenders a copy of (A)  Borrowers'  Consolidated
                  Balance Sheet  and  Consolidating  Balance  Sheet  as at September 27, 2003 (and for any Borrower
                  which is a public  company,  such  Borrower's Form 10-K containing such balance sheets),  and the related statements of income, cash flow and retained earnings for the Fiscal Year then ended, and
                  (B) its unaudited  balance sheet as at May 1, 2004, and the related unaudited statement of income for the seven (7) Fiscal Months then ended.  Such  financial  statements are complete and correct and present fairly and in all material  respects in accordance with GAAP, the financial  position of the  Borrowers,  as at the dates  thereof  and the  results  of  operations  thereof,  for the periods then ended on a  consolidated  and  consolidating  basis  (except with respect to interim financial  statements,  for the omission of footnotes and normal  year-end  adjustments).  Except
                  as  disclosed  or  reflected  in  such  financial  statements,   no  Borrower  has  any  material
                  liabilities,  contingent  or  otherwise,  and there were no material  unrealized  or  anticipated losses of such  Borrower  required to be accrued,  reserved  for, or disclosed  in the  foregoing financial statements.

         (ii)     The Borrowers have furnished to the Agent and the Lenders copies of the projections,  dated April
                  20, 2004, for the  period through  and  including  September,   2005  (the   "Projections").  The
                  Projections  have been prepared by the Borrowers in light of the past  operations of the business of the  Borrowers and their  Subsidiaries  and were, at the time  furnished,  (i) believed  to be reasonable,  and  (ii) prepared  on a  reasonable  and good  faith  basis  based  on  assumptions believed  to be  reasonable,  using the best  information  then  available,  concerning  the most probable course of the business of the Borrowers and their Subsidiaries.

(n)      Adverse  Change.  Since the date of the  financial  statements  described in clause (i) of Section  6.1(m)
         and other than as  disclosed in the  unaudited  financial  statements  described in clause (ii) of Section
         6.1(m), (i) no change in the business, assets,  liabilities,  condition (financial or otherwise),  results of operations  or business  prospects of any Borrower has occurred that has had, or may have, a Materially
         Adverse  Effect,  and (ii) no event  has  occurred  or  failed to occur  which  has had,  or may  have,  a
         Materially Adverse Effect.

(o)      Benefit  Plans;  ERISA.  No Borrower or any Related  Company  maintains or contributes to any Benefit Plan other than those listed on Schedule  6.1(o).  Each Benefit Plan is in  substantial  compliance  with ERISA to the extent that ERISA is  applicable,  and no Borrower or any Related  Company has  received any notice asserting  that a Benefit Plan is not in compliance  with ERISA.  No material  liability to the PBGC or to a  Multiemployer  Plan has been,  or is expected by any Borrower to be,  incurred by such  Borrower or any
         Related  Company.  Copies of all such listed Benefit  Plans,  together with a copy of the latest form 5500
         (if any) for each such Benefit  Plan,  have been  delivered to Agent.  No Borrower or any Related  Company has failed to make any  contribution  or pay any amount due as required by either  Section 412 of the Code or Section 302 of ERISA or the terms of any such  Benefit  Plan.  No  Borrower or any Related  Company has
         engaged in a  prohibited  transaction,  as defined in Section  4975 of the Code,  in  connection  with any
         Benefit Plan,  which would subject such Borrower to a material tax on prohibited  transactions  imposed by
         Section 4975 of the Code.  Except as set forth in Schedule  6.1(o):  (i) no Title IV Plan has any Unfunded
         Vested Accrued  Benefits;  (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably  expected to occur;  (iii) there are no pending,  or to the knowledge of any Borrower,  threatened  claims (other than claims for benefits in the normal  course), sanctions,  actions  or  lawsuits,  asserted  or  instituted  against  any  Benefit  Plan or any Person as fiduciary  or sponsor of any  Benefit  Plan;  (iv) no Borrower  or any  Related  Company  has  incurred or reasonably  expects  to incur any  liability  as a result  of a  complete  or  partial  withdrawal  from a
         Multiemployer  Plan;  (v)  within  the last  five  years no Title IV Plan  with  Unfunded  Vested  Accrued
         Benefits  has  been  transferred  outside  of the  "controlled  group"  (within  the  meaning  of  Section
         4001(a)(14) of ERISA) of such Borrower or any Related  Company;  and (vi) no liability  under any Title IV
         Plan has been  satisfied  with the purchase of a contract from an insurance  company that is not rated AAA by the Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency.

(p)      Absence  of  Defaults.  No  Borrower  or any of its  Subsidiaries  is in  default  under its  articles  or certificate of incorporation or under its by-laws or other equivalent  organic  documents and no event has occurred,  which has not been  remedied,  cured or  waived,  which  constitutes  a Default  or an Event of
         Default,  or which  constitutes,  or which  with the  passage  of time or giving  of notice or both  would constitute,  a default or event of default by any Borrower or any of its  Subsidiaries  under any material agreement  (other than this  Agreement)  or judgment,  decree or order to which any Borrower or any of its
         Subsidiaries  is a party or by which any Borrower,  any of its  Subsidiaries  or any  Borrower's or any of
         its  Subsidiaries'  properties may be bound or which would require any Borrower or any of its Subsidiaries to make any payment under any of the foregoing prior to the scheduled maturity date therefor.

(q)      Accuracy and  Completeness  of Information.  All Schedules  hereto and all material  written  information, reports and other papers and data  produced by or on behalf of each  Borrower  and  furnished to the Agent or any  Lender  were,  at the time the same  were so  furnished,  complete  and  correct  in all  material respects,  to the extent  necessary  to give the  recipient a true and  accurate  knowledge of the subject matter.  None of the  representations  and warranties made by any Borrower in any of the Loan Documents as of the date such  representations  and  warranties  are made or deemed made and no document  furnished  or written  statement  made to the Agent or any Lender by any Borrower in  connection  with the  negotiation, preparation  or execution  of this  Agreement  or any of the Loan  Documents  contains or will contain any untrue  statement  of a fact  material to the  creditworthiness  of any  Borrower or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

(r)      Reserved.

(s)      Inventory.  All Inventory  included in any Inventory  Borrowing  Base  Certificate  delivered to the Agent pursuant to Section  8.8(d)  meets the  criteria  enumerated  in the  definitions  of Eligible  Inventory, except as disclosed in such Inventory  Borrowing Base Certificate or in a subsequent  Inventory  Borrowing
         Base Certificate or as otherwise  specifically  disclosed in writing to the Agent. All Eligible  Inventory is in good condition,  meets all standards  imposed by any  governmental  agency or department or division thereof having  regulatory  authority over such goods,  their use or sale, and is currently  either usable or saleable in the normal course of a Borrower's  business,  except to the extent reserved  against in the financial  statements  delivered  pursuant to Section  6.1(m) and Article 10 or as disclosed on a Schedule of Inventory  delivered to the Agent  pursuant to Section  8.8(c).  The Agent may rely on all  statements, warranties or  representations  made in any Schedule of Inventory in determining  which items of Inventory listed in such  Schedule  are to be deemed  Eligible  Inventory.  Set forth on Schedule  6.1(s) is the (i)
         address  (including street,  city, county and state) of each facility at which Inventory is located,  (ii)
         the  approximate  Cost value of the  Inventory  located at each such  facility,  (iii) if the  facility is leased or is a third party warehouse or processor  location,  the name of the landlord or such third party warehouseman or processor,  and (iv) if the Inventory is consigned,  all outstanding  consignment and memo contract  agreements  to which such  Borrower is a party.  All  Inventory  is located on the  premises set forth on Schedule  6.1(s) or is in transit to one of such  locations,  except as  otherwise  disclosed  in writing  to the Agent;  no  Borrower  has  located  Inventory  at  premises  other than those set forth on
         Schedule 6.1(s)  at any time  during  the  four  months  immediately  preceding  the  Agreement  Date.  No
         Inventory is subject to any Liens other than Permitted Liens.

(t)      Accounts.

         (i)      Each Account reflected in the computations  included in  any Accounts  Borrowing Base Certificate meets the criteria  enumerated  in the  definition of  "Eligible  Accounts,"  except as disclosed
                  in such Accounts   Borrowing Base Certificate  or as disclosed in a timely manner in a subsequent
                  Accounts Borrowing Base Certificate or otherwise in writing to the Administrative Agent.

         (ii)     No Borrower  has any  knowledge  of  any fact or circumstance  not  disclosed  to the Agent in an
                  Accounts Borrowing  Base Certificate or otherwise in  writing which  would  impair  the  validity or collectibility of any otherwise Eligible Account of $50,000 or more.

(u)      Chief Executive  Office.  The chief executive  office and principal place of business of each Borrower and the books and records  relating to the  Collateral  are located at the address or  addresses  set forth on
         Schedule  6.1(u).  Except as set forth on Schedule  6.1(u) no Borrower has maintained its chief  executive office or books and records  relating to the  Collateral  at any other address at any time during the five years immediately preceding the Agreement Date.

(v)      Transfer  Pricing  Between  Affiliates.  Each Borrower is in compliance  with and utilizes the arms-length standard for course of dealing  transactions  applicable to Affiliates as  contemplated  in Section 482 of the Code, as amended and the  regulations  promulgated  thereunder,  such that no material amount of taxes are due and owing and unpaid as a result of any such transaction or series of transactions.

(w)      Corporate and Fictitious  Names.  Except as otherwise  disclosed on Schedule 6.1(w),  during the five-year period  preceding the Agreement  Date,  no Borrower or any  predecessor  thereof has been known as or used any corporate or fictitious name other than the corporate name of each Borrower on the Effective Date.

(x)      Use of Proceeds;  Federal Reserve  Regulations.  The proceeds of the Revolving Credit Loans are to be used solely to repay in full all of the  obligations  of the  Borrowers  to the Existing  Lenders,  for working capital,  capital  expenditures,  and  other  lawful  corporate  purposes.  No  Borrower  or  any  of  its
         Subsidiaries is engaged and none will engage,  principally or as one of its important  activities,  in the business of extending  credit for the purpose of  "purchasing"  or "carrying"  any "margin stock" (as each of the quoted terms is defined or used in  Regulation  U of the Board of Governors of the Federal  Reserve
         System).  No Borrower  owns any Margin Stock and no part of the  proceeds of any of the  Advances  will be used for so  purchasing or carrying  margin stock or, in any event,  for any purpose  which  violates,  or which would be  inconsistent  with, the provisions of Regulation T, U or X of such Board of Governors.  If requested  by the  Agent or any  Lender,  each  Borrower  will  furnish  to the  Agent  and the  Lenders a statement  or  statements  in  conformity  with  the  requirements  of  said  Regulation  T, U or X to the foregoing effect.

(y)      Government  Regulation.  No  Borrower  is  an  "investment  company"  or  a  company  "controlled"  by  an
         "investment  company"  (as each of the quoted  terms is defined or used in the  Investment  Company Act of
         1940, as amended).  No Borrower is subject to regulation  under the Public Utility  Holding Company Act of
         1935,  the Federal Power Act, or any other  federal or state statute that  restricts or limits its ability
         to  incur  Indebtedness  or  to  perform  its  obligations   hereunder.   Assuming  the  accuracy  of  the
         representations  set forth in Section 13.3 hereunder,  the making of Advances and the incurrence of Letter
         of  Credit  Obligations,   the  application  of  the  proceeds  thereof  and  repayment  thereof  and  the consummation of the related  transactions  will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

(z)      Employee  Relations.  Each  Borrower  and  each  of its  Subsidiaries  has  adequate  relations  with  its employees  and is not,  except  as set  forth  on  Schedule  6.1(z),  party to any  collective  bargaining agreement nor has any labor union been  recognized as the  representative  of any Borrower's or any of its
         Subsidiaries'  employees,  and no Borrower is aware of any pending,  threatened or  contemplated  strikes, work stoppage or other  material  labor disputes  involving  such  Borrower's or any of its  Subsidiaries'
         employees.

(aa)     Intellectual  Property.  Schedule  6.1(aa)  sets forth a correct  and  complete  list of all  Intellectual
         Property  owned by each  Borrower  or which any  Borrower  has the  right to use.  Each  Borrower  owns or possesses all Intellectual  Property  required to conduct its business as now and presently  planned to be conducted.  None  of  the  Intellectual  Property  is  subject  to  any  licensing  agreement  or  similar arrangement  except as set forth on Schedule  6.1(aa) or as entered  into in the sale or  distribution  of the applicable  Borrower's  Inventory in the ordinary  course of business.  To the best of each Borrower's knowledge,  none of the Intellectual  Property infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Intellectual Property.

(bb)     Trade  Names.  All trade  names under which any  Borrower  sells  Inventory,  creates  Accounts,  to which instruments  in  payment  of  Accounts  are made  payable,  or under  which it owns or  leases  the  other
         Collateral  (collectively,  "Trade  Names")  are listed on  Schedule  6.1(bb).  The Trade Names are merely trade names or divisions of a Borrower.  All  Inventory  and other  Collateral  held under the Trade Names is owned solely and  exclusively by a Borrower,  and no other Person has any Lien or other interest in any of the  Inventory or other  Collateral,  including,  without  limitation,  any sales or proceeds  thereof, whether  such sales of  Inventory  are made in the name of a  Borrower  or in the name of any of the Trade
         Names.

(cc)     Brokers.  Except as disclosed on Schedule 6.1 (cc),  no broker or finder  acting on behalf of any Borrower brought  about the  obtaining,  making  or  closing  of the  Revolving  Credit  Facility  or any  Advances
         hereunder  or the related  transactions,  and no Borrower has any  obligation  to any Person in respect of any finder's or brokerage fees in connection herewith.

(dd)     Insurance.  Schedule 6.1(dd) lists all insurance  policies of any nature  maintained,  as of the Effective
         Date, for current  occurrences  by each Borrower,  as well as a summary of the material terms of each such policy.

(ee)     Deposit and Disbursement  Accounts.  Schedule 6.1(ee) lists all banks and other financial  institutions at which any Borrower  maintains  deposits  and/or other  accounts as of the  Effective  Date,  including any
         Disbursement  Accounts,  and such Schedule correctly  identifies the name, address and telephone number of each depository,  the name in which the account is held, a description of the purpose of the account,  and the complete account number.

(ff)     Government  Contracts.  Except as set forth in Schedule 6.1(ff),  as of the Effective Date, no Borrower is
         a party to any  contract or agreement  with the federal  government  or any state or municipal  government and the Accounts are not subject to the Federal  Assignment  of Claims Act, as amended (31 U.S.C.  Section
         3727) or any similar state or local law.

(gg)     Trade  Relations.  Except as set forth in Schedule  6.1(gg),  there exists no actual or, to the  knowledge of any Borrower,  threatened  termination or  cancellation  of, or any material  adverse  modification  or change in the business relationship of any Borrower with any supplier material to its operations.

(hh)     Agreements and Other Documents.

         (i)      As of the Effective Date, each Borrower has made available to the Agent or its counsel, on behalf of Lenders,  for their review,  accurate and complete  copies  (or  summaries)  of  all  Material
                  Contracts, each of which are listed on Schedule 6.1(hh);

         (ii)     Each  Borrower that is a party to any Material  Contract has  performed and is in compliance with all of the  terms  of  such  Material Contract, and no default or event of default, or  event  or condition which with the giving of notice,  the lapse of time, or both,  would constitute such a default or event of default, exists with respect to any such Material Contract.

         (iii)    as  of  the  Effective  Date,  each  Borrower has made  available to the Agent or its counsel, on behalf  of  Lenders,  accurate  and  complete  copies  of (A)  licenses  and permits held by such
                  Borrower,   the  absence  of  which  could  be reasonably likely  to  have a  Materially  Adverse
                  Effect;  (B) instruments  or documents  evidencing Indebtedness of such Borrower and any security interest granted  by  such  Borrower with respect  thereto;  and (C)  instruments  and agreements evidencing  the  issuance  of  any  equity  securities,  warrants,  rights or options to purchase equity securities of such Borrower (except with respect to GFC).

(ii)     Full  Disclosure.  None of the  representations  or  warranties  made  by any  Borrower  in the  any  Loan
         Documents as of the date such  representations  and  warranties  are made or deemed made,  and none of the statements  contained in any exhibit,  report,  statement or certificate  furnished by or on behalf of any
         Borrower in connection with the Loan Documents  (including the materials  delivered by or on behalf of the
         Borrowers to the Lenders prior to the Closing Date),  contains any untrue  statement of a material fact or omits any material fact required to be stated  therein or necessary to make the  statements  made therein, in light of the  circumstances  under  which  they are made,  not  misleading  as of the time when made or delivered.

(jj)     Survival of  Representation  and  Warranties,  Etc. All  representations  and warranties set forth in this
         Article 6 and all statements  contained in any certificate,  financial  statement,  or other agreements or documents,  delivered by or on behalf of any Borrower  pursuant to or in connection with this Agreement or any of the Loan  Documents  (and any such  representation,  warranty or statement made in or in connection with any amendment  thereto) shall  constitute  representations  and warranties made under this Agreement.
         All  representations  and warranties  made under this Agreement  shall be made or deemed to be made at and as of the  Agreement  Date,  at and as of the  Effective  Date and at and as of the date of each  Advance, except that  representations  and warranties  which,  by their terms are applicable  only to one such date shall be  deemed  to be made only at and as of such  date.  All  representations  and  warranties  made or deemed to be made under this  Agreement  shall  survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

ARTICLE VII.
                                                 SECURITY INTEREST

SECTION 7.1       Security Interest.

(a)      To secure the payment,  observance  and  performance  of the Secured  Obligations,  each  Borrower  hereby mortgages,  pledges and assigns all of the  Collateral of such  Borrower to the Agent,  for the benefit of itself as Agent,  the Lenders and Fleet  National  Bank as issuer of the Existing  Letters of Credit,  and grants to the Agent,  for the benefit of itself as Agent and the  Lenders,  a  continuing  first  priority security interest in, and a continuing Lien upon, the Collateral.

(b)      As additional  security for all of the Secured  Obligations,  each Borrower  grants to the Agent,  for the benefit of itself and the Lenders,  a security  interest in, and assigns to the Agent,  for the benefit of itself as Agent and the Lenders,  all of each and every  Borrower's  right,  title and interest in and to, any  deposits  or other  sums at any time  credited  by or due from each  Lender and each  Affiliate  of a
         Lender to a Borrower,  or credited by or due from any  participant  of any Lender to a Borrower,  with the same rights  therein as if the  deposits  or other sums were  credited  by or due from such  Lender.  Each
         Borrower hereby  authorizes  each Lender and each Affiliate of such Lender and each  participant to pay or deliver  to the Agent,  for the  account of the  Lenders,  without  any  necessity  on the  Agent's or any
         Lender's part to resort to other security or sources of reimbursement for the Secured Obligations,  at any time  during the  continuation  of any Event of  Default or in the event that the Agent,  on behalf of the
         Lenders,  should make demand for payment  hereunder  and without  further  notice to such  Borrower  (such notice  being  expressly  waived),  any of the  aforesaid  deposits  (general or special,  time or demand, provisional or final) or other sums for  application to any Secured  Obligation,  irrespective  of whether any demand has been made or whether such  Secured  Obligation  is mature,  and the rights given the Agent, the Lenders,  their Affiliates and  participants  hereunder are cumulative with such Person's other rights and  remedies,  including  other rights of set-off.  The Agent will  promptly  notify the Borrowers of its receipt  of any such funds for  application  to the  Secured  Obligations,  but  failure to do so will not affect  the  validity  or  enforceability  thereof.  The  Agent may give  notice  of the above  grant of a security interest in and assignment of the aforesaid deposits and other sums, and  authorization,  to, and make any suitable  arrangements  with, any Lender,  any such  Affiliate of any Lender or  participant  for effectuation  thereof,  and each Borrower hereby irrevocably  appoint Agent as its attorney to collect any and all such  deposits  or other  sums to the  extent  any such  payment  is not made to the  Agent or any
         Lender by such Lender, Affiliate or participant.

SECTION 7.2       Continued Priority of Security Interest.

(a)      The Security  Interest  granted by each Borrower  shall at all times be valid,  perfected and  enforceable against such Borrower and all third parties in accordance  with the terms of this  Agreement,  as security for the Secured  Obligations,  and the  Collateral  shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

(b)      Each  Borrower  shall,  at its cost and expense,  take all action that may be necessary or  desirable,  or that  the  Agent  may  reasonably  request,  so as at all  times to  maintain  the  validity,  perfection, enforceability  and rank of the Security  Interest in the Collateral in conformity  with the  requirements of Section  7.2(a),  to enable the Agent and the Lenders to exercise or enforce  their  rights  hereunder, and to obtain the full benefits of this Agreement including, but not limited to:

         (i)      paying all  taxes,  assessments  and other  claims  lawfully  levied or assessed  on any  of  the
                  Collateral,  except  to  the  extent  that  such taxes,  assessments  and other claims constitute
                  Permitted Liens, or are  being  contested  in good  faith in  appropriate  proceedings  and  have been  adequately reserved for in such Borrower's financial statements,

         (ii)     using all reasonable efforts to obtain the Waivers and Consents  and  any  other  Lien  releases, subordinations  or waivers,  including,  without  limitation,  any mechanic's  lien releases,  if required pursuant to the terms hereof,

         (iii)    delivering  to  the  Agent,  for  the  benefit of the Lenders,  endorsed or accompanied  by  such instruments of assignment  as the Agent may specify,  and stamping or marking,  in such manner as the Agent  may  specify,  any  and  all Chattel Paper,  Instruments,  Supporting  Obligations and
                  Documents evidencing or forming a part of the Collateral,

         (iv)     executing   and   delivering  financing  statements,  pledges,  Control Agreements, designations, hypothecations,  notices and  assignments in each case in form and substance  satisfactory to the
                  Agent  relating  to the  creation,  validity,  perfection,  maintenance  or  continuation  of the
                  Security Interest under the UCC or other Applicable Law; and

         (v)      using its best efforts to secure all  consents and  approvals  necessary or  appropriate  for the assignment to or for the benefit of Agent of any License or Contract held by such Borrower

(c)      Each  Borrower  shall  mark its books and  records as  directed  by the Agent and as may be  necessary  or appropriate  to  evidence,  protect and  perfect  the  Security  Interest  and shall  cause its  financial statements to reflect the Security Interest.

(d)      The Borrowers hereby  collectively  authorize the Agent to, at any time and from time to time, pursuant to the  provisions  of this  Agreement  and the other Loan  Documents,  file in any filing  office  financing statements,  continuation  statements and  amendments  thereto that (i) identify the Collateral (A) as all assets of the Borrowers or words of similar effect,  regardless of whether any particular  asset comprised in the  Collateral  falls within the scope of the UCC, or (B) as being of an equal or lesser scope or with greater  detail,  and (ii)  contain any other  information  required by part 5 of Article 9 of the Code of the State of North  Carolina  or other  applicable  jurisdiction  for the  sufficiency  or  filing  office acceptance  of  any  financing  statement  or  amendment,  including  (A)  whether  such  Borrower  is  an organization,  the  type of  organization  and  any  organization  identification  number  issued  to such
         Borrower,  and  (B) in the  case  of a  financing  statement  filed  as a  fixture  filing  or  indicating
         Collateral as  as-extracted  collateral or timber to be cut, a sufficient  description of real property to which  the  Collateral  relates.  Each  Borrower  agrees  to  furnish  any such  information  to the Agent promptly  upon  request.  Each  Borrower  also agrees  that any such  financing  statements,  continuation statements or amendments  may be signed by Agent on behalf of the Borrower,  as provided in this Agreement and the  other  Loan  Documents,  and  ratifies  its  authorization  for the  Agent  to have  filed in any jurisdiction,  any like initial  financing  statements  or  amendments  thereto if filed prior to the date hereof.

(e)      Borrowers  shall at any time and from time to time,  take such  steps as Agent  requests  for Agent (i) to obtain  a  Waiver  and  Consent,  in form  and  substance  satisfactory  to  Agent,  from  any  bailee  or warehouseman  having  possession  of any of the  Collateral  that the  bailee or  warehouseman  holds such
         Collateral  for  Agent,  (ii)  to  obtain  "control"  of  any  Investment   Property,   Deposit  Accounts,
         Letter-of-Credit  Rights,  electronic  Chattel Paper, or  transferable  records (as such terms are defined under the UCC and as  "transferable  records"  is defined in the  Uniform  Electronic  Transactions  Act), pursuant to a Control  Agreement or such other  agreements  establishing  control,  in form and  substance satisfactory  to Agent,  (iii) to enter into a tri-party  agreement  with the issuer  and/or  confirmation bank with respect to any Letter-of  Credit Rights that such Borrower has acquired,  and thereby  directing all payments  under such  Letter-of  Credit  Rights to the  Collection  Account,  (iv) to promptly  notify
         Agent,  in a writing signed by Borrower,  of any commercial tort claim (as defined under the UCC) acquired by it and unless otherwise  consented by Agent, to enter into a supplement to this Agreement,  granting to
         Agent a Lien in such  commercial tort claim and in the proceeds  thereof,  and (v) otherwise to ensure the continued  perfection  and  priority  of Agent's  security  interest in any of the  Collateral  and of the preservation of its rights therein.

(f)      Nothing  contained  in this  Section  7.3 shall be  construed  to narrow  the  scope of  Agent's  security interest in any of the  Collateral or the perfection or priority  thereof or to impair or otherwise  limit any of the rights,  powers,  privileges or remedies of Agent or any other Lender  hereunder except as (and then only to the extent) mandated by the UCC.

ARTICLE VIII.
                                               COLLATERAL COVENANTS

                  Until the Revolving  Credit  Facility has been  terminated and all the Secured  Obligations  have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in Section 15.9:

SECTION 8.1       Collections; Payments.

(a)      Blocked Accounts/Lockboxes.

         (i)      Borrowers  shall  establish  and maintain, at their sole cost and expense, lockboxes and  related blocked accounts  (each, a "Blocked  Account")  with respect to those  Deposit  Accounts  of  the
                  Borrowers as Agent shall request and with such  banks as  are  reasonably  acceptable  to  Agent.
                  Borrowers  shall direct their Account  Debtors to directly remit for deposit therein all payments on Accounts and all payments  constituting proceeds of Inventory and other Collateral in the form in which such payments are made, whether by cash, check,  credit card sales drafts,  credit  card sales,  charge slips  or  any other manner whatsoever  (collectively,  "Receipts").  All Receipts shall be held in trust for the Agent as the property of the Agent, for the ratable benefit of the
                  Lenders.

         (ii)     Each Lockbox Agreement shall  be  in a form reasonably acceptable to the Agent and  shall provide for, among  other  things,  (A)  that the Receipts and any and all other funds on  deposit in the
                  Blocked Account  subject to such Lockbox Agreement  are the  collateral  of Agent and are held by such Clearing  Bank as agent or  bailee-in-possession for Agent, on behalf of itself and Lenders,
                  (B) that such bank has no lien upon, or right to setoff  against,  the Blocked Account subject to such Lockbox  Agreement,  the Receipts,  or any other funds from time to time on deposit therein, other than for its  service  fees and other  charges  relating to such  account and for  returned checks or other items of payment,  and (C) that  such bank will wire, or otherwise  transfer,  in available  funds on a daily  basis,  all  Receipts  and other funds on deposit in such  accounts, into the Collection  Account for  application on account of the Secured  Obligations.  Subject to the rights of the Borrowers  hereunder,  Borrowers  agree that all deposits made in, and payments made to, a Blocked  Account and other  funds  received  and  collected  by Agent,  whether on the
                  Accounts or as proceeds of Inventory or other  Collateral  or otherwise  shall be the  collateral of Agent, subject to the sole dominion and control of the Agent.

(b)      For  purposes of (i)  calculating  the amount of Excess  Availability  to Borrowers  and (ii)  calculating interest  on Secured  Obligations,  Receipts  and other  payments  and funds  received  in the  Collection
         Account  will be  applied  (conditioned  upon  final  collection)  to the  Secured  Obligations  three (3)
         Business Day(s) after receipt in the Collection Account.

(c)      Borrowers and all of their affiliates, subsidiaries,  shareholders,  directors, employees or agents shall, acting as trustee for Agent,  receive,  as the  property  of Agent,  any monies,  checks,  notes,  drafts, credit card sales drafts,  credit card sales or charge slips or receipts,  or any other  payment  relating to and/or  proceeds  of  Accounts  or other  Collateral  which come into their  possession  or under their control and  immediately  upon  receipt  thereof,  shall  deposit or cause the same to be deposited in the
         Blocked  Accounts,  or remit the same or cause the same to be  remitted,  in kind,  to Agent.  In no event shall the same be commingled  with  Borrowers'  own funds.  Borrowers  agree to reimburse  Agent on demand for any amounts  owed or paid to any  Clearing  Bank or any other bank or person  involved in the transfer of funds to or from the Blocked  Accounts arising out of Agent's  payments to or  indemnification  of such bank or person.  The  obligation  of  Borrowers  to reimburse  Agent,  for such  amounts  pursuant to this
         Section 8.1 shall survive the termination of this Agreement.

(d)      It is expressly  agreed by each  Borrower  that,  anything  herein to the contrary  notwithstanding,  such
         Borrower shall remain liable under each of its  Contracts,  licenses and other  agreements,  documents and instruments  evidencing  Inventory,  Accounts  and the other  Collateral  to observe  and  perform all the conditions and  obligations  to be observed and performed by it  thereunder.  Neither Agent nor any Lender shall have any  obligation  or  liability  under any such  Contract,  license or agreement by reason of or arising out of this  Agreement or the  granting  herein of a security  interest  therein or the receipt by
         Agent or any Lender of any payment  relating to any such Contract,  license or agreement  pursuant hereto.
         Neither  Agent nor any Lender  shall be required or  obligated  in any manner to perform or fulfill any of the obligations of any Borrower under or pursuant to any such Contract,  license or agreement,  or to make any payment,  or to make any inquiry as to the nature or the sufficiency of any payment  received by it or the  sufficiency  of any  performance by any party under any such  Contract,  license or agreement,  or to present or file any  claims,  or to take any action to collect or enforce any  performance  or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)      All Chattel Paper shall be marked with the following legend:  "This writing and the obligations  evidenced or secured  hereby are subject to the security  interest of The CIT  Group/Commercial  Services,  Inc., as
         Agent for the benefit of itself as a Lender and certain  other  Lenders."  For Agent's  further  security, each  Borrower  agrees  that Agent  shall have a security  interest  in all of such  Borrower's  books and records  pertaining to the Collateral  and, upon the occurrence and during the continuance of any Event of
         Default,  such  Borrower  shall  deliver  and turn  over any such  books  and  records  to Agent or to its representatives  at any  time on  demand  of  Agent.  Prior to the  occurrence  of a  Default  or Event of
         Default and upon notice from Agent,  each  Borrower  shall permit any  representative  of Agent to inspect such books and  records  and shall  provide  photocopies  thereof to Agent,  for the  benefit of Agent and
         Lenders, as more specifically set forth in this Agreement.

SECTION 8.2       Inspection,  Verification  and  Notification.  The  Agent  and  each  Lender  (by  any  of  their officers,  employees or agents) shall have the right at any time or times upon reasonable  notice (the  requirement for  reasonable  notice to apply only so long as no Default or Event of Default has occurred and is  continuing) to
(a) visit the  properties of each Borrower and its  Subsidiaries,  inspect the  Collateral  and the other assets of such  Borrower and its  Subsidiaries  and inspect and make extracts from the books and records of such Borrower and its  Subsidiaries,  including but not limited to  management  letters,  prepared by  independent  accountants,  all during  customary  business hours at such premises;  (b) discuss such  Borrower's and its  Subsidiaries'  business, assets,  liabilities,  financial condition,  results of operations and business prospects,  insofar as the same are reasonably  related to the rights of the Agent or the Lenders  hereunder or under any of the Loan  Documents,  with such Borrower's and its Subsidiaries' (i) principal  officers,  (ii) independent  accountants,  and (iii) any other
Person (except that any such  discussion  with any third parties shall be conducted in accordance  with the Agent's or such Lender's standard operating  procedures  relating to the maintenance of the confidentiality of confidential information of borrowers);  (c) verify the validity,  amount, quantity, value and condition of, or any other matter relating to, the Accounts,  Inventory or any of the other Collateral in person or by mail, telephone,  telegraph or otherwise and in this  connection  to review,  audit and make extracts from all records and files related to any of the  Collateral;  and (d) on and after an Event of  Default,  to notify the Account  Debtors or obligors  under any
Accounts,  of the assignment of such  Collateral to the Agent,  for the benefit of the Lenders,  and to direct such
Account  Debtor or obligors to make payment of all amounts due or to become due  thereunder  directly to the Agent, for the  account of the  Lenders,  and,  upon such  notification  and at the expense of such  Borrower,  to enforce collection of any such  Accounts and to adjust,  settle or compromise  the amount or payment  thereof,  in the same manner and to the same extent as such Borrower  might have done.  Each Borrower will deliver to the Agent,  for the benefit of the Lenders,  any  instrument  necessary for it or any Lender to obtain  records from any service bureau maintaining records on behalf of such Borrower

SECTION 8.3       Inventory Covenants.

(a)      All sales of Inventory will be made in compliance with all requirements of Applicable Law.

(b)      Each  Borrower  shall  notify the Agent in writing  promptly  upon,  but in no event  later than three (3)
         Business Days after,  learning of any Eligible  Inventory with a value in excess of $250,000 that becomes, or such Borrower  believes will become,  ineligible,  and of the cause of such  ineligibility,  except for any such circumstance  occurring in the ordinary course of business which has been appropriately  reserved against, as reflected in financial  statements  previously delivered to the Agent and the Lenders pursuant to Section 6.1(m) or Article 10.

(c)      No Borrower  shall  consign  Inventory  to any Person  except as  disclosed  in the  Schedule of Inventory delivered immediately after such consignment.

(d)      Each Borrower shall permit the Agent or an agent or representative  thereof,  to conduct appraisals of the
         Inventory at the cost and expense of the  Borrowers at such times as Agent  determines  to be necessary in its discretion.

(e)      Each Borrower shall maintain a perpetual  method of Inventory  control and will at all times keep complete and accurate  records of Inventory on a basis  consistent with past practices of such Borrower,  itemizing and describing the kind,  type and quantity of Inventory and such  Borrower's  Cost therefor and a current price list for such Inventory.

(f)      Each  Borrower will take a physical  count of Inventory,  wherever  located,  at least  annually and shall reconcile the results of such physical Inventory counts to each Borrower's  Inventory  records;  provided, that, if the Borrowers  take regular cycle counts  supervised by the  Borrowers'  internal  audit function and such  counts are relied upon by the  Borrowers'  external  auditors,  then the  Borrowers  will not be required to perform physical  counts..  Upon the request of the Agent,  each Borrower shall deliver to the
         Agent,  copies of the results of any physical  Inventory count showing in reasonable  detail the locations of and values  for  specific  items of  Inventory  and such other  information  and  supporting  documents regarding Inventory that the Agent deems necessary

SECTION 8.4       Returned  Inventory.  The Security  Interest in the Inventory shall,  without further act, attach to the cash and non-cash proceeds  resulting from the sale or other disposition  thereof and to all Inventory which is returned to any Borrower by customers or is otherwise recovered.

SECTION 8.5       Ownership and Defense of Title.

(a)      Except  for  Permitted  Liens,  each  Borrower  shall at all times be the sole owner or lessee of each and every item of Collateral and shall not create any lien on, or sell,  lease,  exchange,  assign,  transfer, pledge,  hypothecate,  grant a security  interest or security title in or otherwise dispose of, any of the
         Collateral  or any interest  therein,  except for sales of  Inventory in the ordinary  course of business, for cash or on open account or on terms of payment  ordinarily  extended to its  customers,  and except as otherwise  expressly  permitted under this Agreement.  The inclusion of "proceeds" of the Collateral under the  Security  Interest  shall not be deemed a consent  by the Agent or the  Lenders  to any other sale or other disposition of any part or all of the Collateral.

(b)      Each Borrower  shall defend its title,  and use  commercially  reasonable  efforts to defend its leasehold interest in and to, and the  Security  Interest in, the  Collateral  against the claims and demands of all
         Persons.

SECTION 8.6       Insurance.

(a)      The Borrowers  shall  maintain  insurance  against loss or damage by fire with extended  coverage;  theft, burglary,  pilferage and loss in transit;  public  liability  and third party  property  damage;  larceny, embezzlement  or other  criminal  liability;  business  interruption;  public  liability  and third  party property  damage;  and such other  hazards or of such other types as is customary  for Persons  engaged in the same or similar  business,  as the Agent,  in its  discretion,  shall specify,  in amounts,  and under policies reasonably acceptable to Agent.

(b)      All insurance  policies  required  under Section  8.6(a) shall be maintained  with  financially  sound and reputable  insurers  having at least an A+ or better  rating  from Best Rating  Guide,  and shall name the
         Agent,  for the benefit of the Lenders,  as an additional  insured and shall contain loss payable  clauses in form and  substance  reasonably  satisfactory  to the Agent,  naming the Agent,  for the benefit of the
         Lenders, as loss payee, as its interests may appear, and providing that:

         (i)      all  proceeds  thereunder  relating to  Collateral shall be payable to the Agent, for the benefit of the Lenders;

         (ii)     no such  insurance  shall be  affected  by any act or neglect  of the  insurer  or  owner of  the property described in such policy, and

         (iii)    such policy and loss payable  clauses may not be canceled,  amended or terminated unless at least thirty (30) days prior  written  notice is given to the Agent (or such lesser notice period  with respect to non-payment of premiums, but in no event less than ten (10) days).

(c)      Any proceeds of insurance  referred to in this Section 8.6 which are paid to the Agent in connection  with the Collateral,  for the account of the Lenders shall be applied at the election of the Required  Lenders, in their  sole  discretion,  (i) to the  payment  or  prepayment  of the  Secured  Obligations  or (ii) to rebuild, restore or replace the damaged or destroyed property.

(d)      Each Borrower  irrevocably  makes,  constitutes and appoints Agent (and all officers,  employees or agents designated  by Agent),  so long as any Event of Default  shall have  occurred  and be  continuing  as such
         Borrower's true and lawful agent and  attorney-in-fact  for the purpose of making,  settling and adjusting claims under such "All Risk"  policies of  insurance,  endorsing the name of such Borrower on any check or other  item of payment  for the  proceeds  of such "All Risk"  policies  of  insurance  and for making all determinations  and decisions  with respect to such "All Risk" policies of insurance;  provided,  however, that in the event that any claim which is or could be made under any of such  insurance  policies  exceeds
         $500,000  no such claim  shall be  settled,  compromised  or  finally  determined,  except  with the prior written  consent  of Agent.  Agent  shall  have no duty to  exercise  any  rights or powers  granted to it pursuant to the  foregoing  power-of-attorney.  Each  Borrower  shall  promptly  notify Agent of any loss, damage,  or  destruction  to the  Collateral in the amount of $500,000 or more,  whether or not covered by insurance.  After deducting from such insurance  proceeds the expenses,  if any,  incurred by Agent in the collection  or  handling  thereof,  Agent shall apply such  proceeds  as set forth in  Section 8.6(c).  If
         Agent  permits  such  insurance  proceeds  to be  applied  to  the  replacement,  repair,  restoration  or rebuilding of the damaged Collateral,  and no Event of Default has occurred and is continuing,  then Agent shall first apply the proceeds to reduce the outstanding  principal  balance of the Revolving Credit Loans
         (which  application  shall not result in a permanent  reduction of the Revolving  Credit Facility  Amount)
         and upon such  application,  Agent shall establish a reserve against the Borrowing Base in an amount equal to the amount of such  proceeds so applied  (the  "Insurance  Reserve").  Thereafter,  such funds shall be made  available to such Borrower to provide funds to replace,  repair,  restore or rebuild the  Collateral as follows:  (i) such Borrower  shall request an Advance in the amount  requested to be released;  (ii) so long as the  conditions  set forth in Article 2 and Section 5.2 have been met, the Lenders shall make such
         Advance;  and (iii) the Insurance  Reserve  established  with respect to such insurance  proceeds shall be reduced by the amount of such  Advance.  To the extent  not used to  replace,  repair,  restore or rebuild the Collateral,  such proceeds shall be applied to the reduction of the Secured  Obligations in accordance with Section 4.3(c).

SECTION 8.7       Records Relating to Collateral; Location of Offices and Collateral.

(a)      Each Borrower will at all times keep complete and accurate records of all Collateral.

(b)      No Borrower will use,  represent or hold out the Trade Names in a corporate  manner or use any designation that would  identify the Trade Names as a  corporation  or other  separate  entity or  organization  (i.e.
         "Inc.",  "Corp." or "Limited"  shall not be used) but shall only use such names so that it will be clearly understood that they are merely Trade Names of such Borrower.

(c)      No Borrower will change its  jurisdiction of  incorporation,  registration  or formation,  the location of its chief  executive  office or the place where it keeps its books and records  relating to the Collateral or change its name,  its  identity or corporate  structure  in any manner  which might make any  Financing
         Statement or other UCC  amendment,  assignment or  continuation  statement  filed in  connection  herewith seriously  misleading  within the meaning of Sections  9-506 and 9-507 of the Uniform  Commercial  Code or
         any other then applicable  provision of the Uniform  Commercial  Code of any other relevant  jurisdiction, without  giving  the  Agent  sixty  (60)  days  prior  written  notice  thereof  and  complying  with  the requirements and conditions of Section 8.7(f).

(d)      All Inventory,  other than  Inventory in transit to any such  location,  will at all times be kept by each
         Borrower at one of the locations set forth in Schedule  6.1(s) and shall not,  without giving the Agent at least  thirty (30) days prior  written  notice and  complying  with the  requirements  and  conditions  of
         Section 8.7(f) hereof,  be removed  therefrom except (i) to another  location on Schedule 6.1(s),  or (ii)
         for sales of Inventory permitted under Section 8.5(a).

(e)      If any  Inventory is in the  possession or control of any of any  Borrower's  agents or  processors,  each
         Borrower  shall notify such agents or processors of the Security  Interest and, upon the  occurrence of an
         Event of Default,  shall instruct them (and cause them to acknowledge  such  instruction) to hold all such
         Inventory for the account of the Agent,  for the benefit of the Lenders,  subject to the  instructions  of the Agent.

(f)      After Agent's  written  acknowledgment  that any reasonable  action  requested by Agent in connection with any changes  covered by Sections 8.7(c) or (d),  including  continuation of the perfection of any Liens in favor of Agent, on behalf of the Agent and the Lenders,  in any  Collateral,  has been completed or taken, each Borrower may change its  jurisdiction of  incorporation,  registration or formation,  the location of its Collateral or the location where it keeps its books and records  relating to the Collateral,  provided that any such new location shall be in the  continental  United  States,  or change its name, its identity or its  corporate  structure.  No Borrower  shall change its fiscal year to a year ending in any day other than the Fiscal Year end of the Borrowers.

SECTION 8.8       Information and Reports.

(a)      Schedule  of  Accounts;  Sales  Journal:  Each  Borrower  shall  deliver  to the  Agent on or  before  the
         Effective  Date and no later than five (5) Business  Days after the end of each Fiscal Month  thereafter a
         Schedule of Accounts which (i) shall be as of the last Business Day of the  immediately  preceding  month,
         (ii) shall be  reconciled to the Accounts  Borrowing  Base  Certificate  as of such last Business Day; and
         (iii) shall set forth a detailed  aged trial  balance of all then  existing  Accounts  for such  Borrower.
         Each  Borrower  shall  deliver  to the Agent no later  than five (5)  Business  Days after the end of each
         Fiscal  Month such  Borrower's  sales  journal  for the  immediately  preceding  Fiscal  Month in form and substance satisfactory to the Agent.

(b)      Collection  Reports.  Each Borrower  shall deliver to the Agent no later than five (5) Business Days after the end of each Fiscal Month of such  Borrower,  a Collection  Report  containing  information,  as of the last Business Day of such Borrower's  immediately  preceding Fiscal Month,  regarding  Receipts,  deposits and  expenditures  on and  with  respect  to each  Business  Day of  such  Fiscal  Month  and  such  other information as the Agent may request including,  without limitation,  credit memos issued by any Borrower, deductions  taken by any Account  Debtor and  information  pertaining  to any other  reduction in Eligible
         Accounts.  Upon request of the Agent,  each Borrower shall deliver to the Agent copies of bank  statements and checks,  drafts or other items of payment  deposited  by or on behalf of such  Borrower in any Deposit
         Account,  including,  without  limitation,  the Blocked Accounts and the Disbursement  Accounts,  together with  copies  of  deposit  slips  for  each  deposit,  and  such  other  information  regarding  Receipts, expenditures  and Deposit Account balances as the Agent may request.  Each Borrower shall  immediately (i)
         notify the Agent of any  changes,  additions  or  deletions  to  Schedule  6.1(ee),  and (ii)  prepare and deliver a new Schedule 6.1(ee) reflecting such changes, additions and deletions.

(c)      Schedule of  Inventory.  Each Borrower  shall  deliver to the Agent,  no later than ten (10) Business Days after the end of each Fiscal Month of such  Borrower,  a Schedule of Inventory as of the last Business Day of the  immediately  preceding  Fiscal Month of such  Borrower.  Each Schedule of Inventory  shall itemize and  describe the kind,  type,  quantity and  location of  Inventory  and the cost  thereof,  and shall be reconciled to the balance of Inventory as set forth in the Consolidated Balance Sheet as of such date.

(d)      Borrowing Base  Certificates.  The Borrowers  shall deliver to the Agent,  (i) a daily Accounts  Borrowing
         Base  Certificate  prepared as of the close of business of the  previous  Business  Day and (ii) not later than ten (10) Business Days after the end of each Fiscal Month of Borrowers,  an Inventory  Borrowing Base
         Certificate prepared as of the close of business of the last Business Day of the previous Fiscal Month.

(e)      Notice of  Diminution  of Value.  Each  Borrower  shall give  prompt  notice to the Agent of any matter or event  which has  resulted  in, or may result in, the  diminution  in excess of $500,000  with  respect to
         Inventory  and any other  Collateral,  except  for any such  diminution  in the value of any  Accounts  or
         Inventory in the ordinary course of business which has been appropriately  reserved against,  as reflected in financial  statements  previously  delivered to the Agent and the Lenders pursuant to Section 6.1(m) or
         Article 10.

(f)      Accounts  Payable  Report.  Each Borrower  shall deliver to the Agent no later than five (5) Business Days after  the  end of  each  Fiscal  Month  a  detailed  aged  balance  as of the  last  Business  Day of the immediately  preceding  month  of all  then  existing  accounts  payable  for  such  Borrower  in form and substance satisfactory to the Agent.

(g)      Additional  Information.  The Agent may in its  reasonable  discretion  from time to time request that the
         Borrowers  deliver the schedules,  certificates  or reports  described in Sections 8.8(a) through (f) more or less often and on  different  schedules  than  specified in such  sections.  The  Borrowers  shall also furnish to the Agent and each Lender such other  information  with respect to the  Collateral as the Agent or such Lender may from time to time reasonably request.

(h)      Certification.  Each of the  schedules  delivered  to the  Agent  pursuant  to this  Section  8.8 shall be certified  by a  Financial  Officer of the  Borrowers  to be true,  correct  and  complete  as of the date indicated thereon.

(i)      Covenants Regarding  Intellectual Property Collateral.  Each Borrower shall notify Agent immediately if it knows that any  application  or  registration  relating to any  Intellectual  Property  (now or  hereafter existing) may become abandoned or dedicated,  or of any adverse  determination  or development  (including the  institution  of, or any such  determination  or  development  in, any proceeding in the United States
         Patent and Trademark  Office,  the United States  Copyright Office or any court) regarding such Borrower's ownership of any Intellectual  Property,  its right to register the same, or to keep, use and maintain the same.

(j)      Promptly  after the date on which any Borrower  acquires any  Intellectual  Property,  such Borrower shall execute and deliver any and all security  agreements with respect to such  Intellectual  Property as Agent may request to evidence  Agent's  security  interest,  for the benefit of itself and the Lenders,  in such
         Intellectual  Property,  and the General  Intangibles  of such Borrower  relating  thereto or  represented thereby.

(k)      Each  Borrower  shall take all  actions  necessary  or  requested  by Agent to  maintain  and pursue  each application,  to obtain the relevant  registration and to maintain the registration with respect to all of its Intellectual  Property (now or hereafter existing),  including the filing of applications for renewal, affidavits of use,  affidavits of  non-contestability  and opposition and  interference  and  cancellation proceedings.

(l)      In the event that any of the Intellectual  Property is infringed upon, or  misappropriated or diluted by a third  party,  each  Borrower  shall  notify Agent  promptly  after such  Borrower  learns  thereof.  Each
         Borrower  shall  promptly sue for  infringement,  misappropriation  or dilution and to recover any and all damages for such infringement,  misappropriation  or dilution,  and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

SECTION 8.9       Landlord  and  Other  Waivers.  Each  Borrower  shall  timely  and  fully  pay  and  perform  its obligations  under all leases and other  agreements  with respect to each third party location where any Collateral is or may be  located.  On or prior  to the  Effective  Date,  and  after  the  Effective  Date  prior to  locating
Collateral at any third party  location,  each Borrower shall use its best efforts to obtain from each landlord and mortgagee  of, and bailee (with respect to any  warehouse,  processor,  converter or other storage  facility) at, a location  where  Collateral is, or is to be, stored or held, an agreement or letter which shall contain a waiver or subordination  of all Liens or claims that such landlord,  mortgagee or bailee may assert against the Collateral at such  location,  a consent to enter or use such  location  for sale or removal of the  Collateral,  and which shall otherwise be  satisfactory  in form and  substance to the Agent (each,  a "Waiver and  Consent").  If the Borrowers are unable to obtain a Waiver and Consent  with respect to a location  where  Collateral  is stored or held,  Agent may, at its option,  remove such Collateral from the Borrowing Base, if applicable,  or establish a reserve against the Borrowing Base sufficient,  based upon the  determination  of the Agent in its sole discretion,  to insure that there will be no impairment  of the  Collateral.  Nothing  contained in this Section 8.10 shall impair or otherwise modify any of Agent's rights under this Agreement,  including,  without limitation,  Agent's rights pursuant to the respective definitions of "Eligible Inventory" and "Borrowing Base."

SECTION 8.10      Control  Agreements.  On or before the Effective  Date and,  after the Effective  Date,  prior to establishing  a  securities,  commodities,  credit card  processing or other  financial  account  (individually,  a
"Financial  Account",  and  collectively,  "Financial  Accounts"),  each Borrower  shall obtain from each financial institution where a Financial  Account is held by such Borrower,  a Control  Agreement  reasonably  satisfactory in form and  substance  to Agent.  If any  Borrower  is unable to obtain a  Control  Agreement  with  respect  to such account or program,  Agent may, at its option,  establish a reserve  against the Borrowing Base  sufficient,  based upon the  determination  of the Agent in its sole  discretion,  to insure that there will be no  impairment  of the
Collateral.  Nothing  contained in this Section 8.11 shall impair or otherwise  modify any of Agent's  rights under this Agreement, including, without limitation, Agent's rights pursuant to the definition of "Borrowing Base."

SECTION 8.11      Real Estate and  Fixtures.  The Borrowers  shall deliver to the Agent,  for the benefit of itself as Agent and the  Lenders,  with respect to any  Borrower's  acquisition  of any  interest in any Real  Estate,  an executed  Mortgage in form and  substance  satisfactory  to the Agent,  conveying to the Agent,  for the benefit of itself and the  Lenders,  a first  priority  Lien on such Real Estate and the  Fixtures  thereon,  subject  only to
Permitted  Liens and such prior Liens as the Agent shall consent to in writing.  The  Borrowers  shall also deliver to the  Agent at the  Borrowers'  expense  (i) a  mortgagee  title  insurance  policy in favor of the Agent and the
Lenders  insuring such  Mortgage to create and convey such Lien,  subject only to such  exceptions  consented to by the Agent and (ii) such  other  agreements,  instruments,  certificates  and  documents  with  respect to such Real
Estate and Fixtures as the Agent may request, all in form and substance satisfactory to the Agent.

ARTICLE IX.
                                               AFFIRMATIVE COVENANTS

                  Until the Revolving  Credit  Facility has been  terminated and all the Secured  Obligations  have been paid in full,  unless the  Required  Lenders  shall  otherwise  consent in the manner  provided for in Section
15.9, each Borrower will, and will cause each of its Subsidiaries to:

SECTION 9.1       Preservation  of  Corporate  Existence  and Similar  Matters.  Preserve  and  maintain  its legal existence,  rights,  franchises,  licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain  qualified as a foreign entity and authorized to do business in each  jurisdiction  in which the character of its properties or the nature of its business  requires such  qualification  or  authorization,  except where the failure to do so would not have a Materially  Adverse Effect on such Borrower and its Subsidiaries  taken as a whole.

SECTION 9.2       Compliance  with  Applicable  Law.  Comply in all  material  respects  with all  Applicable  Laws relating to such Borrower or any Subsidiary.

SECTION 9.3       Maintenance  of  Property.  In addition to, and not in  derogation  of, the  requirements  of the
Security Documents,

(a)      protect and preserve all properties material to its business,  including,  without  limitation,  Equipment and Intellectual  Property,  maintain all tangible properties in good repair,  working order and condition in all material  respects,  with reasonable  allowance for wear and tear, and exercise proper custody over all such property;

(b)      from time to time make or cause to be made all  needed and  appropriate  repairs,  renewals,  replacements and additions to such properties  necessary for the conduct of its business,  so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and

(c)      obtain  and  maintain  all  patents,   trademarks,   licenses,   permits,   franchises,  and  governmental
         authorizations  necessary to own its  property  and to conduct its business as conducted on the  Agreement
         Date or as otherwise permitted under Section 9.4.

SECTION 9.4       Conduct of  Business.  At all times  engage  only in the same types and lines of business of such
Borrower as the businesses conducted on the Effective Date.

SECTION 9.5       Insurance.  Maintain,  in addition  to the  coverage  required  by Section  8.6 and the  Security
Documents,  insurance  with  responsible  insurance  companies  against  such  risks  and  in  such  amounts  as is customarily  maintained  by  similar  businesses  or as may be  required  by  Applicable  Law,  including,  without limitation,  public liability,  product liability, third party property damage and business interruption insurance, and from time to time  deliver to the Agent or any Lender upon its request a detailed  list of the  insurance  then in effect, stating the names of the insurance companies,  the amounts and rates of the insurance,  the dates of the expiration thereof and the properties and risks covered thereby.

SECTION 9.6       Payment  of Taxes  and  Claims.  Pay or  discharge  when due (a) all  Charges  and  other  taxes, assessments  and  governmental  levies  imposed  upon it or upon its  income  or  profits  or upon  any  properties belonging to it,  except that real  property ad valorem taxes shall be deemed to have been so paid or discharged if the same are paid before they become  delinquent,  and (b) all lawful claims of materialmen,  mechanics,  carriers, warehousemen  and landlords for labor,  materials,  supplies and rentals which,  if unpaid,  might become a Lien on any  properties  of such  Borrower;  except that this Section 9.6 shall not require the payment or discharge of any
Charge which is being  contested in good faith by appropriate  proceedings and for which reserves in respect of the reasonably anticipated liability therefor have been appropriately established.

SECTION 9.7       Accounting  Methods  and  Financial  Records.  Maintain  a system  of  accounting,  and keep such books,  records and  accounts  (which  shall be true and  complete),  as may be required or as may be  necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

SECTION 9.8       Use of Proceeds.

(a)      Use the proceeds of the initial  Advance under the Revolving  Credit Facility to (i) refinance and pay off the  Indebtedness to the Existing Lenders and other  outstanding  amounts due as indicated on Schedule 9.8 and to fund  certain of the fees and  expenses  associated  with the  extension  of the  Revolving  Credit
         Facility,  and (ii)  all  subsequent  Advances  only  for  working  capital  purposes  or as is  otherwise expressly authorized herein; and

(b)      Not use any part of such  proceeds to purchase  or, to carry or reduce or retire or  refinance  any credit incurred to purchase  or carry,  any margin  stock  (within  the meaning of  Regulation  U of the Board of
         Governors  of the  Federal  Reserve  System)  or, in any event,  for any  purpose  which  would  involve a violation of such  Regulation U or of  Regulation  T or X of such Board of  Governors,  or for any purpose prohibited by law or by the terms and conditions of this Agreement.

SECTION 9.9       Hazardous Waste and Substances; Environmental Requirements.

(a)      In addition to, and not in derogation of, the  requirements of Section 9.2 and of the Security  Documents, substantially  comply with all Environmental Laws and all Applicable Laws relating to occupational  health and safety (except for instances of  noncompliance  that are being  contested in good faith by appropriate proceedings  if  reserves  in respect  of such  Borrower's  or such  Subsidiary's  reasonably  anticipated liability therefor have been appropriately  established),  promptly notify the Agent of its receipt of any written notice of a violation of any such  Environmental  Laws or other such Applicable Laws and indemnify and hold the Agent and the Lenders  harmless  from all  Environmental  Liabilities  incurred by or imposed upon the Agent or any Lender on account of such Borrower's  failure to perform its obligations  under this
         Section 9.9.

(b)      Such Borrower shall not cause or permit a Release of any  Contaminant on, at, in, under,  above,  to, from or about any of the Real Estate  where such Release  would (a) violate in any  respect,  or form the basis for  any  Environmental  Liabilities  under,  any  Environmental  Laws  or  Environmental  Permits  or (b)
         otherwise  adversely  impact  the  value  or  marketability  of  any  of  the  Real  Estate  or any of the
         Collateral,  other than such  violations  or impacts  which  could not  reasonably  be  expected to have a
         Materially Adverse Effect on such Borrower.

SECTION 9.10      Further  Assurances.  Upon the request of the Agent, to duly execute and deliver,  or cause to be duly executed and delivered,  to the Agent such further  instruments  and do and cause to be done such further acts as may be necessary in the  reasonable  opinion of the Agent to carry out the express  provisions of this Agreement or any other Loan Document.

ARTICLE X.
                                                    INFORMATION

                  Until the Revolving  Credit  Facility has been  terminated and all the Secured  Obligations  have been paid in full,  unless the Required  Lenders shall  otherwise  consent in the manner set forth in Section 15.9, the  Borrowers  will  furnish to the Agent and to each  Lender at the  offices  then  designated  for such  notices pursuant to Section 15.1:

SECTION 10.1      Financial Statements.

(a)      Audited  Year-End-Statements.  As soon as  available,  but in any event within  ninety (90) days after the end of each Fiscal Year,  copies of the Borrowers'  audited  Consolidated  Balance Sheet and Consolidating
         Balance  Sheet as at the end of such  Fiscal  Year and the  related  statements  of income,  shareholders'
         equity and cash flow for such Fiscal Year (and with respect to Borrowers  which are public  companies,  if
         any,  copies  of  such  Borrower's  Form  10-K  containing  such  financial  statements),   together  with
         consolidating  statements  for the  Borrowers  and  their  subsidiaries,  in each  case  setting  forth in comparative  form the figures for the previous  Fiscal Year and, in the case of the  Consolidated  Balance
         Sheet,  shall include an unqualified  opinion of the independent  certified  public  accountants that such financial  statements  present  fairly the  financial  position of the  Borrowers as at the end of and for such Fiscal Year (the "Audited Financial Statements").

(b)      Monthly  Financial  Statements.  As soon as available,  but in any event within thirty (30) days after the end of each Fiscal Month,  copies of the unaudited  Consolidated  Balance Sheet and Consolidating  Balance
         Sheet as at the end of such  Fiscal  Month and the  related  unaudited  income  statement  for such Fiscal
         Month and for the portion of the Fiscal  Year  through  such Fiscal  Month,  together  with  consolidating statements for the Borrowers and their  subsidiaries,  in each case setting forth in comparative  form the figures for the previous  Fiscal Year  (including,  without  limitation,  a comparison to the then current projected  budget figures for the current Fiscal Year),  certified by the Financial  Officer as presenting fairly the financial  condition and results of  operations of the Borrowers and their  Subsidiaries  as at the date  thereof  and for the  periods  ended on such  date,  subject  to normal  quarterly  and year end adjustments.  Such  financial  statements  shall be complete  and  correct in all  material  respects  and prepared in accordance  with GAAP (except for the omission of footnotes and normal  year-end  adjustments)
         applied consistently throughout the periods reflected therein.

(c)      Quarterly  Financial  Statements.  As soon as  available,  but in any event  within  forty-five  (45) days after the end of each  Fiscal  Quarter  other than the fourth  Fiscal  Quarter,  copies of the  Borrowers'
         unaudited  Consolidated  Balance  Sheet  and  Consolidating  Balance  Sheet  as at the end of such  Fiscal
         Quarter and the related  unaudited  income  statement  for such Fiscal  Quarter and for the portion of the
         Fiscal Year through such Fiscal  Quarter (and with  respect to Borrowers  which are public  companies,  if
         any,  copies  of  such  Borrower's  Form  10-Q  containing  such  financial  statements),   together  with
         Consolidating  Statements  in each case  setting  forth in  comparative  form the figures for the previous
         Fiscal Year,  certified by the Financial Officer as presenting fairly the financial  condition and results of operations of the  Borrowers  and their  Subsidiaries  as at the date thereof and for the periods ended on such date,  subject to normal year end  adjustments.  Such financial  statements  shall be complete and correct in all  material  respects  and  prepared in  accordance  with GAAP  (except  for the  omission of footnotes and normal year-end adjustments) applied consistently throughout the periods reflected therein.

(d)      Projected Financial  Statements.  As soon as available,  but in any event within thirty (30) days prior to the end of each  Fiscal Year  during the term  hereof,  forecasted  financial  statements  prepared by the
         Borrowers  on a  consolidated  basis,  consisting  of  monthly  consolidated  balance  sheets,  cash  flow statements and income statements of the Borrowers,  reflecting  projected borrowings hereunder and setting forth the assumptions on which such forecasted financial  statements were prepared,  covering the one year period commencing on the first day of the next succeeding Fiscal Year.

SECTION 10.2      Reserved.

SECTION 10.3      Officer's  Certificate.  Together with each delivery of financial  statements required by Section
10.1(a),  (b) and (c), a  certificate  of the Chief  Executive  Officer,  President  or a Financial  Officer of the
Borrowers (a) stating that,  based on an  examination  sufficient to enable him to make an informed  statement,  no
Default or Event of Default  exists or, if such is not the case,  specifying  such  Default or Event of Default and its nature,  when it occurred,  whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default,  (b) setting  forth the  calculations  necessary to establish  whether or not the
Borrowers were in compliance with the covenants  contained in Section 11.5, as of the date of such statements,  and
(c) stating  whether the financial  covenants  contained in Section 11.1 are applicable  and, if they are,  setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with such covenants.

SECTION 10.4      Copies of Other Reports.

(a)      Promptly upon receipt  thereof,  copies of any  management  letters and any other reports  disclosing  any internal  control or deficiencies  or weaknesses  with respect to the Borrowers  submitted to any Borrower or its Board of Directors by its independent public accountants.

(b)      As soon as  practicable,  copies of all financial  statements  and reports that any Borrower shall send to its shareholders  generally and of all  registration  statements and all regular or periodic reports which any Borrower shall file with the Securities and Exchange Commission or any successor commission.

(c)      From time to time and as soon as reasonably  practicable  following each request,  such  forecasts,  data, certificates,  reports,  statements,  opinions of counsel,  documents or further information regarding the business,  assets,  liabilities,  financial condition,  results of operations or business prospects of the
         Borrowers and their  Subsidiaries  as the Agent or any Lender may  reasonably  request.  The rights of the
         Agent and the Lenders  under this  Section 10.4 are in addition to and not in  derogation  of their rights under any other provision of this Agreement or of any other Loan Document.

(d)      If  requested  by the Agent or any  Lender,  such  Borrower  will  furnish  to the  Agent and the  Lenders statements  in  conformity  with the  requirements  of  Federal  Reserve  Form G-3 or U-1  referred  to in
         Regulation U of the Board of Governors of the Federal Reserve System.

SECTION 10.5      Notice of Litigation and Other Matters.  Prompt notice of:

(a)      the  commencement,  to  the  extent  the  Borrowers  are  aware  of  the  same,  of  all  proceedings  and investigations by or before any governmental or  non-governmental  body and all actions and proceedings in any court or before any  arbitrator  against or in any other way  relating to or affecting  any  Borrower, any of its  Subsidiaries  or any of any  Borrower's  or any of its  Subsidiaries'  properties,  assets  or businesses,  which might,  singly or in the  aggregate,  result in the occurrence of a Default or an Event of Default, or have a Material Adverse Effect on such Borrower and its Subsidiaries, taken as a whole,

(b)      without in any way limiting  subsection (a) hereof, the commencement  against any Borrower or any of their respective  Subsidiaries  of any involuntary  bankruptcy  proceeding,  immediately  upon receipt by any of them of notice of commencement thereof or pleadings with respect thereto,

(c)      any  amendment of the articles of  incorporation,  by-laws or other  similar  organizational  documents of such Borrower or any of its Subsidiaries,

(d)      any change in the business, assets,  liabilities,  financial condition,  results of operations or business prospects  of any  Borrower  or any of its  Subsidiaries  which has had or is  reasonably  likely to have, singly or in the aggregate,  a Materially Adverse Effect on such Borrower or its Subsidiaries,  taken as a whole,  and any  change in the Chief  Executive  Officer,  President  or Chief  Financial  Officer of such
         Borrower, and

(e)      any  Default or Event of  Default  or any event  which  constitutes  or which with the  passage of time or giving of notice or both would  constitute  a default or event of default by such  Borrower  or any of its
         Subsidiaries  under any material  agreement to which such Borrower or any of its  Subsidiaries  is a party or by which such Borrower,  any of its Subsidiaries or any of such Borrower's or any of its  Subsidiaries'
         properties may be bound.

SECTION 10.6      ERISA.  As soon as possible and in any event within five (5) days after such Borrower  knows,  or has reason to know, that:

(a)      any Termination Event with respect to a Plan has occurred or will occur, or

(b)      the  aggregate  present  value of the  Unfunded  Vested  Accrued  Benefits  under all Plans is equal to an amount in excess of $0, or

(c)      such  Borrower or any of its  Subsidiaries  is in "default"  (as defined in  Section 4219(c)(5)  of ERISA)
         with  respect  to  payments  to a  Multiemployer  Plan  required  by  reason  of such  Borrower's  or such
         Subsidiary's  complete or partial  withdrawal  (as  described  in Section 4203 or 4205 of ERISA) from such
         Multiemployer  Plan, a certificate of the President or a Financial  Officer of such Borrower setting forth the  details of such event and the action  which is proposed to be taken with  respect  thereto,  together with any  notice or  filing  which  may be  required  by the PBGC or other  agency  of the  United  States government with respect to such event.

SECTION 10.7      Accuracy of  Information.  All written  information,  reports,  statements  and other  papers and data  furnished  to the Agent or any Lender,  whether  pursuant to this  Article 10 or any other  provision of this
Agreement or of any other Loan  Document,  shall be, at the time the same is so furnished,  complete and correct in all material  respects to the extent  necessary  to give the Agent and the Lenders  true and accurate  knowledge of the subject matter.

SECTION 10.8      Revisions or Updates to  Schedules.  Should any of the  information  or  disclosures  provided on any of the  Schedules  originally  attached  hereto  become  outdated or incorrect in any  material  respect,  such
Borrower  shall  deliver to the Agent and the Lenders as part of the  officer's  certificate  required  pursuant to
Section  10.3 such  revisions  or updates to such  Schedule(s)  as may be  necessary  or  appropriate  to update or correct such  Schedule(s),  provided that no such revisions or updates to any  Schedule(s)  shall be deemed to have amended,  modified or superseded such  Schedule(s) as originally  attached  hereto,  or to have cured any breach of warranty or representation  resulting from the inaccuracy or  incompleteness  of any such  Schedule(s),  unless and until the Agent in the exercise of its reasonable  credit  judgment,  shall have accepted in writing such revisions or updates to such Schedule(s).

ARTICLE XI.

                                               NEGATIVE COVENANTS

                  Until the Revolving  Credit  Facility has been  terminated and all the Secured  Obligations  have been paid in full,  unless the Required  Lenders shall  otherwise  consent in the manner set forth in Section 15.9, no Borrower will directly or indirectly:

SECTION 11.1      Financial Covenants.  Breach the following financial covenants:

(a)      Minimum EBITDA.  The Borrower shall not permit EBITDA for each of the following  respective  periods to be less than the EBITDA set forth opposite each such period:

----------------------------------------------------------------- ----------------------------------------------------
                             Period                                                 Minimum EBITDA
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Fiscal Quarter ended July 3, 2004                                 -$1,000,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Two consecutive Fiscal Quarters ended October 2, 2004             -$1,000,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Three consecutive Fiscal Quarters ended January 1, 2005           $125,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended April 2, 2005              $5,924,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended July 2, 2005               $7,199,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended October 1, 2005            $8,730,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended December 31, 2005          $10,022,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended April 1, 2006              $10,566,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended July 1, 2006               $11,039,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended September 30, 2006         $11,527,000
----------------------------------------------------------------- ----------------------------------------------------

(b)      Minimum Fixed Charge  Coverage  Ratio.  The Borrowers  shall not permit the  Fixed  Charge  Coverage
         Ratio for each of the  following  respective  periods  to be less than the ratio set forth  opposite  each such period:

----------------------------------------------------------------- ----------------------------------------------------
                             Period                                       Minimum Fixed Charge Coverage Ratio
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended April 2, 2005              0.05:1.0
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended July 2, 2005               0.14:1.0
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended October 1, 2005            0.54:1.0
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended December 31, 2005          0.62:1.0
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Four consecutive Fiscal Quarters ended April 1, 2006 and each     0.65:1.0
period of four consecutive Fiscal Quarters ended on the last day of each Fiscal Quarter thereafter
----------------------------------------------------------------- ----------------------------------------------------

(c)      Adjustments to Financial  Covenants Based on Excess  Availability.  Notwithstanding  anything contained in this  Agreement to the contrary,  until the  occurrence of a Financial  Covenant  Applicability  Date, the
         financial  covenants  in Sections  11.1(a) and (b) shall not apply or be tested for any periods  described in Sections 11.1(a) and (b). After the occurrence of a Financial  Covenant  Applicability  Date, and until the occurrence of a Financial Covenant  Inapplicability  Date, the financial covenants in Sections 11.1(a)
         and (b) shall apply and be tested (i)  retroactively  for the most  recently  ended  period  described  in
         Sections  11.1(a) and (b) and (ii)  thereafter for any periods  described in Sections  11.1(a) and (b). To avoid  misunderstanding,  it is  understood  and  agreed  that  the  occurrence  of a  Financial  Covenant
         Inapplicability  Date  shall not  result in the  waiver or cure of an Event of  Default  that  exists as a result of the testing of a financial covenant prior to such Financial Covenant Inapplicability Date.

SECTION 11.2      Indebtedness  for Money Borrowed.  Create,  assume,  or otherwise  become or remain  obligated in respect  of,  or permit  or  suffer  to exist or to be  created,  assumed  or  incurred  or to be  outstanding  any
Indebtedness for Money Borrowed, except for Permitted Indebtedness for Money Borrowed.

SECTION 11.3      Guaranties.  Become or remain  liable  with  respect to any  Guaranty  of any  obligation  of any other Person, except for Permitted Guaranties.

SECTION 11.4      Restricted Investments.  Make or have any Restricted Investment.

SECTION 11.5      Capital  Expenditures.  Make any Capital  Expenditures  during the following  periods that exceed in the aggregate the following respective amounts:

----------------------------------------------------------------- ----------------------------------------------------
                             Period                                           Maximum Capital Expenditure
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Fiscal Year ending September 25, 2004                             $5,500,000
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Fiscal Year ending September 24, 2005                             $2,000,000   plus  up  to   $2,000,000  in  Capital
                                                                  Expenditures  permitted  in the Fiscal  Year ending
                                                                  September 25, 2004 but not made by Borrowers
----------------------------------------------------------------- ----------------------------------------------------
----------------------------------------------------------------- ----------------------------------------------------
Fiscal Year ending September 25, 2006                             $2,500,000
----------------------------------------------------------------- ----------------------------------------------------

SECTION 11.6      Restricted   Distributions  and  Payments.   Declare  or  make  any  Restricted  Distribution  or
Restricted Payment, other than Restricted Distributions or Restricted Payments described on Schedule 11.6.

SECTION 11.7      Merger,  Consolidation  and Sale of Assets.  Merge or consolidate  with any other Person or sell, lease or transfer or otherwise  dispose of its assets to any Person,  including  its stock or the capital  stock of any of its  Subsidiaries,  other than (i) the transactions  described in Schedule 11.7 for so long as no Default or
Event of Default has occurred  and is  continuing,  (ii) sales of  Inventory  in the  ordinary  course of business;
(iii) transfer of assets between Borrowers in the ordinary course of business,  (iv) combinations or mergers of two or more Borrowers,  or (v) a liquidation or dissolution of any Borrower resulting in a liquidating  distribution to another  Borrower,  provided  that,  with  respect  to clauses  (iv) and (v) of this  Section  11.7,  the Agent has received at least thirty (30) days prior written notice thereof.

SECTION 11.8      Transactions  with  Affiliates.  Effect any transaction  with any Affiliate or Subsidiary  (other than  transactions  between or among the  Borrowers)  on a basis less  favorable to any Borrower  than would be the case if such  transaction  had been  effected  with a Person not an  Affiliate or  Subsidiary,  without the express prior written consent of the Agent.

SECTION 11.9      Liens.  Create,  assume or permit or suffer to exist or to be created or assumed  any Lien on any of the Collateral, other than Permitted Liens.

SECTION 11.10     Operating  Leases.  Enter into any lease other than a Capitalized  Lease (an "Operating  Lease"), which  would  cause  the  aggregate  amount  of the  Borrowers'  payment  obligations  under  its  Operating  Lease
Obligations to exceed $500,000 in the aggregate during any Fiscal Year during the term hereof.

SECTION 11.11     Benefit  Plans.  Permit any  condition to exist in  connection  with any Benefit Plan which might constitute  grounds  for the PBGC to  institute  proceedings  to have such  Benefit  Plan  terminated  or a trustee appointed to administer  such Benefit  Plan,  and any other  condition,  event or  transaction  with respect to any
Benefit Plan which could result in the  incurrence  by such  Borrower of any material  liability,  fine or penalty, including,  without limitation,  failure to pay when due any required minimum funding or other payment with respect to any Benefit Plan.

SECTION 11.12     Sales  and  Leasebacks.  Enter  into any  synthetic  lease  or any  arrangement  with any  Person providing for such  Borrower's  leasing from such Person any real or personal  property  which has been or is to be sold, conveyed or transferred, directly or indirectly, by such Borrower to such Person.

SECTION 11.13     Capital  Structure  and  Business.  (a)  Make  any  material  changes  in  any  of  its  business objectives,  purposes or  operations  which could  reasonably be expected to  materially  and adversely  affect the repayment of the Revolving  Credit Loans or any of the other Secured  Obligations  or could  reasonably be expected to result in a Materially  Adverse Effect on such Borrower and its  Subsidiaries as a whole,  (b) change its Fiscal
Year, (c) amend its charter,  bylaws,  limited  liability  company operating  agreement,  partnership  agreement or other  similar  organizational  documents  in a manner  which  would  adversely  affect  Agent or  Lenders  or such
Borrower's  duty or ability to repay the Secured  Obligations  or (d)  directly or  indirectly,  create,  organize, acquire or permit to exist any Subsidiary other than those existing on the Agreement Date.

SECTION 11.14     No Impairment of  Intercompany  Transfers.  Directly or indirectly  enter into or become bound by any agreement,  instrument,  indenture or other obligation (other than this Agreement and the other Loan Documents)
which could  directly or  indirectly  restrict,  prohibit or require the consent of any Person with  respect to (a)
the  payment  of  dividends  or  distributions  to any  Borrower,  (b) the  payment  of any  Indebtedness  or other obligation  owed to any  Borrower or (c) the making or  repayment  of  intercompany  loans by a  Subsidiary  of any
Borrower to such Borrower.

SECTION 11.15     No Speculative  Transactions.  Engage in any transaction  involving  commodity  options,  futures contracts or similar  transactions,  except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and the values of foreign  currencies  receivable or payable by it and interest  swaps,  caps or collars.

SECTION 11.16     Subordinated Indebtedness.

(a)      Make any payment of all or any part of any  Subordinated  Indebtedness or take any other action or omit to take any other  action  in  respect  of any  Subordinated  Indebtedness,  except  in  accordance  with the subordination  agreement relative thereto or, in the case of the Senior  Subordinated Notes, in accordance with the Senior Subordinated Documents.

(b)      Change, amend, modify or supplement  (collectively,  "Change") the terms of any Subordinated  Indebtedness
         (or any  indenture  or  agreement  in  connection  therewith)  if the  effect of such  Change  is to:  (i)
         increase the interest rate on such  Subordinated  Indebtedness;  (ii) change the dates upon which payments of  principal  or  interest  are due on such  Subordinated  Indebtedness  other than to extend such dates;
         (iii)  change any default or event of default  other than to delete or make less  restrictive  any default provision  therein,  or add any covenant with respect to such Subordinated  Indebtedness;  (iv) change the redemption  or  prepayment  provisions of such  Subordinated  Indebtedness  other than to extend the dates thereof or to reduce the premiums  payable in connection  therewith;  (v) grant any security or collateral to secure payment of such  Subordinated  Indebtedness;  or (vi) change any other term if such change would materially  increase the  obligations  of the obligor or confer  additional  material  rights to holder of such Subordinated Indebtedness in a manner adverse to such Borrower, Agent or any Lender.

(c)      Renew,  refinance  or extend  any  Subordinated  Indebtedness  without  the prior  written  consent of the
         Agent.  Such Borrower shall notify Agent,  at least three (3) months prior to the maturity,  expiration or termination  date of any  Subordinated  Indebtedness,  of such  Borrower's  intent to renew,  refinance or extend such indebtedness  (collectively,  a "Refinancing"),  which notice shall include the proposed terms and conditions of the Refinancing and the proposed documentation thereof.

SECTION 11.17     Terminations;   Amendments  Not  Authorized.   File  any  financing  statement  or  amendment  or
termination  statement with respect to any financing statement without the prior written consent of Agent,  subject to such Borrower's rights under Section 9-509(d)(2) of the Uniform Commercial Code.

SECTION 11.18     No  Restriction  on Payments to Agent.  Enter into any Contract  that  restricts or prohibits the grant of a security interest in Accounts,  Chattel Paper,  Instruments,  payment intangibles or other Collateral or the proceeds of any of the foregoing to Agent.

ARTICLE XII.
                                                      DEFAULT

SECTION 12.1      Events of Default.  Each of the  following  shall  constitute  an Event of Default,  whatever the reason for such event and whether it shall be  voluntary  or  involuntary  or be effected  by  operation  of law or pursuant  to any  judgment  or  order  of any  court  or any  order,  rule or  regulation  of any  governmental  or non-governmental body:

(a)      Default in  Payment.  Any  Borrower  shall  default in any  payment of  principal  of or  interest  on any
         Revolving  Credit  Loans or any Note when and as due (whether at maturity,  by reason of  acceleration  or otherwise).

(b)      Other Payment  Default.  Any Borrower  shall  default in the payment,  as and when due, of principal of or interest on, any other Secured  Obligation,  and such default shall continue for a period of ten (10) days after written notice thereof has been given to such Borrower by the Agent.

(c)      Misrepresentation.  Any  representation  or warranty made or deemed to be made by any Borrower  under this
         Agreement  or any other Loan  Document,  or any  amendment  hereto or thereto,  shall at any time prove to have been incorrect or misleading in any material respect when made.

(d)      Default  in  Performance.  Any  Borrower  shall  default in the  performance  or  observance  of any term, covenant, condition or agreement to be performed by such Borrower, contained in,

         (i)      Articles 7 or 11 and Sections 8.8(a)-(d), 10.1 and 10.3;

         (ii)     Articles 8  (except  Section  8.8(a)-(d)),  9,  or  10 (except  Sections  10.1 and 10.3) and such default,  if such  default is capable of being cured, shall continue for a period of fifteen (15)
                  days after the  sooner  to  occur of written  notice of such  default  having  been given to such
                  Borrower  by Agent or such default first becoming known to any Section 16 reporting officer; or

         (iii)    any other provision of this Agreement  (other than as specifically provided for otherwise in this
                  Section 12.1) and such  default, if capable of being cured, shall continue for a period of thirty
                  (30) days  after the  sooner to occur of  written  notice of such  default  having  been given to such Borrower by Agent or such default first becoming known to any Section 16 reporting officer.

(e)      Indebtedness Cross-Default.  With respect to Permitted Indebtedness for Money Borrowed,

         (i)      Any Borrower or any  Subsidiary  thereof  shall fail to pay when due and  payable  the  principal of or interest on any  Indebtedness (other than the  Revolving  Credit  Facility)  in  an  amount outstanding in excess of $500,000, or

         (ii)     the maturity of any  such  Indebtedness,  individually  or  in  the  aggregate  with  other  such
                  Indebtedness,  in  a principal  amount  exceeding  $500,000  shall  have (A) been  accelerated in accordance  with the provisions  of  any indenture,  contract  or  instrument  providing for  the creation  of  or  concerning such Indebtedness, or (B) been required to be  prepaid  prior to the stated maturity thereof.

(f)      Other  Cross-Defaults.  Any Borrower or any of its Subsidiaries  shall default in the payment when due, or in the  performance  or observance,  of any  obligation or condition of any  agreement,  contract or lease
         (other than this Agreement,  the Security  Documents or any such agreement,  contract or lease relating to
         Permitted  Indebtedness  for Money  Borrowed)  if the  existence  of any such  defaults,  singly or in the aggregate, could in the reasonable judgment of the Agent have a Materially Adverse Effect.

(g)      Voluntary  Bankruptcy  Proceeding.  Any Borrower or any of its Subsidiaries shall (i) commence a voluntary case under the federal  bankruptcy laws (as now or hereafter in effect),  (ii) file a petition  seeking to
         take  advantage  of  any  other  laws,   domestic  or  foreign,   relating  to   bankruptcy,   insolvency,
         reorganization,  winding up or composition  for  adjustment of debts,  (iii) consent to or fail to contest in a timely and  appropriate  manner any  petition  filed  against  it in an  involuntary  case under such bankruptcy  laws or other  laws,  (iv)  apply  for or  consent  to,  or fail to  contest  in a timely  and appropriate  manner, the appointment of, or the taking of possession by, a receiver,  custodian,  trustee, or  liquidator  of itself or of a  substantial  part of its  property,  domestic or foreign,  (v) admit in writing  its  inability  to pay its debts as they  become  due,  (vi) make a  general  assignment  for the benefit  of  creditors,  or (vii) take any  corporate  action for the  purpose of  authorizing  any of the foregoing.

(h)      Involuntary  Bankruptcy  Proceeding.  A case or other proceeding  shall be commenced  against any Borrower or any of its  Subsidiaries  in any court of competent  jurisdiction  seeking (i) relief under the federal bankruptcy  laws (as now or  hereafter in effect) or under any other laws,  domestic or foreign,  relating to bankruptcy,  insolvency,  reorganization,  winding up or adjustment of debts, (ii) the appointment of a trustee,  receiver,  custodian,  liquidator or the like of any Borrower, any of its Subsidiaries or of all or any substantial part of the assets,  domestic or foreign,  of such Borrower or any of its Subsidiaries, and  such  case or  proceeding  shall  continue  undismissed  or  unstayed  for a  period  of  sixty  (60)
         consecutive  calendar days, or an order granting the relief  requested in such case or proceeding  against such Borrower or any of its  Subsidiaries  (including,  but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

(i)      Loan  Documents.  Any event of default or Event of Default  under any other Loan  Document  shall occur or any Borrower shall default in the performance or observance of any material term,  covenant,  condition or agreement  contained in, or the payment of any other sum  covenanted  to be paid by such  Borrower  under, any such Loan Document or any provision of this  Agreement,  or of any other Loan Document  after delivery thereof  hereunder,  shall  for any  reason  cease to be  valid  and  binding,  other  than a  nonmaterial provision  rendered  unenforceable  by operation of law, or such  Borrower or other party  thereto  (other than the Agent or a Lender)  shall so state in  writing,  or this  Agreement  or any other Loan  Document, after delivery thereof hereunder,  shall for any reason (other than any action taken  independently by the
         Agent or a Lender  and  except to the  extent  permitted  by the terms  thereof)  cease to create a valid, perfected  and,  except as otherwise  expressly  permitted  herein,  first  priority  Lien on, or security interest in, any of the Collateral purported to be covered thereby.

(j)      Judgment.  Any  judgment or order for the  payment of money  warrant,  writ of  attachment,  execution  or similar  process shall have been entered  against any Borrower  which exceeds in amount or value  $500,000 either  individually  or in the  aggregate  with any other  judgments  that have been entered  against any
         Borrowers  by any court and such  judgment,  order,  warrant,  writ of  attachment,  execution  or similar process shall continue undischarged or unstayed for thirty (30) days.

(k)      Governmental  Action.  The indictment by any  Governmental  Authority,  or as the Agent may reasonably and in good faith  determine,  the threatened  indictment by any  Governmental  Authority,  of any Borrower of
         which such  Borrower  or the Agent  receives  notice,  in either  case,  as to which there is, in the good faith  determination  of the Agent,  a reasonable  possibility  of an adverse  outcome  under any criminal statute,  or  commencement  or  threatened  commencement  of criminal or civil  proceedings  against  such
         Borrower,  pursuant to which statute or proceedings the penalties or remedies sought or available  include forfeiture of (i) any of the  Collateral  having a value in excess of $500,000 or (ii) any other  property of any Borrower which is necessary or material to the conduct of its business; or

(l)      Material  Loss or Damage.  There shall occur (i) any  material  damage to, or loss,  theft or  destruction of, any  material  assets of any of the  Borrowers,  (ii) any strike,  lockout,  labor  dispute,  embargo, condemnation,  act of God or public  enemy,  or other  casualty,  which in any such case causes,  for more than ten (10) consecutive days, the cessation or substantial  curtailment of revenue producing  activities at any facility of any of the  Borrowers or (iii) any loss,  suspension  or  revocation  of, or failure to renew,  any license or permit,  qualification  or contract right now held or hereafter  acquired by any of the Borrowers,  if such event or circumstance is not covered by business interruption  insurance and would have a Material Adverse Effect.

(m)      ERISA.  (i) Any  Termination  Event with  respect to a Benefit  Plan shall occur that,  after  taking into account the excess,  if any, of (A) the present  value on such day of all vested  nonforfeitable  benefits under  such other  Plan,  over (B) the fair  market  value of the  assets of any other  Benefit  Plan with respect to which a  Termination  Event  occurs on the same day (but only to the extent that such excess is the property of a Borrower),  results in an Unfunded  Vested Accrued  Benefit in excess of $0.00,  or (ii)
         any Plan shall  incur an  "accumulated  funding  deficiency"  (as  defined  in Section  412 of the Code or
         Section  302 of  ERISA)  for  which a waiver  has not been  obtained  in  accordance  with the  applicable provisions  of the Code and  ERISA,  or  (iii)  any  Borrower  is in  "default"  (as  defined  in  Section
         4219(c)(5)  of ERISA) with respect to payments to a  Multiemployer  Plan  resulting  from such  Borrower's complete or partial  withdrawal  (as  described in Section 4203 or 4205 of ERISA) from such  Multiemployer
         Plan.

(n)      Qualified  Audits.  The  independent  certified  public  accountants  retained  by  the  Borrowers  or any
         Borrower  shall  refuse to deliver an opinion in  accordance  with  Section  10.1(a)  with  respect to the annual financial statements of the Borrowers or such Borrower.

(o)      Change of Control.  If any Change of Control shall occur.

SECTION 12.2      Remedies.

(a)      Automatic  Acceleration  and  Termination  of  Facilities.  Upon the  occurrence  of an  Event of  Default specified in Sections  12.1(g) or (h),  (i) the  principal  of and the  interest on the  Revolving  Credit
         Loans and any Note at the time  outstanding,  and all other amounts owed to the Agent or the Lenders under this  Agreement or any of the Loan Documents and all other Secured  Obligations,  shall  thereupon  become immediately  due and payable without  presentment,  demand,  protest,  or other notice of any kind, all of which are  expressly  waived,  anything in this  Agreement  or any of the Loan  Documents  to the contrary notwithstanding,  and (ii) any  obligation of the Lenders or the Agent to make Advances or incur Letter of
         Credit  Obligations,  and the right of any  Borrower to request  Advances or Letters of Credit  under this
         Agreement shall immediately terminate without notice.

(b)      Other  Remedies.  If any Event of Default  (other than an Event of Default  specified in Sections  12.1(g)
         or (h) shall have  occurred,  and  during the  continuance  of any such  Event of  Default,  the Agent may without  notice,  and at the  direction  of the  Required  Lenders in their sole and  absolute  discretion shall, do any of the following:

         (i)      declare the principal of and  interest  on the Revolving Credit Loans  and any Note  at the  time outstanding,  and all other amounts owed to the Agent or the Lenders under this  Agreement or any of the Loan  Documents  and all other  Secured  Obligations,  to be  forthwith  due and  payable, whereupon  the same  shall  immediately  become  due and  payable  without  presentment,  demand, protest  or other  notice  of any kind,  all of which  are  expressly  waived,  anything  in this
                  Agreement or the Loan Documents to the contrary notwithstanding;

         (ii)     terminate any obligation of the Lenders or the Agent to make  Advances  or incur Letter of Credit
                  Obligations, and any other right of the Borrowers to request the same hereunder;

         (iii)    without prior notice to any Borrower, notify,  or at Agent's  election  request, the Borrowers to notify Account Debtors and other Persons obligated on the Collateral that  Agent  has a  security interest  therein,  and that payments  shall be made directly to Agent.  Once any such notice has been given to any Account  Debtor or other  Person  obligated  on the  Collateral,  the  affected
                  Borrower  shall  not give any  contrary  instructions  to such  Account  Debtor  or other  Person without  Agent's  prior  written  consent.  If,  notwithstanding  the giving of any  notice,  any
                  Account  Debtor or other such obligor shall make payments to any  Borrower,  such Borrower  shall hold all such  payments  it  receives  in trust for the Agent,  for the  account of the  Lenders, without  commingling  the same with other funds or property  of, or held by, such  Borrower,  and shall deliver the same to the Agent or any such agent or designee of the Agent  immediately  upon
                  receipt  by  such  Borrower  in  the  identical  form  received,   together  with  any  necessary
                  endorsements.

         (iv)     settle or adjust disputes and claims directly with Account Debtors and other obligors on Accounts for  amounts  and  on terms which the Agent reasonably considers advisable and in all  such cases only the net  amounts  received  by the  Agent,  for the  account of the  Lenders,  in payment of such  amounts,  after  deductions  of  costs  and  reasonable  attorneys' fees, shall  constitute
                  Collateral  and  no  Borrower  shall  have  any  further  right to make any such  settlements  or adjustments or to accept any returns of merchandise;

         (v)      through self-help,  without notice, demand or judicial or other process,  enter upon any premises in  which  Collateral  including without limitation,  any Inventory,  may be located and, without resistance  or  interference  by  any Borrower,  take  physical  possession of any or all thereof and  maintain such  possession  on such  premises  or move the same or any part  thereof to  such other place or places as the Agent shall choose, without being liable to such Borrower on account of any loss, damage  or  depreciation  that may  occur as a result  thereof, so long as the Agent shall act reasonably and in good faith;

         (vi)     require each Borrower to and each Borrower  shall, at its own cost and expense and without charge to the Agent or any Lender,  assemble the Collateral including without limitation, the Inventory, and maintain or deliver it into the  possession  of the Agent or any agent or  representative  of the Agent at such place or places as the Agent may  designate  and as are  reasonably  convenient to both the Agent and such Borrower;

         (vii)    at the expense of each  Borrower,  cause  any of the  Collateral  to be  placed  in a  public  or field  warehouse,  and  the  Agent  shall  not be liable to such Borrower on account of any loss, damage  or  depreciation  that  may  occur  as a result  thereof,  so long as the Agent shall act reasonably and in its reasonable credit judgment;

         (viii)   through self-help and without notice, demand or judicial or other process, and without payment of any rent or any other charge,  enter any or all of each  Borrower's  premises and, without breach of the peace, until the Agent, on behalf of the Lenders, completes the  enforcement of its rights in the  Collateral,  take  possession of such premises or place  custodians in exclusive  control thereof,  remain on such  premises and use the same and any of such  Borrower's  Collateral,  for the  purpose of (A)  preparing  any  Inventory  for  disposition  and  disposing  thereof and (B)
                  collecting  any  Account,  and the Agent,  for the benefit of the  Lenders,  is hereby  granted a license or sublicense  and all other rights as may be necessary,  appropriate or desirable to use the proprietary  rights in connection  with the foregoing,  and the rights of such Borrower under all licenses,  sublicenses and franchise  agreements  shall inure to the Agent for the benefit of the Lenders (provided,  however,  that any use of any federally  registered  trademarks as to any goods  shall be  subject  to the  control  as to the  quality  of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

         (ix)     exercise any and all of its rights under any and all of the Security Documents;

         (x)      apply any  Collateral  consisting of cash to the payment of the Secured Obligations in accordance with Section 12.3 hereof or in any order in which the Agent,  on behalf of the Lenders, may elect or use such cash in connection  with  the exercise of any of its other rights  hereunder or under any of the Security Documents;

         (xi)     establish or cause to be established one or more Lockboxes or other  arrangement for  the deposit of proceeds  of  Accounts, and,  in such  case,  each Borrower shall cause to be forwarded to the
                  Agent at the  Agent's Office, on a daily  basis,  copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes,  together with Collection  Reports in accordance with Section 8.8(b), in form and substance satisfactory to the Agent; and

         (xii)    exercise all of the rights and remedies of a secured  party under the Uniform Commercial Code and under any other Applicable Law,  including,  without limitation, the right, without notice except as specified  below and with or without taking the  possession thereof, to sell the Collateral or any part thereof in one or more  parcels at public or private  sale,  at any  location  chosen by the  Agent,  for cash,  on credit or for  future  delivery,  and at such price or prices and upon such other  terms as are  commercially  reasonable.  Each  Borrower  agrees  that,  to the extent notice of sale shall be required  by law,  at least ten (10) days notice to such  Borrower of the time and place of any public sale or the time after  which any  private  sale is to be made shall constitute  reasonable  notification,  but notice given in any other reasonable  manner or at any other  reasonable  time  shall  constitute  reasonable  notification.  The  Agent  shall  not  be obligated  to make any sale of  Collateral  regardless  of notice of sale having been given.  The
                  Agent may adjourn any public or private  sale from time to time by  announcement  at the time and place fixed therefor,  and such sale may,  without further notice,  be made at the time and place to which it was so adjourned.

SECTION 12.3      Application of Proceeds.  All proceeds from each sale of, or other  realization  upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

(a)      First:  to the  payment  of all  costs  and  expenses  incurred  in  connection  with  such  sale or other realization,  including  attorneys' fees and expenses actually incurred  (including,  without  limitation, the expenses and other allocated costs of internal counsel),

(b)      Second:  to the  payment  of the  Secured  Obligations  in  accordance  with the  priorities  set forth in
         Section 4.3(c) hereof (with each Borrower  remaining liable for any  deficiency),  or any order that Agent may elect,

(c)      Third:  the  balance  (if  any) of such  proceeds  shall  be paid to the  Borrowers,  subject  to any duty imposed by law, or otherwise to whomsoever shall be entitled thereto.

Each Borrower shall remain  liable,  jointly and severally,  and will pay, on demand,  any deficiency  remaining in respect of the Secured  Obligations,  together with interest  thereon at a rate per annum equal to the highest rate then  payable  hereunder  on such  Secured  Obligations,  which  interest  shall  constitute  part  of the  Secured
Obligations.

SECTION 12.4      Miscellaneous Provision Concerning Remedies.

(a)      Rights  Cumulative.  The rights and remedies of the Agent and the Lenders under this Agreement,  the Notes and each of the Loan  Documents  shall be cumulative  and not exclusive of any rights or remedies which it or they would  otherwise  have.  In  exercising  such rights and remedies the Agent and the Lenders may be selective  and no failure or delay by the Agent or any Lender in  exercising  any right shall operate as a waiver of it,  nor shall  any  single or  partial  exercise  of any power or right  preclude  its other or further exercise or the exercise of any other power or right.

(b)      Marshaling.  Neither  the Agent nor the  Lenders  shall be  required  to  marshal  the  Collateral  or any guarantee of any  obligation  arising under this  Agreement or any other Loan Document or to resort to the
         Collateral or any such  guarantee in any  particular  order and each  Borrower  hereby waives any right to require any marshaling of assets or any other similar right.

(c)      Limitation of  Liability.  Nothing  contained in this Article 12 or elsewhere in this  Agreement or in any of the other Loan  Documents  shall be construed as requiring or obligating  the Agent,  any Lender or any agent or  designee  of the Agent or any Lender to (i) make any demand  upon,  or pursue or exhaust  any of their  rights or remedies  against,  any  Borrower,  any other  obligor,  guarantor,  pledgor or any other
         Person with respect to the payment of any Letter of Credit Obligation,  Secured  Obligation,  or any other obligation  arising  under  this  Agreement  or any of the other Loan  Documents,  or the monies due or to become due  thereunder,  including  by making an inquiry as to the nature or  sufficiency  of any  payment received by it, (ii) to pursue or exhaust any of their  rights or  remedies,  such as by filing a claim or notice,  with  respect to any  Collateral,  the monies due or to become due  thereunder,  or any direct or indirect  guarantee  thereof,  and (iii) to take any steps  necessary to preserve any rights against prior parties.  To the extent it may  lawfully  do so,  each  Borrower  absolutely  and  irrevocably  waives and relinquishes  the benefit and advantage  of, and covenants not to assert  against the Agent or any Lender, any  valuation,  stay,  appraisement,  extension,  redemption  or  similar  laws and any and all rights or defenses  it may have as a surety  now or  hereafter  existing  which,  but for this  provision,  might be applicable  to the sale of any  Collateral  made  under the  judgment,  order or decree of any  court,  or privately  under the power of sale  conferred  by this  Agreement,  or  otherwise.  Without  limiting  the generality  of the  foregoing,  each  Borrower (A) agrees that it will not invoke or utilize any law which might  prevent,  cause a delay in or otherwise  impede the  enforcement  of the rights of the Agent or any
         Lender in the  Collateral,  (B)  waives its rights  under all such laws,  and (C) agrees  that it will not invoke or raise as a defense to any  enforcement  by the Agent or any  Lender of any  rights and  remedies relating  to the  Collateral,  the Letter of Credit  Obligations,  the Secured  Obligations,  or any other obligations  hereunder,  any legal or contractual  requirement with which the Agent or any Lender may have in good faith  failed to comply.  The Agent,  the  Lenders  and their  agents or  designees  shall have no liability  to any  Borrower for actions  taken  pursuant to this  Article 12, any other  provision of this
         Agreement  or any of the other Loan  Documents  so long as the Agent or such Lender  shall act  reasonably and in its reasonable credit judgment.

(d)      Appointment  of Receiver.  In any action  under this  Article 12,  the Agent shall be entitled  during the continuance  of an  Event  of  Default  to the  appointment  of a  receiver,  without  notice  of any kind whatsoever,  to take  possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

(e)      Power of Attorney.  On the Effective  Date each  Borrower  shall execute and deliver to Agent the Power of
         Attorney.  The power of attorney  granted  pursuant to the Power of  Attorney is a power  coupled  with an interest and shall be  irrevocable  until the  Termination  Date. The powers  conferred on Agent,  for the benefit of Agent and Lenders,  under the Power of Attorney are solely to protect  Agent's  interests  (for the  benefit  of Agent and  Lenders)  in the  Collateral  and shall not  impose any duty upon Agent or any
         Lender to exercise  any such  powers.  Agent  agrees that (i) except for the powers  granted in clause (i)
         of the  Power of  Attorney,  it shall  not  exercise  any power or  authority  granted  under the Power of
         Attorney  unless an Event of Default has occurred and is continuing,  and (ii) Agent shall account for any moneys  received by Agent in respect of any  foreclosure on or  disposition of Collateral  pursuant to the
         Power of  Attorney  provided  that none of Agent or any Lender  shall have any duty as to any  Collateral, and Agent and Lenders  shall be  accountable  only for amounts that they  actually  receive as a result of the  exercise  of  such  powers.  NONE  OF  AGENT,  LENDERS  OR  THEIR  RESPECTIVE  AFFILIATES,  OFFICERS,
         DIRECTORS,  EMPLOYEES,  AGENTS OR  REPRESENTATIVES  SHALL BE  RESPONSIBLE  TO ANY  BORROWER FOR ANY ACT OR
         FAILURE TO ACT UNDER ANY POWER OF  ATTORNEY  OR  OTHERWISE,  EXCEPT IN  RESPECT  OF  DAMAGES  ATTRIBUTABLE
         SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL  MISCONDUCT AS FINALLY  DETERMINED BY A COURT OF COMPETENT
         JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

(f)      Commercially  Reasonable  Remedies.  To the extent  that  Applicable  Law  imposes  duties on the Agent to exercise remedies in a commercially  reasonable manner,  each Borrower  acknowledges and agrees that it is not commercially  unreasonable for the Agent (i) to fail to incur expenses  reasonably deemed  significant by the Agent to prepare  Collateral  for  disposition  or  otherwise  to complete  raw material or work in process into  finished  goods or other  finished  products for  disposition,  (ii) to fail to obtain third party  consents  for access to  Collateral  to be disposed  of, or to obtain or, if not  required by other law,  to fail to obtain  governmental  or third  party  consents  for the  collection  or  disposition  of
         Collateral to be collected or disposed of, (iii) to fail to exercise  collection  remedies against Account
         Debtors or other  Persons  obligated on  Collateral  or to remove Liens on or any adverse  claims  against
         Collateral,  (iv) to exercise  collection  remedies against Account Debtors and other Persons obligated on
         Collateral  directly or through the use of collection  agencies and other collection  specialists,  (v) to advertise  dispositions of Collateral  through  publications or media of general  circulation,  whether or not the Collateral is of a specialized nature,  (vi) to contact other Persons,  whether or not in the same business  as  such  Borrower,  for  expressions  of  interest  in  acquiring  all or any  portion  of such
         Collateral,  (vii)  to  hire  one or  more  professional  auctioneers  to  assist  in the  disposition  of
         Collateral,  whether or not the Collateral is of a specialized nature,  (viii) to dispose of Collateral by utilizing  internet  sites that provide for the auction of assets of the types  included in the Collateral or that have the  reasonable  capacity of doing so, or that match  buyers and  sellers of assets,  (ix) to dispose of assets in wholesale rather than retail markets,  (x) to disclaim disposition  warranties,  such as title,  possession or quiet enjoyment,  (xi) to purchase insurance or credit enhancements to insure the
         Agent  against  risks of loss,  collection  or  disposition  of  Collateral  or to  provide to the Agent a guaranteed  return  from the  collection  or  disposition  of  Collateral,  or (xii) to the extent  deemed appropriate by the Agent,  to obtain the services of other brokers,  investment  bankers,  consultants and other  professionals  to assist the Agent in the collection or disposition of any of the Collateral.  Each
         Borrower  acknowledges that the purpose of this Section 12.4(f) is to provide  non-exhaustive  indications of what actions or omissions by the Agent would not be commercially  unreasonable in the Agent's  exercise of remedies  against the  Collateral  and that other actions or omissions by the Agent shall not be deemed commercially  unreasonable  solely on account of not being  indicated  in this  Section  12.4(f).  Without limitation upon the foregoing,  nothing  contained in this Section 12.4(f) shall be construed to grant any rights to any  Borrower  or to impose any  duties on Agent that would not have been  granted or imposed by this Agreement or by Applicable Law in the absence of this Section 12.4(f).

SECTION 12.5      Trademark  License.  Each Borrower  hereby  grants to the Agent,  for the benefit of the Lenders, to the extent of such  Borrower's  rights  therein and to the extent  permitted by the various  license  agreements relating  thereto,  the nonexclusive  right and license to use the trademarks and tradenames or other  Intellectual
Property set forth on Schedules  6.1(aa) and 6.1(bb) and any other such trademark,  tradename or property then used by such  Borrower,  for the purposes set forth in Section  12.2(b)(viii)  and for the purpose of enabling the Agent to realize on the  Collateral  and to permit any purchaser of any portion of the  Collateral  through a foreclosure sale or any other  exercise of the Agent's  rights and remedies  under the Loan Documents to use, sell or otherwise dispose of the Collateral  bearing any such  trademark.  Such right and license is granted free of charge,  without the  requirement  that any monetary  payment  whatsoever be made to such Borrower or any other Person by the Agent.
Each  Borrower  hereby  represents,  warrants,  covenants  and  agrees  that,  except as set  forth in the  license agreements,  it presently has, and shall  continue to have,  the right,  without the approval or consent of others, to grant the license set forth in this Section 12.5.

ARTICLE XIII.
                                                    ASSIGNMENTS

SECTION 13.1      Successors  and Assigns.  This  Agreement  shall be binding upon and inure to the benefit of each
Borrower,  the Lenders,  the Agent, all future holders of the Notes,  and their respective  successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations  under this  Agreement  without the prior written  consent of each Lender,  and any such  attempted  assignment  or transfer by any Borrower  except in strict compliance with the provisions hereof shall be null and void, and of no force or effect.

SECTION 13.2      Assignments; Participations.

(a)      Each Lender may assign to one or more  Eligible  Assignees all or a portion of its  interests,  rights and obligations  under this  Agreement  (including,  without  limitation,  all or a portion  of the  Revolving
         Credit  Loans at the time owing to it and the Notes  held by it);  provided,  however,  that (i) each such assignment  shall be of a constant,  and not a varying,  percentage of all the assigning  Lender's  rights and obligations  under this Agreement,  (ii) the amount of the Commitment of the assigning  Lender that is subject to each such  assignment  (determined  as of the date the  Assignment and Transfer with respect to such  assignment  is  delivered  to the Agent)  shall in no event be less than  $5,000,000  (the  "Minimum
         Commitment"),  (iii) in the case of a partial  assignment,  the amount of the Commitment  that is retained by the  assigning  Lender  (determined  as of the date the  Assignment  and Transfer  with respect to such assignment  is  delivered to the Agent)  shall in no event be less than the Minimum  Commitment,  (iv) the parties to each such assignment  shall execute and deliver to the Agent,  for its acceptance and recording in the Register (as  hereinafter  defined) an  Assignment  and  Transfer,  together with any Note or Notes subject  to  such  assignment  and  such  assignee's  commitment  percentage  of the  Agent's  syndication expenses,  (v) such assignment  shall not,  without the consent of each Borrower,  require any Borrower to file a  registration  statement  with the  Securities  and Exchange  Commission or apply to or qualify the
         Revolving  Credit  Loans or the  Notes  under  the blue sky  laws of any  state,  (vi) the  representation contained in Section 13.3 hereof shall be true with respect to any such  proposed  assignee and (vii) such
         Lender  provides  notice to each Borrower of the identity of the Eligible  Assignee.  Upon such execution, delivery,  acceptance  and recording,  from and after the effective date specified in each  Assignment and
         Transfer,  which effective date shall be at least five (5) Business Days after the execution thereof,  (x)
         the  assignee  thereunder  shall be a party  hereto and, to the extent  provided  in such  Assignment  and
         Transfer,  have the rights and obligations of a Lender hereunder,  and (y) the Lender assignor  thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

(b)      By executing and delivering an Assignment and Transfer,  the Lender  assignor  thereunder and the assignee thereunder  confirm to and agree with each other and the other parties  hereto as follows:  (i) other than the  representation  and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse  claim,  such Lender  assignor makes no  representation  or warranty and assumes no responsibility  with respect to any statements,  warranties or  representations  made in or in connection  with this  Agreement or the execution,  legality,  validity,  enforceability,  genuineness, sufficiency  or value of this Agreement or any other  instrument or document  furnished  pursuant  hereto;
         (ii) such Lender assignor makes no representation  or warranty and assumes no responsibility  with respect to the  financial  condition of any Borrower or the  performance  or  observance by any Borrower of any of its  obligations  under this  Agreement or any other  instrument or document  furnished  pursuant  hereto;
         (iii) such assignee  confirms that it has received a copy of this  Agreement,  together with copies of the financial  statements  referred to in Section  6.1(m) and such other  documents and  information as it has deemed  appropriate  to make its own  credit  analysis  and  decision  to enter into such  Assignment  and
         Transfer;  (iv) such  assignee  will,  independently  and  without  reliance  upon the Agent,  such Lender assignor or any other Lender,  and based on such documents and  information  as it shall deem  appropriate at the time,  continue  to make its own  credit  decisions  in  taking or not  taking  action  under  this
         Agreement;  (v) such assignee  confirms that it is an Eligible  Assignee;  (vi) such assignee appoints and authorizes  the Agent to take such  action as agent on its behalf and to exercise  such powers  under this
         Agreement  and the other Loan  Documents  as are  delegated  to the Agent by the terms hereof and thereof, together with such powers as are reasonably  incidental  thereto;  and (vii) such assignee  agrees that it will perform in accordance  with their terms all of the  obligations  which by the terms of this Agreement are required to be performed by it as a Lender.

(c)      The Agent shall  maintain a copy of each  Assignment  and Transfer  delivered to it and a register for the recordation  of the names and  addresses of the Lenders and the  Commitment  Percentage  of, and principal amount of the  Revolving  Credit  Loans  owing to, each  Lender  from time to time (the  "Register").  The entries in the Register  shall be conclusive,  in the absence of manifest  error,  and each Borrower,  the
         Agent and the Lenders may treat each person whose name is recorded in the  Register as a Lender  hereunder for all purposes of this  Agreement.  The Register  shall be available for  inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d)      Upon its receipt of an Assignment and Transfer  executed by an assigning  Lender and an Eligible  Assignee together with any Note or Notes subject to such  assignment  and the written  consent to such  assignment, the Agent shall,  if such  Assignment and Transfer has been completed and is in the form of Exhibit D, (i)
         accept such  Assignment  and  Transfer,  (ii) record the  information  contained  therein in the Register,
         (iii) give prompt notice  thereof to the Lenders and each  Borrower,  and (iv) promptly  deliver a copy of such  Assignment  and Transfer to each  Borrower.  Within five (5) Business  Days after receipt of notice, each Borrower  shall  execute and deliver to the Agent in exchange for the  surrendered  Note or Notes,  a new Note or Notes to the order of such  Eligible  Assignee in amounts equal to the  Commitment  Percentage assumed by such  Eligible  Assignee  pursuant to such  Assignment  and Transfer and a new Note or Notes to the order of the assigning  Lender in an amount equal to the  Commitment  retained by it  hereunder.  Such new Note or Notes shall be in an aggregate  principal  amount equal to the aggregate  principal  amount of such  surrendered  Note or Notes,  shall be dated the effective  date of such  Assignment and Transfer and shall  otherwise be in  substantially  the form of the assigned  Notes  delivered to the assignor  Lender.
         Assignor  Lenders shall cancel and return the old Note or Notes to the Borrowers'  promptly after delivery of the new Note or Notes to the applicable Lenders.

(e)      Each Lender may, without the consent of any Borrower,  sell  participations  to one or more banks or other entities  in all or a portion of its rights and  obligations  under  this  Agreement  (including,  without limitation,  all or a portion of its commitments  hereunder and the Revolving Credit Loans owing to it and the Notes  held by it);  provided,  however,  that (i) each such  participation  shall be in an amount not less than the  Minimum  Commitment,  (ii) such  Lender's  obligations  under  this  Agreement  (including, without  limitation,  its commitments  hereunder) shall remain  unchanged,  (iii) such Lender shall remain solely  responsible to the other parties hereto for the performance of such obligations,  (iv) such Lender shall remain the holder of the Notes held by it for all  purposes of this  Agreement,  (v) each  Borrower, the  Agent  and the other  Lenders  shall  continue  to deal  solely  and  directly  with  such  Lender in connection  with such Lender's rights and obligations  under this  Agreement;  provided,  that such Lender may agree with any participant that such Lender will not,  without such  participant's  consent,  agree to or approve any waivers or  amendments  which would reduce the  principal  of or the  interest  rate on any
         Revolving  Credit Loans,  extend the term or increase the amount of the  commitments of such  participant, reduce the amount of any fees to which such  participant  is entitled,  extend any scheduled  payment date for principal or release  Collateral  securing the Revolving Credit Loans (other than Collateral  disposed of pursuant to the terms of this  Agreement  or the  Security  Documents),  and (vi) any such  disposition shall not,  without the consent of such Borrower,  require such Borrower to file a registration  statement with the  Securities and Exchange  Commission to apply to qualify the Revolving  Credit Loans or the Notes under the blue sky law of any state.

(f)      Any Lender  may,  in  connection  with any  assignment,  proposed  assignment,  participation  or proposed participation pursuant to this Section 13.2, disclose to the assignee,  participant,  proposed assignee or proposed  participant,  any information relating to each Borrower furnished to such Lender by or on behalf of such Borrower;  provided that, prior to any such disclosure,  each  such-assignee,  proposed  assignee, participant  or proposed  participant  shall agree with such Borrower or such Lender (which in the case of an  agreement  with only such Lender,  such  Borrower  shall be  recognized  as a third party  beneficiary thereof) to  preserve  the  confidentiality  of any  confidential  information  relating to such  Borrower received from such Lender.

(g)      Each Borrower shall assist any Lender permitted to sell assignments or  participations  under this Section
         13.2 as  reasonably  required to enable the assigning or selling  Lender to effect any such  assignment or participation,  including,  without limitation, (i) prompt assistance in the preparation of an information memorandum and the  verification of the completeness  and accuracy of the information  contained  therein;
         (ii)  preparation  of  offering  materials  and  projections  by such  Borrower  and its  advisors;  (iii)
         providing the Agent with all information  reasonably  deemed  necessary by Agent to successfully  complete the syndication,  assignment or  participation,  including,  without  limitation,  financial  information, evaluations  and  projections;  (iv)  confirmation  as to the accuracy and  completeness  of such offering materials,  information  and  projections;  (v)  participation  of such  Borrower's  senior  management in meetings and  conference  calls with  potential  lenders at such times and places as Agent may  reasonable request;  and (vi) the execution  and delivery of any and all  agreements,  notes and other  documents and instruments as shall be requested.

SECTION 13.3      Representation  of  Lenders.  Each  Lender  hereby  represents  that it will  make  each  Advance hereunder  as a commercial  loan for its own account in the ordinary  course of its  business;  provided,  however, that subject to Section 13.2 hereof,  the  disposition  of the Notes or other  evidence of the Secured  Obligations held by any Lender shall at all times be within its exclusive control.

ARTICLE XIV.
                                                     THE AGENT

SECTION 14.1      Appointment  of Agent.  Each of the Lenders  hereby  irrevocably  designates and appoints the CIT
Group/Commercial  Services,  Inc. as the Agent of such Lender under this  Agreement  and the other Loan  Documents.
Each such  Lender  irrevocably  authorizes  Agent,  as the Agent for such  Lender to take such action on its behalf under the  provisions of this  Agreement and the other Loan  Documents and to exercise such powers and perform such duties as are  expressly  delegated  to the Agent by the terms of this  Agreement  and such other  Loan  Documents, including,  without  limitation,  to make  determinations  as to the  eligibility  of Accounts and Inventory and to adjust the advance  ratios  contained in the  definition of "Borrowing  Base" (so long as such advance  ratios,  as adjusted,  do not exceed those set forth in the  definition of "Borrowing  Base"),  together with such other powers as are reasonably  incidental  thereto.  Notwithstanding  any provision to the contrary elsewhere in this Agreement or such other Loan Documents,  the Agent shall not have any duties or responsibilities,  except those expressly set forth herein and therein,  or any fiduciary  relationship  with any Lender,  and no implied  covenants,  functions, responsibilities,  duties,  obligations  or  liabilities  shall be read  into  this  Agreement  or the  other  Loan
Documents or otherwise exist against the Agent.
SECTION 14.2      Delegation  of Duties.  The Agent may  execute  any of its duties  under this  Agreement  and the other  Loan  Documents  by or  through  agents or  attorneys-in-fact  and shall be  entitled  to advice of  counsel concerning  all matters  pertaining  to such  duties.  The Agent shall not be  responsible  for the  negligence  or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 14.3      Exculpatory  Provisions.  Neither  the  Agent  nor  any of  its  trustees,  officers,  directors, employees,  agents,  attorneys-in-fact  or  Affiliates  shall  be  (i)  liable  to  any  Lender  (or  any  Lender's participants)  for any action  lawfully  taken or omitted to be taken by it or such Person  under or in  connection with this  Agreement or the other Loan Documents  (except for its or such Person's own gross  negligence or willful misconduct),  or (ii)  responsible  in any manner to any Lender (or any Lender's  participants)  for any  recitals, statements,  representations  or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any  certificate,  report,  statement or other  document  referred to or provided for in, or received by the Agent under or in connection  with,  this  Agreement or the other Loan  Documents or for the value,  validity,  effectiveness,  genuineness,  enforceability  or  sufficiency of this Agreement or the other
Loan Documents or for any failure of any Borrower to perform its  obligations  hereunder or  thereunder.  The Agent shall not be under any  obligation to any Lender to ascertain or to inquire as to the  observance or performance of any of the  agreements  contained in, or conditions  of, this  Agreement,  or to inspect the  properties,  books or records of any Borrower.

SECTION 14.4      Reliance  by  Agent.  The Agent  shall be  entitled  to rely,  and  shall be fully  protected  in relying,  upon  any  Note,  writing,  resolution,  notice,  consent,  certificate,  affidavit,  letter,  cablegram, telegram,  telecopy, telex or teletype message,  statement,  order or other document or conversation believed by it to be genuine  and correct and to have been  signed,  sent or made by the proper  Person or Persons and upon advice
and  statements  of  legal  counsel  (including,  without  limitation,  counsel  to  the  Borrowers),   independent
accountants  and other  experts  selected  by the Agent.  The Agent may deem and treat the payee of any Note as the owner thereof for all purposes  unless such Note shall have been  transferred in accordance  with Section 13.2. The
Agent shall be fully  justified in failing or refusing to take any action under this  Agreement  and the other Loan
Documents  unless it shall first  receive  such advice or  concurrence  of the Required  Lenders (or the  unanimous consent of the Lenders  with  respect to the matters set forth in Section  15.9(b)) as it deems  appropriate  or it shall first be indemnified to its  satisfaction  by the Lenders against any and all liability and expense which may be  incurred  by it by reason of taking or  continuing  to take any such  action.  The Agent  shall in all cases be fully protected in acting,  or in refraining  from acting,  under this Agreement and the Notes in accordance with a request of the Required  Lenders,  and such request and any action taken or failure to act pursuant  thereto  shall be binding upon all the Lenders and all future holders of the Notes.

SECTION 14.5      Notice of Default.  The Agent shall not be deemed to have  knowledge or notice of the  occurrence of any  Default or Event of Default  hereunder  unless the Agent has  received  notice  from a Lender or a Borrower referring  to this  Agreement,  describing  such  Default or Event of Default  and  stating  that such  notice is a
"notice of default".  In the event that the Agent  receives  such a notice,  the Agent shall  promptly  give notice thereof to the  Lenders.  The Agent  shall take such  action  with  respect to such  Default or Event of Default as shall be  reasonably  directed  by the  Required  Lenders;  provided  that  unless  and until the Agent  shall have received such  directions,  the Agent may (but shall not be obligated to) continue  making Advances to any Borrower on behalf of the Lenders in reliance on the  provisions of Section 4.6 and take such other action,  or refrain from taking  such  action,  with  respect to such  Default or Event of  Default as it shall deem  advisable  in the best interests of the Lenders.

SECTION 14.6      Non-Reliance  on Agent and Other Lenders.  Each Lender  expressly  acknowledges  that neither the
Agent  nor any of its  officers,  directors,  employees,  agents,  attorneys-in-fact  or  Affiliates  has  made any representations  or warranties to it and that no act by the Agent  hereinafter  taken,  including any review of the affairs  of each  Borrower,  shall be deemed to  constitute  any  representation  or  warranty  by the Agent to any
Lender.  Each Lender  represents  to the Agent that it has,  independently  and without  reliance upon the Agent or any  other  Lender,  and  based on such  documents  and  information  as it has  deemed  appropriate,  made its own appraisal  of and  investigation  into the  business,  operations,  property,  financial  and other  condition  and creditworthiness  of each  Borrower and made its own decision to make its  Advances  hereunder  and enter into this
Agreement.  Each Lender also  represents  that it will,  independently  and without  reliance upon the Agent or any other Lender,  and based on such documents and  information as it shall deem  appropriate at the time,  continue to make its own credit  analysis,  appraisals  and decisions in taking or not taking  action under this  Agreement and the other  Loan  Documents,  and to make  such  investigation  as it deems  necessary  to  inform  itself as to the business,  operations,  property,  financial and other condition and creditworthiness of each Borrower.  Except for notices,  reports and other documents  expressly  required to be furnished to the Lenders by the Agent hereunder or by the other Loan  Documents,  the Agent shall not have any duty or  responsibility  to provide any Lender with any credit or other  information  concerning  the business,  operations,  property,  financial  and other  condition or creditworthiness  of each  Borrower  which  may  come  into the  possession  of the  Agent or any of its  officers, directors, employees, agents, attorneys-in-fact or Affiliates.

SECTION 14.7      Indemnification.  The  Lenders  agree to  indemnify  the  Agent in its  capacity  as such (to the extent not  reimbursed  by a Borrower  and without  limiting the  obligation  of each  Borrower to do so),  ratably according  to their  respective  Commitment  Percentages,  from and against any and all  liabilities,  obligations, losses,  damages,  penalties,  actions,  judgments,  suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including,  without  limitation,  at any time following the payment of the Notes) be imposed on,  incurred by or  asserted  against the Agent in any way  relating  to or arising out of this  Agreement  or the other Loan  Documents,  or any  documents  contemplated  by or  referred  to herein or therein or the  transactions contemplated  hereby or thereby or any action taken or omitted by the Agent under or in connection  with any of the foregoing;  provided  that no  Lender  shall  be  liable  for  the  payment  of any  portion  of such  liabilities, obligations,  losses, damages,  penalties,  actions,  judgments,  suits, costs, expenses or disbursements resulting solely  from the  Agent's  gross  negligence  or willful  misconduct  or  resulting  solely  from  transactions  or occurrences  that occur at a time after such  Lender has  assigned  all of its  interests,  rights and  obligations under  this  Agreement  pursuant  to  Section  13.2  or,  in the case of a Lender  to which an  assignment  is made hereunder  pursuant to Section 13.2, at a time before such  assignment.  The  agreements in this  subsection  shall survive  the  payment of the Notes,  the  Secured  Obligations  and all other  amounts  payable  hereunder  and the termination of this Agreement.

SECTION 14.8      Agent in Its  Individual  Capacity.  The  Agent and its  Affiliates  may make  loans  to,  accept deposits from and generally  engage in any kind of business  with each Borrower and its  Subsidiaries  as though it was not the Agent  hereunder.  With respect to its Commitment,  and the Advances made or renewed by it and any Note issued to it and any Letter of Credit  issued by it,  the Agent  shall have and may  exercise  the same  rights and powers under this Agreement and the other Loan  Documents and is subject to the same  obligations  and  liabilities as and to the extent set forth herein and in the other Loan  Documents  for any other Lender.  The terms  "Lenders"
or "Required Lenders" or any other term shall,  unless the context clearly otherwise  indicates,  include the Agent in its individual capacity as a Lender or one of the Required Lenders.

SECTION 14.9      Successor  Agent.  The Agent may resign as Agent by providing  thirty (30) days written notice to the Lenders.  If the Agent shall  resign or be removed as Agent under this  Agreement,  then the  Required  Lenders shall appoint from among the Lenders a successor  agent for the Lenders,  which  successor  agent shall, so long as no Default or Event of Default shall have  occurred,  be subject to the approval of the Borrowers  (which  approval shall not be  unreasonably  withheld),  whereupon  such  successor  agent shall  succeed to the rights,  powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its  appointment,  and the former Agent's  rights,  powers and duties as Agent shall be  terminated,  without any other or further act or deed on the part of such former  Agent or any of the parties to this  Agreement  or any holders of the Notes.  After any
Agent's  resignation  or removal  hereunder as Agent,  the provisions of Section 14.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 14.10     Notices from Agent to Lenders.  The Agent shall promptly,  upon receipt thereof,  forward to each
Lender copies of any written notices,  reports or other information  supplied to it by any Borrower (but which such
Borrower is not required to supply directly to the Lenders).

SECTION 14.11     Agency for  Perfection.  Agent and each Lender  hereby  appoints  each other  Lender as agent for the  purpose  of  perfecting  Agent's  Liens in assets  which,  in  accordance  with  Article  IX of the UCC can be perfected only by possession.  Should any Lender (other than the Agent) obtain  possession of any such  Collateral, such Lender shall notify the Agent  thereof,  and,  promptly upon the Agent's  request  therefor shall deliver such
Collateral to the Agent or in accordance with the Agent's instructions.

ARTICLE XV.
                                                   MISCELLANEOUS

SECTION 15.1      Notices.

(a)      Method  of  Communication.  Except  as  specifically  provided  in this  Agreement  or in any of the  Loan
         Documents,  all  notices  and the  communications  hereunder  and  thereunder  shall be in  writing  or by telephone,  subsequently  confirmed in writing.  Notices in writing shall be delivered  personally or sent by e-mail,  certified or registered mail, postage pre-paid,  or by overnight  courier,  telex or facsimile transmission and shall be deemed received in the case of personal  delivery,  when delivered,  in the case of mailing,  when  receipted  for,  in the case of  overnight  delivery,  on the next  Business  Day after delivery to the courier,  and in the case of e-mail, telex and facsimile  transmission,  upon transmittal, provided  that in the case of notices to the  Agent,  notice  shall be deemed to have been given only when such notice is actually  received by the Agent.  A telephonic  notice to the Agent,  as  understood by the
         Agent,  will be deemed to be the  controlling  and  proper  notice in the event of a  discrepancy  with or failure to receive a confirming written notice.

(b)      Addresses  for  Notices.  Notices  to any party  shall be sent to it at the  following  addresses,  or any other address of which all the other parties are notified in writing

                 If to any Borrower:                  Tropical Sportswear Int'l Corporation
                                                      4902 West Waters Avenue
                                                      Tampa, Florida 33634
                                                      Attn: Chief Financial Officer
                                                      Facsimile No. 813-881-0627

                 With a copy to:                      Akerman Senterfitt
                                                      Citrus Center - 17th Floor
                                                      255 South Orange Avenue
                                                      Orlando, Florida 32801-3483
                                                      Attn:Peter E. Reinert, Esq.
                                                      Facsimile No. 407-843-6610

                 If to the Agent:                     The CIT Group/Commercial Services, Inc.
                                                      Two Wachovia Center
                                                      Suite 2500
                                                      301 South Tryon Street
                                                      Charlotte, North Carolina 28202
                                                      Attn: Account Executive - Tropical Sportswear
                                                                                 Int'l Corporation
                                                      Facsimile No. 704-339-2910

                 With a copy to:                      Hunton & Williams, LLP
                                                      Bank of America Plaza
                                                      Suite 3500
                                                      101 South Tryon Street
                                                      Charlotte, North Carolina 28280
                                                      Attn.: Haywood A. Barnes, Esq.
                                                      Facsimile: 704-378-4890

                 If to a Lender:                      At the address of such Lender set forth on the
                                                      signature page hereof.

(c)      Agent's Office.  The Agent hereby  designates its office located at Two Wachovia  Center,  Suite 2500, 301
         South Tryon Street,  Charlotte,  North  Carolina  28202,  or any  subsequent  office which shall have been specified for such purpose by written  notice to the  Borrowers,  as the office to which  payments due are to be made and at which Advances will be disbursed.

SECTION 15.2      Expenses.  Each  Borrower,  jointly  and  severally,  agrees to pay or  reimburse  on demand  all reasonable  costs and  expenses  incurred by the Agent or,  following an Event of Default,  any Lender,  including, without  limitation,  the  reasonable  fees and  disbursements  of  counsel,  including,  without  limitation,  the reasonably  allocated  costs and  expenses of internal  legal  services of the Agent,  in  connection  with (a) the negotiation,  preparation,  execution,  delivery,  administration,  enforcement and termination of any proposal and commitment  letter,  this  Agreement  and  each  of  the  other  Loan  Documents  (collectively,  the  "Transaction
Documents"),   whenever  the  same  shall  be  executed  and  delivered,  including,  without  limitation  (i)  the out-of-pocket  costs and  expenses  incurred  in  connection  with the  administration  and  interpretation  of the
Transaction  Documents;  (ii) the costs and expenses of appraisals of the Collateral;  (iii) the costs and expenses of lien and title searches and title insurance;  (iv) the costs and expenses of environmental  reports with respect to the Real  Estate;  (v)  taxes,  fees and other  charges  for  recording  the  Mortgages,  filing  the  Financing
Statements and continuations and the costs and expenses of taking other actions to perfect,  protect,  and continue the Security Interests including,  without limitation,  the filing of any such financing or continuation statements as Agent deems  necessary  in its sole  discretion  in order to comply with the  Uniform  Commercial  Code in other jurisdictions where Collateral is located;  (b) the preparation,  execution and delivery of any waiver,  amendment, supplement  or  consent  by the Agent and the  Lenders  relating  to the  Transaction  Documents;  (c) sums paid or incurred to pay any amount or take any action required of the Borrowers  under the  Transaction  Documents that any
Borrower  fails  to pay or  take;  (d)  the  reasonable  out-of-pocket  costs  of  field  audits,  inspections  and verifications  of the  Collateral  by the Agent and the  Lenders  relating  to  travel,  meals,  lodging  and other incidental  expenses and the Agent's and Lenders'  standard per diem fee of $850 for each auditor in connection the foregoing,  including,  without limitation, for those audits, inspections and verifications on or prior to the date on which a Person  becomes a Lender;  (e) costs and expenses of forwarding  loan  proceeds,  collecting  checks and other items of payment,  and  establishing  and maintaining any and all Disbursement  Accounts,  Blocked  Accounts,
lockboxes and any other  arrangements  with third  parties  relating to the  Collateral;  (f) costs and expenses of preserving  and  protecting  the  Collateral;  (g)  consulting  with  one or more  Persons,  including  appraisers, accountants  and lawyers,  concerning  the value of any  Collateral  for the Secured  Obligations or related to the nature,  scope or  value  of any  right  or  remedy  of the  Agent  or any  Lender  hereunder  or under  any of the
Transaction  Documents,  including any review of factual  matters in connection  therewith,  which  expenses  shall include the fees and  disbursements  of such  Persons;  and (h)  reasonable  costs and expenses paid or incurred to obtain  payment of the Secured  Obligations,  enforce the Security  Interests,  sell or otherwise  realize upon the
Collateral,  and otherwise  enforce the  provisions  of the  Transaction  Documents,  or to prosecute or defend any claim  in any  way  arising  out of,  related  to or  connected  with,  this  Agreement  or any of the  Transaction
Documents,  which expenses shall include the reasonable fees and  disbursements of counsel and of experts and other consultants retained by the Agent or any Lender.

                  The foregoing shall not be construed to limit any other  provisions of the Transaction  Documents regarding costs and expenses to be paid by a Borrower.  Each Borrower  hereby  authorizes the Agent and the Lenders to debit the Borrower's  Loan Accounts (by increasing  the principal  amount of the Revolving  Credit Loans) in the amount of any such costs and expenses owed by such Borrower when due.

SECTION 15.3      Stamp and Other Taxes.  Each Borrower will pay any and all stamp,  registration,  recordation and similar taxes,  fees or charges and shall indemnify the Agent and the Lenders against any and all liabilities  with respect to or  resulting  from any delay in the payment or omission to pay any such taxes,  fees or charges,  which may be payable or determined to be payable in connection with the execution,  delivery,  performance or enforcement of this Agreement and any of the Loan Documents or the  perfection of any rights or security  interest  thereunder, including, without limitation, the Security Interest.

SECTION 15.4      Setoff; Pro Rata Participation.

(a)      In addition to any rights now or hereafter  granted under  Applicable  Law and not by way of limitation of any such rights,  during the continuance of any Event of Default,  each Lender,  any participant with such
         Lender in the  Revolving  Credit  Loans and each  Affiliate of each Lender are hereby  authorized  by each
         Borrower at any time or from time to time,  without  notice to such Borrower or to any other  Person,  any such  notice  being  hereby  expressly  waived,  to set off and to  appropriate  and to apply  any and all deposits (general or special,  including,  but not limited to,  indebtedness  evidenced by certificates of deposit,  whether  matured  or  unmatured)  and any  other  indebtedness  at any time held or owing by any
         Lender or any  Affiliate  of any Lender or any  participant  to or for the  credit or the  account of such
         Borrower  against and on account of the Secured  Obligations  irrespective  or whether or not the Agent or such Lender shall have made any demand under this  Agreement  or any of the Loan  Documents,  or the Agent
         or such  Lender  shall  have  declared  any or all of the  Secured  Obligations  to be due and  payable as permitted by Section 12.2 and although such Secured Obligations shall be contingent or unmatured.

(b)      If any Lender shall obtain  payment of any principal of or interest on any Revolving  Credit Loans made by it or on any other Secured  Obligation  owing to such Lender through the exercise of any right of set-off, banker's  lien or  counterclaim  or similar  right or  otherwise,  it shall  promptly  so notify the Agent
         (which  shall  promptly  notify the other  Lenders).  If, as a result of such  payment,  such Lender shall have received a greater  percentage  of the  principal of or interest on any  Revolving  Credit Loans than such  Lender's  Commitment  Percentage  thereof,  then it shall,  at the  request of such other  Lender or
         Lenders,  promptly purchase from such other Lender or Lenders  participations in (or, if and to the extent specified  by such first  Lender,  direct  interests  in) the  principal  of or interest on any  Revolving
         Credit  Loans,  as the case may be,  owing to such  other  Lenders  in such  amounts,  and make such other adjustments  from time to time as shall be  equitable,  to the end that such  first  Lender and such other
         Lender or Lenders  (such first Lender and such other Lender or Lenders being  collectively  referred to as the "Sharing  Lenders")  shall share the benefit of such excess  payment (net of any expenses which may be incurred by such first Lender in obtaining or preserving such excess  payment)  ratably in accordance with the  unpaid  amounts  of such  obligations  owing to each of the  Sharing  Lenders  and  their  respective
         Commitment  Percentages of the Revolving Credit  Facility.  To such end all the Sharing Lenders shall make appropriate  adjustments  among  themselves  (by the resale of  participations  sold or otherwise) if such payment is rescinded or must otherwise be restored.

(c)      Each  Borrower  agrees that any Lender so  purchasing a  participation  in  obligations  hereunder of such
         Borrower to another  Lender or other  Lenders may exercise any and all rights of set-off,  bankers'  lien, counterclaim  or similar rights with respect to such  participation  as fully as if such first Lender were a direct holder of obligations  of such Borrower in the amount of such  participation.  Nothing  contained herein  shall  require  any Lender to exercise  any such right or shall  affect the right of any Lender to exercise,  and retain the benefits of  exercising,  any such right with respect to any other  indebtedness or obligation of such Borrower.

(d)      If under any applicable  bankruptcy,  insolvency or other similar law, any Lender receives a secured claim in  lieu of a  set-off  to  which  Section  15.4(b)  hereof  applies,  such  Lender  shall  to the  extent practicable,  exercise its rights in respect of such secured claim in a manner  consistent with the rights of the Lenders  entitled  under this Section 15.4 to share in the benefits of any recovery on such secured claim.

SECTION 15.5      Litigation.  EACH  BORROWER,  THE AGENT  AND EACH  LENDER  HEREBY  KNOWINGLY,  INTENTIONALLY  AND
VOLUNTARILY  WAIVES  TRIAL BY JURY IN ANY  ACTION  OR  PROCEEDING  OF ANY KIND OR  NATURE  IN ANY COURT IN WHICH AN
ACTION MAY BE COMMENCED BY OR AGAINST ANY BORROWER,  THE AGENT AND SUCH LENDER ARISING OUT OF THIS  AGREEMENT,  THE
COLLATERAL OR ANY  ASSIGNMENT  THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE  WHATSOEVER  BETWEEN ANY BORROWER
AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE.  EACH  BORROWER,  THE AGENT AND THE  LENDERS  HEREBY  AGREE THAT
THE FEDERAL  COURT OF THE WESTERN  DISTRICT OF NORTH  CAROLINA  SHALL HAVE  NONEXCLUSIVE  JURISDICTION  TO HEAR AND
DETERMINE  ANY CLAIMS OR  DISPUTES  BETWEEN  ANY  BORROWER  AND THE AGENT OR SUCH  LENDER,  PERTAINING  DIRECTLY OR
INDIRECTLY TO THIS  AGREEMENT OR THE LOAN  DOCUMENTS OR TO ANY MATTER ARISING  THEREFROM.  EACH BORROWER  EXPRESSLY
SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING  COMMENCED IN SUCH COURTS,  HEREBY
WAIVING  PERSONAL  SERVICE OF THE SUMMONS AND  COMPLAINT,  OR OTHER PROCESS OR PAPERS  ISSUED  THEREIN AND AGREEING
THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER  PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED  MAIL
ADDRESSED TO SUCH  BORROWER AT THE ADDRESS OF SUCH  BORROWER SET FORTH IN SECTION  15.1.  SHOULD SUCH BORROWER FAIL
TO APPEAR OR ANSWER ANY SUMMONS,  COMPLAINT,  PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE RECEIPT
THEREOF  (AS THE TERM  RECEIPT  IS  DEFINED IN SECTION  15.1  HEREOF),  IT SHALL BE DEEMED IN DEFAULT  AND AN ORDER
AND/OR  JUDGMENT  MAY BE  RENDERED  AGAINST IT AS  DEMANDED OR PRAYED FOR IN SUCH  SUMMONS,  COMPLAINT,  PROCESS OR
PAPERS.  THE  NONEXCLUSIVE  CHOICE  OF FORUM  SET  FORTH IN THIS  SECTION  SHALL  NOT BE  DEEMED  TO  PRECLUDE  THE
ENFORCEMENT  OF ANY  JUDGMENT  OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION  UNDER THIS  AGREEMENT TO ENFORCE
SAME IN ANY APPROPRIATE JURISDICTION.

SECTION 15.6      Reserved.

SECTION 15.7      Reversal of Payments.  The Agent and each Lender shall have the  continuing  and exclusive  right to apply,  reverse  and  re-apply  any and all  payments  to any  portion of the  Secured  Obligations  in a manner consistent  with the terms of this  Agreement.  To the extent a Borrower  makes a payment or payments to the Agent, for the  account of the  Lenders,  or any Lender  receives  any  payment or  proceeds  of the  Collateral  for such
Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently  invalidated,  declared to be fraudulent  or  preferential,  set aside  and/or  required  to be repaid to a trustee,  receiver or any other party under any  bankruptcy  law,  state or federal  law,  common law or  equitable  cause,  then,  to the extent of such payment or proceeds  received,  the Secured  Obligations or part thereof  intended to be satisfied shall be revived and  continued in full force and effect,  as if such payment or proceeds had not been received by the Agent or such
Lender, and shall constitute a Prime Advance.

SECTION 15.8      Injunctive  Relief.  Each Borrower  recognizes that, in the event such Borrower fails to perform, observe or discharge any of its  obligations or liabilities  under this  Agreement,  any remedy at law may prove to be inadequate  relief to the Agent and the Lenders;  therefore,  such Borrower  agrees that if any Event of Default shall have occurred and be  continuing,  the Agent and the Lenders,  if the Agent or any Lender so requests,  shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

SECTION 15.9      Amendments.

(a)      Except  as set forth in  subsection  (b)  below,  any  term,  covenant,  agreement  or  condition  of this
         Agreement  or any of the Loan  Documents  may be amended or waived,  and any  departure  therefrom  may be consented to by the Required  Lenders,  if, but only if, such  amendment,  waiver or consent is in writing signed by the  Required  Lenders and, in the case of an  amendment  (other than an amendment  described in
         Section 15.9(d)),  by the Borrowers,  and in any such event, the failure to observe,  perform or discharge any such term,  covenant,  agreement or condition  (whether  such  amendment is executed or such waiver or consent  is given  before  or after  such  failure)  shall  not be  construed  as a breach  of such  term, covenant,  agreement or condition or as a Default or an Event of Default.  Unless  otherwise  specified in such waiver or consent,  a waiver or consent  given  hereunder  shall be  effective  only in the  specific instance  and for the  specific  purpose for which  given.  In the event that any such waiver or amendment is  requested  by the  Borrowers,  the Agent and the Lenders  may  require and charge a fee in  connection therewith  and  consideration  thereof in such amount as shall be determined by the Agent and the Required
         Lenders in their reasonable discretion.

(b)      Except as  otherwise  set forth in this  Agreement,  without the prior  unanimous  written  consent of the
         Lenders,

         (i)      no  amendment,  consent or waiver  shall  affect the  amount or extend the time of the obligation of the Lenders to make  Advances or extend the originally scheduled time or times  of  payment of the principal of any Revolving Credit Loans or alter the time or times of payment of  interest on any Revolving Credit Loans,  the Revolving  Credit Facility Amount,  the Commitment or Commitment
                  Percentage  of any  Lender or the rate of  interest  thereon  or the  amount  of any fee  payable hereunder or permit any  subordination  of the  principal  or interest on such loans,  permit the subordination  of the Security  Interests in any material  Collateral or amend the  provisions of
                  Article 12 or of this Section 15.9(b),

         (ii)     no Collateral  shall  be  released  by  the  Agent other than as specifically permitted  in  this
                  Agreement,

         (iii)    except to  the  extent  expressly  provided herein,  the definition "Borrowing Base"  shall not be amended, and

         (iv)     neither  the Agent  nor  any  Lender  shall  consent  to  any  amendment  to  or  waiver  of  the amortization, deferral or subordination provisions of any  instrument or agreement  evidencing or relating to obligations of any Borrower that are expressly  subordinate to  any  of  the  Secured
                  Obligations if such amendment or waiver  would be  adverse  to the  Lenders  in their  capacities as  Lenders hereunder;

provided,  however, that anything herein to the contrary notwithstanding,  Required Lenders shall have the right to waive any  Default  or Event of  Default  and the  consequences  hereunder  of such  Default  or Event of  Default, provided  that such Default or Event of Default does not arise under Section  12.1(g) or Section  12.1(h) or out of a breach of, or failure to perform or observe any term,  covenant or condition of this  Agreement or any other Loan
Document  (other  than the  provisions  of Article 12 of this  Agreement),  the  amendment  of which  requires  the unanimous  consent of the Lenders.  The Required Lenders shall have the right, with respect to any Default or Event of  Default  that may be  waived  by  them,  to enter  into an  agreement  with  the  Borrowers  providing  for the forbearance  from the  exercise  of any  remedies  provided  hereunder  or under the other Loan  Documents  without waiving any Default or Event of Default.

(c)      The making of Advances  hereunder  by the Lenders  during the  existence  of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

(d)      Notwithstanding  any provision of this Agreement or the other Loan Documents to the contrary,  no consent, written or  otherwise,  of the Borrowers  shall be necessary or required in connection  with any amendment to Article 14 (except to the extent  provided in Section 14.9) or Section 4.7;  provided,  however,  Agent shall provide copies of such amendment to the Borrowers.

SECTION 15.10     Performance of each  Borrower's  Duties.  Each  Borrower's  obligations  under this Agreement and each of the Loan  Documents  shall be performed by such Borrower at its own cost and expense.  Upon the  occurrence of a Default or Event of Default  hereunder or under any of the Loan Documents,  if a Borrower shall fail to do any act or thing which they have  covenanted to do under this  Agreement or any of the Loan  Documents,  the Agent,  on
behalf of the Lenders,  may (but shall not be obligated to) do the same or cause it to be done, at such  Borrower's cost and  expense,  either in the name of the Agent or the  Lenders or in the name and on behalf of such  Borrower, and such Borrower hereby irrevocably authorizes the Agent so to act.
SECTION 15.11     Indemnification.  Each  Borrower  agrees to reimburse the Agent and the Lenders for all costs and expenses,  including,  without limitation,  reasonable counsel fees and disbursements,  incurred,  and to indemnify and hold the Agent and the Lenders  harmless  from and against all losses  suffered  by, the Agent or any Lender in connection  with (i) the exercise by the Agent or any Lender of any right or remedy  granted to it under any of the
Transaction  Documents,  (ii) any claim,  and the  prosecution  or defense  thereof,  arising  out of or in any way connected  with  any of the  Transaction  Documents,  and  (iii)  the  collection  or  enforcement  of the  Secured
Obligations  or any of them,  in each case,  other than such costs,  expenses and  liabilities  solely and directly from the Agent's or any Lender's gross negligence or willful misconduct.

SECTION 15.12     All Powers  Coupled with  Interest.  All powers of attorney and other  authorizations  granted to the Agent and the Lenders and any Persons  designated  by the Agent or the Lenders  pursuant to any  provisions  of this  Agreement  or any of the  Transaction  Documents  shall be  deemed  coupled  with an  interest  and  shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

SECTION 15.13     Survival.  Notwithstanding  any termination of this Agreement,  (a) until all Secured Obligations have been  irrevocably  paid in full or  otherwise  satisfied,  the Agent,  for the benefit of the  Lenders,  shall retain its Security  Interest and shall retain all rights under this  Agreement and each of the Security  Documents with respect to such Collateral as fully as though this Agreement had not been  terminated,  (b) the indemnities to which the Agent and the Lenders are entitled  under the  provisions  of this Article 15 and any other  provision of this Agreement and the Loan  Documents  shall continue in full force and effect and shall protect the Agent and the
Lenders  against  events  arising  after  such  termination  as well as  before,  and  (c) in  connection  with the termination of this Agreement and the release and  termination of the Security  Interests,  the Agent, on behalf of itself  as agent and the  Lenders,  may  require  such  assurances  and  indemnities  as it shall  reasonably  deem necessary  or  appropriate  to protect  the Agent and the  Lenders  against  loss on account  of such  release  and termination,  including,  without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

SECTION 15.14     Severability  of  Provisions.  Any  provision  of this  Agreement or any Loan  Document  which is prohibited or unenforceable in any jurisdiction  shall, as to such jurisdiction,  be ineffective only to the extent of such  prohibition  or  unenforceability  without  invalidating  the remainder of such provision or the remaining provisions  hereof  or  thereof  or  affecting  the  validity  or  enforceability  of such  provision  in any other jurisdiction.

SECTION 15.15     Governing  Law. This  Agreement and the Notes shall be construed in accordance  with and governed by the law of the State of North Carolina.

SECTION 15.16     Counterparts.  This  Agreement  may be executed in any number of  counterparts  and by  different parties  hereto in  separate  counterparts,  each of which when so executed  shall be deemed to be an original  and shall be binding upon all parties,  their successors and assigns,  and all of which taken together shall constitute one and the same agreement.

SECTION 15.17     Reproduction  of  Documents.  This  Agreement,  each of the  Loan  Documents  and  all  documents relating thereto,  including,  without  limitation,  (a) consents,  waivers and modifications that may hereafter be executed,  (b) documents received by the Agent or any Lender, and (c) financial statements,  certificates and other information  previously or hereafter  furnished to the Agent or any Lender,  may be reproduced by the Agent or such
Lender by any photographic,  photostatic,  microfilm,  microcard,  miniature  photographic or other similar process and such Person may destroy any original  document so produced.  Each party hereto  stipulates  that, to the extent permitted by Applicable  Law, any such  reproduction  shall be as admissible in evidence as the original  itself in any judicial or  administrative  proceeding  (whether or not the original  shall be in existence and whether or not such  reproduction  was made by the Agent or such Lender in the regular course of business),  and any  enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 15.18     Term of Agreement.  This  Agreement  shall remain in effect from the  Agreement  Date through the
Termination  Date and thereafter  until all Secured  Obligations  shall have been irrevocably paid and satisfied in full. No  termination  of this  Agreement  shall affect the rights and  obligations  of the parties  hereto arising prior to such termination.

SECTION 15.19     Confidentiality.

(a)      Provided the Borrowers have given their  permission,  the Agent and each Lender may issue and  disseminate to the public  general  information  describing  the credit  accommodation  entered into  pursuant to this
         Agreement,  including the name and address of the Borrowers and a general  description  of the  Borrower's business and may use the Borrower's name in advertising and other promotional material.

(b)      Subject to the  provisions  of the following  sentence,  each Lender  severally  agrees to take normal and reasonable  precautions  and  exercise  due  care  to  maintain  the  confidentiality  of all  information identified as  "confidential"  or "secret" by each Borrower and provided to the Agent or such Lender by or on behalf of such Borrower,  under this  Agreement or any other Loan  Document,  except to the extent that such  information  (i) was or  becomes  generally  available  to the  public  other  than as a  result  of disclosure by the Agent or such Lender, or (ii) was or becomes  available on a nonconfidential  basis from a source other than the Borrowers,  provided that such source is not bound by a confidentiality  agreement with the Borrowers  known to the Agent or such Lender;  provided,  however,  that the Agent and any Lender may  disclose  such  information  (A) at the request or pursuant to any  requirement  of any  Governmental
         Authority to which the Agent or such Lender is subject or in connection  with an  examination of the Agent or such Lender by any such Governmental  Authority;  (B) pursuant to subpoena or other court process;  (C)
         when  required  to do so in  accordance  with the  provisions  of any  Applicable  Law;  (D) to the extent reasonably  required in connection with any litigation or proceeding  (including,  but not limited to, any bankruptcy  proceeding) to which the Agent,  any Lender or their  respective  Affiliates may be party; (E)
         to the extent  reasonably  required in connection  with the exercise of any remedy  hereunder or under any other Loan Document;  (F) to the Agent's or such Lender's  independent  auditors,  accountants,  attorneys and other professional advisors;  (G) to any prospective  Participant or Assignee under any Assignment and
         Acceptance,  actual or potential,  provided that such  prospective  Participant or Assignee agrees to keep such  information  confidential  to the same extent required of the Agent and the Lenders  hereunder;  and
         (H) to its Affiliates.

                  IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

                                                     BORROWERS:

                                                     TROPICAL SPORTSWEAR INT'L
                                                     CORPORATION

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President, Chief Executive Officer
                                                              and Treasurer

                                                     TROPICAL SPORTSWEAR COMPANY, INC.

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President, Chief Executive Officer

                                                     SAVANE INTERNATIONAL CORP.

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President, Chief Executive Officer

                                                     APPAREL NETWORK CORP.

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President, Chief Executive Officer
                                                              and Treasurer

                                                     TSI BRANDS, INC.

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President

                                                     TSIL, INC.

                                                     By:      /s/ Robin J. Cohan
                                                     Name:    Robin J. Cohan
                                                     Title:   Executive Vice President

                                                     AGENT:

                                                     THE CIT GROUP/COMMERCIAL
                                                     SERVICES, INC.

                                                     By:      /s/ Timothy E. Cropper
                                                     Name:    Timothy E. Cropper
                                                     Title:   Vice President

                                                     LENDERS:

Commitment Amount: $40,000,000                       THE CIT GROUP/COMMERCIAL
                                                     SERVICES, INC.

                                                     By:      /s/ Timothy E. Cropper
                                                     Name:    Timothy E. Cropper
                                                     Title:   Vice President

Commitment Amount: $20,000,000                       FLEET CAPITAL CORPORATION

                                                     By:      Elizabeth L. Waller
                                                     Name:    Elizabeth L. Waller
                                                     Title:   Senior Vice President